As filed with the Securities and Exchange Commission on September 22, 2025

Securities Act File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-2

Check appropriate box or boxes

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No. ____

☐ Post-Effective Amendment No. ____

BlackRock TCP Capital Corp.
Registrant Exact Name as Specified in Charter

2951 28th Street, Suite 1000 Santa Monica, California 90405
Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(310) 566-1000
Registrant’s Telephone Number, including Area Code

Philip Tseng BlackRock TCP Capital Corp. 2951 28th Street, Suite 1000 Santa Monica, California 90405
Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies to:

Diana Huffman	Michael K. Hoffman, Esq.	Kevin T. Hardy, Esq.
BlackRock TCP Capital Corp.	Skadden, Arps, Meagher & Flom LLP	Skadden, Arps, Meagher & Flom LLP
2951 28th Street, Suite 1000	One Manhattan West	320 South Canal Street
Santa Monica, California 90405	New York, NY 10001	Chicago, IL 60606

From time to time after the effective date of this Registration Statement.

Approximate Date of Commencement of Proposed Public Offering

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.
☒	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☒	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to Section 8(c) of the Securities Act

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ________.
☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.
☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ________.

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☒	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).
☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.
☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

PROSPECTUS

Common Stock
Preferred Stock
Debt Securities
Subscription Rights
Warrants
We (the “Company”) are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940 (the “1940 Act”). Our investment objective is to achieve high total returns through current income and capital appreciation, with an emphasis on principal protection. We seek to achieve our investment objective primarily through investments in debt securities of middle-market companies, which we typically define as those with enterprise values between $100 million and $1.5 billion. While we intend to primarily focus on privately negotiated investments in debt of middle-market companies, we may make investments of all kinds and at all levels of the capital structure, including in equity interests such as preferred or common stock and warrants or options received in connection with our debt investments. Our investment activities will benefit from what we believe are the competitive advantages of our Advisor, including its diverse in-house skills, proprietary deal flow, and consistent and rigorous investment process focused on established, middle-market companies. We expect to generate returns through a combination of the receipt of contractual interest payments on debt investments and origination and similar fees, and, to a lesser extent, equity appreciation through options, warrants, conversion rights or direct equity investments.
Our common stock, preferred stock, debt securities, subscription rights to purchase our securities or warrants representing rights to purchase our securities (collectively, the “Securities”) may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This prospectus contains important information you should know before investing in our Securities. Please read it carefully before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission (the “SEC”). We maintain a website at http://www.tcpcapital.com and we make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through this website. You may also obtain free copies of our annual and quarterly reports and make stockholder inquiries by contacting us at Tennenbaum Capital Partners, LLC, c/o Investor Relations, 2951 28th Street, Suite 1000, Santa Monica, California 90405 or by calling us collect at (310) 566-1094. The SEC maintains a website at http://www.sec.gov where such information is available without charge upon request. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.
The debt securities in which we typically invest are either rated below investment grade by independent rating agencies or would be rated below investment grade if such securities were rated by rating agencies. Below investment grade securities, which are often referred to as “hybrid securities,” “junk bonds” or “leveraged loans” are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may be illiquid and difficult to value and typically do not require repayment of principal prior to maturity, which potentially heightens the risk that we may lose all or part of our investment. In addition, a substantial majority of the Company’s debt investments include interest reset provisions that may make it more difficult for the borrowers to make debt repayments to the Company if the reset provision has the effect of increasing the applicable interest rate.
Shares of closed-end investment companies, including business development companies, frequently trade at a discount from their net asset value. If our shares trade at a discount to our net asset value, it will likely increase the risk of loss for purchasers in the offerings. Investing in our securities involves a high degree of risk, including credit risk and the risk of the use of leverage. Before buying any securities, you should read the discussion of the material risks of investing in our securities in “Risks” beginning on page 9 of this prospectus.

This prospectus may not be used to consummate sales of shares of our securities unless accompanied by a prospectus supplement.
The date of this prospectus is September 22, 2025.
Our Securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our Securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents, underwriters or dealers, or the basis upon which such amount may be calculated. We may not sell any of our Securities through agents, underwriters or dealers without delivery of the prospectus and a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on The NASDAQ Global Select Market under the symbol “TCPC.” As of September 19, 2025, the last reported sales price for our common stock was $6.58. Our net asset value per share of our common stock at June 30, 2025 was $8.71.
Tennenbaum Capital Partners, LLC (the “Advisor”) serves as our investment advisor. Our Advisor is an indirect subsidiary of BlackRock, Inc. (together with its subsidiaries, “BlackRock”). BlackRock is a leading publicly traded investment management firm (NYSE:BLK), with approximately $12.5 trillion of assets under management as of June 30, 2025. Series H of SVOF/MM, LLC, an affiliate of our Advisor, provides the administrative services necessary for us to operate.
We may offer shares of common stock, subscription rights, warrants, options or rights to acquire shares of common stock, at a discount to net asset value per share in certain circumstances. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. At our 2025 annual meeting of stockholders, initially held on May 22, 2025, and adjourned to June 18, 2025, our stockholders approved our ability to sell shares of the Company’s common stock at a price or prices below its then current net asset value per share in one or more offerings (for a 12 month period expiring on the anniversary of the date of stockholder approval), subject to certain limitations set forth in our definitive proxy statement dated April 2, 2025, as revised (including, without limitation, that the number of shares sold on any given date does not exceed 25% of the Company’s then outstanding common stock immediately prior to such sale). We intend to seek stockholder approval at our 2026 annual meeting to continue for an additional year our ability to issue shares of common stock below net asset value, subject to the condition that the maximum number of shares salable below net asset value pursuant to this authority in any particular offering that could result in such dilution is limited to 25% of our then outstanding common stock immediately prior to each such offering.

Statistical and market data used in this prospectus has been obtained from governmental and independent industry sources and publications. We have not independently verified the data obtained from these sources. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements contained in this prospectus, for which the safe harbor provided in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934 is not available.
You should rely only on the information contained, or incorporated by reference, in this prospectus and any accompanying prospectus supplement. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and no underwriters are, making offers to sell these securities in any jurisdiction where such offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date on the front of this prospectus and the information in any accompanying prospectus supplement is accurate only as of the date on the front of the accompanying prospectus supplement. Our business, financial condition and prospects may have changed since that date. To the extent required by applicable law, we will update this prospectus during the offering period to reflect material changes to the disclosure herein. See also “Incorporation by Reference” and “Additional Information.”

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INCORPORATION BY REFERENCE
This prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference into this prospectus the documents listed below and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, including any filings on or after the date of this prospectus from the date of filings (excluding any information furnished, rather than filed), until we have sold all of the offered securities to which this prospectus and any accompanying prospectus supplement relates or the offering is otherwise terminated. The information incorporated by reference is an important part of this prospectus. Any statement in a document incorporated by reference into this prospectus will be deemed to be automatically modified or superseded to the extent a statement contained in (1) this prospectus or (2) any other subsequently filed document that is incorporated by reference into this prospectus modifies or supersedes such statement. The documents incorporated by reference herein include:
•	our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 27, 2025;
•	The Financial Highlights in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on February 26, 2020;
•	our Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 filed with the SEC on August 7, 2025;
•	our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 filed with the SEC on May 8, 2025;
•	our Current Reports on Form 8-K filed with the SEC on each of May 19, 2025, May 22, 2025, June 20, 2025, July 1, 2025, July 16, 2025, and August 1, 2025;
•	our definitive Proxy Statement on Schedule 14A filed with the SEC on April 2, 2025, as revised by Amendment No. 1 to the Proxy Statement on Schedule 14A, filed with the SEC on April 10, 2025; and
•
the description of our common stock contained in our Registration Statement on Form 8-A (File No. 001-35494) filed with the SEC on April 3, 2012, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering registered hereby.

To obtain copies of these filings, see “Additional Information.” We will also provide without charge to each person, including any beneficial owner, to whom this prospectus is delivered, upon written or oral request, a copy of any and all of the documents that have been or may be incorporated by reference in this prospectus. You should direct requests for documents by writing to:
Investor Relations
Tennenbaum Capital Partners, LLC
2951 28th Street, Suite 1000
Santa Monica, California 90405
Phone number: (310) 566-1094
This prospectus is also available on our website at http://www.tcpcapital.com. Information contained on our website is not incorporated by reference into this prospectus and should not be considered to be part of this prospectus.

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ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement that we have filed with the SEC, using the “shelf” registration process as a “well-known seasoned issuer,” as defined in Rule 405 under the Securities Act. Under the shelf registration process, we may offer, from time to time on a delayed basis over a three year period, shares of our common stock, shares of our preferred stock, debt securities, subscription rights to purchase shares of our securities or warrants representing rights to purchase our securities. The Securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the Securities that we may offer. Each time we use this prospectus to offer Securities, we will provide an accompanying prospectus supplement that will contain specific information about the terms of that offering. This prospectus and any accompanying prospectus supplement will together constitute the prospectus for an offering of our Securities. The accompanying prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any accompanying prospectus supplement together with any exhibits and the additional information described under the headings “Incorporation by Reference” and “Additional Information” and the section under the heading “Risks” before you make an investment decision. You should rely only on the information contained, or incorporated by reference, collectively, in this prospectus and any accompanying prospectus supplement.

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PROSPECTUS SUMMARY
This summary highlights some of the information in this prospectus. This summary is not complete and may not contain all of the information that you may want to consider before investing in our Securities. You should read the entire prospectus, including “Risks.”
Throughout this prospectus, unless the context otherwise requires, a reference to:
“Company,” “we,” “us” and “our” refer to Special Value Continuation Fund, LLC, a Delaware limited liability company, for the periods prior to the consummation of the Conversion (as defined below) described elsewhere in this prospectus and to BlackRock TCP Capital Corp., formerly known as TCP Capital Corp., for the periods after the consummation of the Conversion;
“SVCP” refers to Special Value Continuation Partners LLC, a Delaware limited liability company;
“TCPC Funding” refers to TCPC Funding I, LLC, a Delaware limited liability company;
“TCPC Funding II” refers to TCPC Funding II, LLC, a Delaware limited liability company;
The “SBIC” refers to TCPC SBIC, LP, a Delaware limited partnership;
“Merger Sub” refers to BCIC Merger Sub, LLC a Delaware limited liability company;
The “Advisor” refers to Tennenbaum Capital Partners, LLC, a Delaware limited liability company and the investment manager; and
“Administrator” refers to Series H of SVOF/MM, LLC, a series of a Delaware limited liability company, an affiliate of the Advisor and administrator of the Company.
For simplicity, references in this prospectus to the “Company,” “we,” “us” and “our” includes, where appropriate in the context, SVCP, TCPC Funding, TCPC Funding II and the SBIC on a consolidated basis.
The Company
The Company is a Delaware corporation formed on April 2, 2012 in connection with the conversion of the Special Value Continuation Fund, LLC (“SVCF”), the predecessor to the Company, from a limited liability company to a corporation. At the time of the conversion, all limited liability company interests of Special Value Continuation Fund, LLC (“SVCF”), the predecessor to the Company, were exchanged for 15,725,635 shares of common stock in the Company. As a result of the conversion, the books and records of SVCF became the books and records of the Company. In this prospectus, we refer to such transactions as the “Conversion.” Unless otherwise indicated, the disclosure in this prospectus gives effect to the Conversion.
The Company is an externally managed, closed-end, non-diversified management investment company.
On April 3, 2012, the Company priced its initial public offering (the “Offering”), selling 5,750,000 shares of its common stock at a public offering price of $14.75 per share.
We have elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Our investment objective is to achieve high total returns through current income and capital appreciation, with an emphasis on principal protection. We seek to achieve our investment objective primarily through investments in debt securities of middle-market companies, which we typically define as those with enterprise values between $100 million and $1.5 billion. While we intend to primarily focus on privately negotiated investments in debt of middle-market companies, we may make investments of all kinds and at all levels of the capital structure, including in equity interests such as preferred or common stock and warrants or options received in connection with our debt investments. Our investment activities will benefit from what we believe are the competitive advantages of our Advisor, including its diverse in-house skills, proprietary deal flow, and consistent and rigorous investment process focused on established, middle-market companies. We expect to generate returns through a combination of the receipt of contractual interest payments on debt investments and origination and similar fees, and, to a lesser extent, equity appreciation through options, warrants, conversion rights or direct equity investments.
Investment operations are conducted through the Company’s wholly-owned subsidiaries, SVCP, TCPC Funding, TCPC Funding II, the SBIC and Merger Sub. SVCP was organized as a limited partnership and had elected to be regulated as a BDC under the 1940 Act through July 31, 2018. On August 1, 2018, SVCP withdrew its election to be regulated as a BDC under the 1940 Act and withdrew the registration of its common limited partner interests under

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Section 12(g) of the Securities Exchange Act of 1934 and, on August 2, 2018, terminated its general partner, Series H of SVOF/MM, LLC, and converted to a Delaware limited liability company. The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC (the “Advisor”), which serves as the investment manager to the Company, TCPC Funding, TCPC Funding II, the SBIC and Merger Sub. The Advisor is an indirect subsidiary of BlackRock, Inc., which, along with its subsidiaries, is referred to herein as “BlackRock”.
The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes. As a RIC, we will not be taxed on our income to the extent that we distribute such income each year and satisfy other applicable income tax requirements. SVCP was treated as a partnership for U.S. federal income tax purposes through August 1, 2018, and upon its conversion to a limited liability company on August 2, 2018 and thereafter has been treated as a disregarded entity.
To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to our stockholders generally at least 90% of our investment company taxable income, as defined by the Internal Revenue Code of 1986, as amended (the “Code”), for each year. Pursuant to this election, we generally will not have to pay corporate level taxes on any income that we distribute to our stockholders provided that we satisfy those requirements.
On March 18, 2024, the Company completed its acquisition of BlackRock Capital Investment Corporation, a Delaware corporation (“BCIC”), pursuant to the Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 10, 2024, by and among the Company, BCIC, Merger Sub, and solely for the limited purposes set forth therein, BlackRock Capital Investment Advisors, LLC, a Delaware limited liability company and investment advisor to BCIC, and the Advisor. Pursuant to the Merger Agreement, BCIC merged with and into Merger Sub, with Merger Sub continuing as the surviving company and as a subsidiary of SVCP and an indirect wholly-owned subsidiary of the Company (the “2024 Merger”). As a result of, and as of the effective time of, the 2024 Merger, BCIC’s separate corporate existence ceased.
An organizational structure diagram showing our organizational structure is set forth below:

Shareholders
Unsecured Notes
BlackRock TCP Capital Corp.
Investment Advisor
Tennenbaum Capital Partners, LLC
Sole Member
Administrator
Managing Member
SVCP Credit Facility
Special Value Continuation Partners, LLC
Series H of SVOF/MM, LLC
TCPC Funding II Facility
BCIC Merger Sub Credit Facility
SBA Debentures
BCIC Merger Sub, LLC
TCPC Funding II, LLC
TCPC Funding I, LLC
TCPC SBIC, LP
Investment Advisor

The Company’s management consists of our Advisor and board of directors. The Company has entered into an investment management agreement with our Advisor, under which our Advisor, subject to the overall supervision of our board of directors, manages the day-to-day operations of, and provides investment advisory services to, the Company.

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Our board of directors has overall responsibility for the management of the Company, including deciding upon matters of general policy and reviewing the actions of our Advisor. The majority of the members of the board of directors of the Company are independent of our Advisor. Our Advisor serves as the investment advisor of each of the Company, TCPC Funding, TCPC Funding II, the SBIC and Merger Sub.
Company Information
Our administrative and executive offices are located at 2951 28th Street, Suite 1000, Santa Monica, CA 90405, and our telephone number is (310) 566-1094. We maintain a website at http://www.tcpcapital.com. Information contained on this website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.
Risks
Investing in the Company and the Securities offered by this prospectus involves a high degree of risk. See “Risks” beginning on page 9 of this prospectus for a discussion of certain material risks you should carefully consider before deciding to invest in our Securities.

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THE OFFERING
We may offer, from time to time, in one or more offerings or series, together or separately, our Securities, which we expect to use to repay amounts outstanding under the revolving, multi-currency credit facility issued by SVCP (the “SVCP Credit Facility”), the senior secured revolving credit facility issued by TCPC Funding II (the “TCPC Funding Facility II”) and, the senior secured revolving credit facility originally issued by BCIC and assumed by Merger Sub (“Merger Sub Facility”) if any, (which will increase the funds under the SVCP Credit Facility, the TCPC Funding Facility II, and the Merger Sub Facility available to us to make additional investments in portfolio companies) and to make investments in portfolio companies in accordance with our investment objective and for other general corporate purposes, including payment of operating expenses.
Our Securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to a particular offering will disclose the terms of that offering, including the name or names of any agents, underwriters or dealers involved in the sale of our Securities, the purchase price, and any fee, commission or discount arrangement between us and our agents, underwriters or dealers, or the basis upon which such amount may be calculated. We may not sell our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such Securities.
Set forth below is additional information regarding the offering of our Securities:
The Nasdaq Global Select Market Symbol
“TCPC”
Use of Proceeds
Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds to reduce our borrowings outstanding under the SVCP Credit Facility, TCPC Funding Facility II, and the Merger Sub Facility, if any, and to make investments in portfolio companies in accordance with our investment objective and for other general corporate purposes, including payment of operating expenses. Pending investment, we may invest the net proceeds of an offering primarily in cash, cash equivalents, U.S. Government securities and other high-quality debt investments that mature in one year or less. These securities may have lower yields than our other investments and accordingly may result in lower distributions, if any, during such period. See “Use of Proceeds.”
Investment Management Arrangements
The Company has entered into an investment management agreement with our Advisor, under which our Advisor, subject to the overall supervision of our board of directors, manages the day-to-day operations of and provides investment advisory services to the Company. For providing these services, the Advisor receives a base management fee and may receive incentive compensation. Prior to August 1, 2018, SVCP was regulated as a BDC and was also party to an investment management agreement with the Advisor. On January 29, 2018, SVCP amended and restated its limited partnership agreement (the “LPA”), effective as of January 1, 2018, to convert its then existing incentive compensation structure from a profit allocation and distribution to its general partner into a fee payable to the Advisor pursuant to such investment management agreement. The amendment had no impact on the amount of the incentive compensation paid or services received by the Company. Accordingly, prior to January 1, 2018, incentive compensation was allocated to SVCP’s general partner as a distribution. Under the then-existing investment management agreements and the limited partnership agreement of SVCP (pursuant to which incentive compensation was distributed to SVCP’s general partner prior to January 1, 2018), no incentive compensation was incurred until after January 1, 2013.
Under the then-existing investment management agreements and limited partnership agreement of SVCP (pursuant to which incentive compensation was distributed to SVCP’s general partner prior to January 1, 2018), no incentive compensation was incurred until after January 1, 2013.
Incentive Compensation pursuant to investment management agreements prior to February 9, 2019
The incentive compensation had two components, ordinary income and capital gains. Each component was payable or distributable quarterly in arrears (or upon termination of the Advisor as the investment manager or SVCP’s general partner as its general partner, as of the termination date) beginning January 1, 2013 and calculated as follows:
Each of the two components of incentive compensation was separately subject to a total return limitation. Thus, notwithstanding the following provisions, we were not obligated to pay or distribute any ordinary income incentive

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compensation or any capital gains incentive compensation if our cumulative total return did not exceed an 8% annual return on daily weighted average contributed common equity. If our cumulative annual total return was above 8%, the total cumulative incentive compensation we paid was not more than 20% of our cumulative total return, or, if lower, the amount of our cumulative total return that exceeded the 8% annual rate.
Subject to the above limitation, the ordinary income component was the amount, if positive, equal to 20% of the cumulative ordinary income before incentive compensation, less cumulative ordinary income incentive compensation previously paid or distributed.
Subject to the above limitation, the capital gains component was the amount, if positive, equal to 20% of the cumulative realized capital gains (computed net of cumulative realized losses and cumulative net unrealized capital depreciation), less cumulative capital gains incentive compensation previously paid or distributed. For assets held on January 1, 2013, capital gain, loss and depreciation are measured on an asset by asset basis against the value thereof as of December 31, 2012. The capital gains component was paid or distributed in full prior to payment or distribution of the ordinary income component.
Incentive Compensation pursuant to the current investment management agreement
Under the current investment management agreement, dated September 6, 2023, the incentive compensation equals the sum of (1) 20% of all ordinary income since January 1, 2013 through February 8, 2019 and 17.5% thereafter and (2) 20% of all net realized capital gains (net of any net unrealized capital depreciation) since January 1, 2013 through February 8, 2019 and 17.5% thereafter, less ordinary income incentive compensation and capital gains incentive compensation previously paid. However, incentive compensation will only be paid to the extent the cumulative total return of the Company after incentive compensation and including such payment would equal or exceed a 7% annual return on daily weighted average contributed common equity.
The incentive compensation is payable quarterly in arrears (or upon termination of the Advisor as the investment manager, as of the termination date).
Distributions
We intend to make quarterly distributions to our stockholders out of assets legally available for distribution. The timing and amount of our quarterly distributions, if any, are determined by our board of directors. Any distributions to our stockholders are declared out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in, or incorporated by reference into, this filing. Due to the asset coverage test applicable to us under the 1940 Act as a BDC, we may be limited in our ability to make distributions. While it is intended that we will have sufficient assets to enable us to pay quarterly distributions to our stockholders and maintain our status as a RIC, there can be no assurances that we will be able pay distributions to our stockholders in the future.
Taxation
The Company currently is a RIC for U.S. federal income tax purposes and intends to continue to qualify each year as a RIC. In order to qualify as a RIC, the Company generally must satisfy certain income, asset diversification and distribution requirements. As long as it so qualifies, the Company will generally not be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gain on a timely basis. See “Distributions” and “U.S. Federal Income Tax Matters.”
Custodian
Wells Fargo Bank, National Association, or the Custodian, serves as our custodian. See “Custodian.”
Transfer and Dividend Paying Agent
Computershare, Inc. serves as our Transfer and Dividend Paying Agent. See “Transfer Agent.”
Borrowings
We expect to use leverage, including through the SVCP Credit Facility, TCPC Funding Facility II and Merger Sub Facility, to make investments. We are exposed to the risks of leverage, which include that leverage may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested

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by us and therefore increases the risks associated with investing in our Securities. The Company will comply with the asset coverage and other requirements relating to the issuance of senior securities under the 1940 Act. Because the base investment advisory fee we pay our Advisor is calculated by reference to our total assets, our Advisor may have an incentive to increase our leverage in order to increase its fees. See “Risks.”
Trading at a Discount
Shares of closed-end investment companies, including business development companies, frequently trade at a discount from their net asset value. We are not generally able to issue and sell our common stock at a price below our net asset value per share unless we have stockholder approval. At our 2025 annual meeting of stockholders, initially held on May 22, 2025, and adjourned to June 18, 2025, our stockholders approved our ability to sell shares of the Company’s common stock at a price or prices below its then current net asset value per share in one or more offerings (for a 12 month period expiring on the anniversary of the date of stockholder approval), subject to certain limitations set froth in our definitive proxy statement dated April 2, 2025, as revised (including, without limitation, that the number of shares sold on any given date does not exceed 25% of the Company’s then outstanding common stock immediately prior to such sale). The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. Our net asset value immediately following an offering will reflect reductions resulting from the sales load and the amount of such offering expenses paid by us. This risk may have a greater effect on investors expecting to sell their shares soon after completion of such offering, and our shares may be more appropriate for long-term investors than for investors with shorter investment horizons. We cannot predict whether our shares will trade above, at or below net asset value. See “Risks.”
Anti-Takeover Provisions
The Delaware General Corporation Law, our amended certificate of incorporation and our amended and restated bylaws contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock. Our amended certificate of incorporation and bylaws provide that special meetings of the stockholders may only be called by our Board of Directors, Chairman, Chief Executive Officer or Secretary. These provisions, as well as other provisions of our amended certificate of incorporation and our amended and restated bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. See “Description of Our Capital Stock.”
Administrator
Our Administrator oversees our financial records, prepares reports to our stockholders and reports filed with the SEC, leases office space to us, provides us with equipment and office services and generally monitors the payment of our expenses and provides or supervises the performance of administrative and professional services used by us. We reimburse the Administrator for its costs in providing these services without paying any separate administration fee, markup or other profit in excess of fully allocated costs. There is no predetermined limit on such expenses, however, reimbursement for any such expenses are subject to the review and approval of our board of directors.
License Agreement
We have entered into a royalty-free license agreement with BlackRock and the Advisor, pursuant to which each of BlackRock and the Advisor has agreed to grant us a non-exclusive, royalty-free license to use the name “BlackRock” and “TCP.”
Available Information
We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended, or the Securities Act, which contains additional information about us and our Securities being offered by this prospectus. We are obligated to file annual, quarterly and current reports, proxy statements and other information with the SEC. This information is available on the SEC’s website at http://www.sec.gov.
We maintain a website at http://www.tcpcapital.com and we make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through this website. You may also

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obtain such information by contacting us at 2951 28th Street, Suite 1000, Santa Monica, CA 90405, or by calling us collect at (310) 566-1094. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.
We incorporate by reference into this prospectus the documents listed in “Incorporation by Reference” in this prospectus and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, including any filings on or after the date of this prospectus from the date of filing (excluding any information furnished, rather than filed), until we have sold all of the offered securities to which this prospectus relates or the offering is otherwise terminated. The information incorporated by reference is an important part of this prospectus. Any statement in a document incorporated by reference into this prospectus will be deemed to be automatically modified or superseded to the extent a statement contained in (1) this prospectus or (2) any other subsequently filed document that is incorporated by reference into this prospectus modifies or supersedes such statement.
We will provide without charge to each person, including any beneficial owner, to whom this prospectus is delivered, upon written or oral request, a copy of any and all of the documents that have been or may be incorporated by reference in this prospectus. Please refer to “Incorporation by Reference” and “Additional Information”
See “Incorporation by Reference” and “Additional Information” in this prospectus for further information on where to access, or how to request, copies of documents or further information in connection with the Company, this prospectus or an offering of Securities to which this prospectus relates.

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PRICE RANGE OF COMMON SHARES
The information contained under the heading “Item 5. Other Information—Price Range of Common Stock” in the Company’s Quarterly Report on Form 10-Q as of June 30, 2025 is incorporated herein by reference.

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RISKS
Before you invest in our Securities, you should be aware of various risks, including those described in our Annual Report on Form 10-K for the year ended December 31, 2024, the risk factors described under the caption “Risks” in any applicable prospectus supplement, any risk factors set forth in our other filings with the SEC, pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, and those described below. You should carefully consider such risk factors, together with all of the other information included or incorporated by reference in this prospectus, including our consolidated financial statements and the related notes thereto, before you decide whether to make an investment in our Securities. Such risks are not the only risks we face, but they are the principal risks associated with an investment in the Company as well as generally associated with investment in a company with investment objectives, investment policies, capital structure or trading markets similar to the Company’s. Such risk factors also describe the special risks of investing in a business development company, including the risks associated with investing in a portfolio of small and developing or financially troubled businesses. Additional risks and uncertainties not currently known to us or that are currently immaterial also may materially adversely affect our business, financial condition and/or operating results. If any of the events described in any such risks occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, or the value of our preferred stock, debt securities and warrants, if any are outstanding, may decline, and you may lose all or part of your investment. You should also carefully review the cautionary statement in this prospectus referred to under “Special Note Regarding Forward-Looking Statements” below. See also “Incorporation by Reference” and “Additional Information” in this prospectus.
Risks relating to the offerings pursuant to this prospectus
We may use proceeds of future offerings in a way with which you may not agree.
We will have significant flexibility in applying the proceeds of the offerings and may use the net proceeds from the offerings in ways with which you may not agree, or for purposes other than those contemplated at the time of such offerings. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of future offerings. Our ability to achieve our investment objective may be limited to the extent that net proceeds of such offerings, pending full investment, are used to pay expenses rather than to make investments.
We cannot assure you that we will be able to successfully deploy the proceeds of offerings within the timeframe we have contemplated.
We currently anticipate that a portion of the net proceeds of future offerings will be invested in accordance with our investment objective within six to twelve months following completion of any such offering. We cannot assure you, however, that we will be able to locate a sufficient number of suitable investment opportunities to allow us to successfully deploy in that timeframe that portion of net proceeds of such future offerings. To the extent we are unable to invest within our contemplated timeframe after the completion of an offering, our investment income, and in turn our results of operations, will likely be adversely affected.
Our most recent NAV was calculated as of June 30, 2025 and our NAV when calculated as of any date thereafter may be higher or lower.
Our most recent NAV per share is $8.71 determined by us as of June 30, 2025. NAV per share as of any subsequent date, may be higher or lower than $8.71 based on potential changes in valuations, issuances of securities and earnings for the quarter then ended. Our board of directors has not yet approved the fair value of portfolio investments as of any date subsequent to June 30, 2025. The fair value of our portfolio investments is determined using a consistently applied valuation process in accordance with our documented valuation policy that has been reviewed and approved by our board of directors, who also approve in good faith the valuation of such securities on a quarterly basis in connection with the preparation of quarterly financial statements and based on input from independent valuation firms, our Advisor, the Administrator and the audit committee of our board of directors.
Risks related to our common stock
Senior securities, including debt, expose us to additional risks, including the typical risks associated with leverage and could adversely affect our business, financial condition and results of operations.
We currently use our SVCP Credit Facility, TCPC Funding Facility II and Merger Sub Facility to leverage our portfolio and we expect in the future to borrow from and issue senior debt securities to banks and other lenders.

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With certain limited exceptions, as a BDC, we are only allowed to borrow amounts or otherwise issue senior securities such that our asset coverage ratio, as defined in the 1940 Act, is at least 150% after such borrowing or other issuance. The amount of leverage that we employ will depend on our Advisor’s and our board of directors’ assessment of market conditions and other factors at the time of any proposed borrowing. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for stockholders, any of which could adversely affect our business, financial condition and results of operations, including the following:
•	A likelihood of greater volatility in the net asset value and market price of our common stock;
•
Diminished operating flexibility as a result of asset coverage or investment portfolio composition requirements required by lenders or investors that are more stringent than those imposed by the 1940 Act;

•	The possibility that investments will have to be liquidated at less than full value or at inopportune times to comply with debt covenants or to pay interest or dividends on the leverage;
•	Increased operating expenses due to the cost of leverage, including issuance and servicing costs;
•	Convertible or exchangeable securities may have rights, preferences and privileges more favorable than those of our common stock;
•
Subordination to lenders’ superior claims on our assets as a result of which lenders will be able to receive proceeds available in the case of our liquidation before any proceeds will be distributed to our stockholders;

•	Increased difficulty for us to meet our payment and other obligations under our outstanding debt;
•
The occurrence of an event of default if we fail to comply with the financial and/or other restrictive covenants contained in our debt agreements, including the credit agreements relating to the SVCP Credit Facility, the TCPC Funding Facility II and, the Merger Sub Facility, which event of default could result in all or some of our debt becoming immediately due and payable;

•	Reduced availability of our cash flow to fund investments, acquisitions and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;
•
The risk of increased sensitivity to interest rate increases on our indebtedness with variable interest rates, including the borrowings described under “Description of our Capital Stock-Leverage Program” (the “Leverage Program”); and

•	Reduced flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy.
For example, the amount we may borrow under our SVCP Credit Facility, TCPC Funding Facility II and Merger Sub Facility is determined, in part, by the fair value of our investments. If the fair value of our investments declines, we may be forced to sell investments at a loss to maintain compliance with our borrowing limits. Other debt facilities we may enter into in the future may contain similar provisions. Any such forced sales would reduce our net asset value and also make it difficult for the net asset value to recover. Our Advisor and our board of directors in their best judgment nevertheless may determine to use leverage if they expect that the benefits to our stockholders of maintaining the leveraged position will outweigh the risks.
In addition, our ability to meet our payment and other obligations of the Leverage Program depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under our existing credit facilities or otherwise, in an amount sufficient to enable us to meet our payment obligations any debt we may issue and to fund other liquidity needs. If we are not able to generate sufficient cash flow to service our debt obligations, we may need to refinance or restructure our debt, including sell assets, reduce or delay capital investments, or seek to raise additional capital. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under any debt we may issue.

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Investing in our Securities may involve an above average degree of risk.
The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies involve higher levels of risk, and therefore, an investment in our Securities may not be suitable for someone with lower risk tolerance.
Our stockholders may receive shares of our common stock as dividends, which could result in adverse tax consequences to stockholders.
To satisfy the annual distribution requirement applicable to RICs, we have the ability to declare a large portion of a dividend in shares of our common stock instead of in cash. As long as 20% of such dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, a stockholder would be taxed on 100% of the dividend in the same manner as a cash dividend, even though most of the dividend was paid in shares of our common stock.
Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.
Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.
Future transactions and these offerings may limit our ability to use our capital loss carryforwards.
We have capital loss carryforwards for U.S. federal income tax purposes. Subject to certain limitations, capital loss carryforwards may be used to offset future recognized capital gains. Section 382 of the Code imposes an annual limitation on the ability of a corporation, including a RIC, that undergoes an “ownership change” to use its capital loss carryforwards. Generally, an ownership change occurs if certain five percent stockholders and public groups collectively increase their ownership in us by 50 percent points or more during a three-year period. We do not expect that the offerings will result in an ownership change for Section 382 purposes. However, even if the offerings do not result in an ownership change, they will make it more likely that future transactions involving our common stock, including transfers by existing stockholders, could result in such an ownership change. Accordingly, there can be no assurance that an ownership change limiting our ability to use our capital loss carryforwards (and built-in, unrecognized losses, if any) will not occur in the future. Such a limitation would, for any given year, have the effect of potentially increasing the amount of our U.S. federal net capital gains for such year and, hence, the amount of dividends we would need to distribute to remain a RIC and to avoid U.S. income and excise tax liability.
We may initially invest a portion of the net proceeds of offerings pursuant to this prospectus primarily in high-quality short-term investments, which will generate lower rates of return than those expected from the interest generated on first and second lien senior secured loans and mezzanine debt.
We may initially invest a portion of the net proceeds of offerings pursuant to this prospectus primarily in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities generally earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. As a result, we may not, for a time, be able to achieve our investment objective and/or we may need to, for a time, decrease the amount of any dividend that we may pay to our stockholders to a level that is substantially lower than the level that we expect to pay when the net proceeds of offerings are fully invested in accordance with our investment objective. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our shares may decline.
Certain proposed changes in tax law may have adverse tax consequences to certain non-U.S. holders of the our common stock.
On May 22, 2025, the United States House of Representatives passed a bill that, if enacted into law, may affect the U.S. federal income tax considerations applicable to certain non-U.S. holders of our common stock. In particular, the bill proposes to increase the current U.S. tax rates, including reduced rates provided under an applicable income tax treaty, on dividends payable on common stock to certain individuals and entities resident in, or owned by residents of, countries (“applicable persons”) that have enacted any unfair foreign tax, as defined in the bill. Among other things, the bill provides for escalating rates of tax on payments to applicable persons, including applicable persons that claim a reduced rate of withholding tax under an applicable income tax treaty, up to 20% above the current statutory rates of tax

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(determined without regard to any rate provided under an applicable income tax treaty in lieu of such statutory rate). The likelihood of the bill or other similar legislation being enacted is uncertain, and the provisions of the bill or other similar legislation may change prior to enactment. Prospective investors in our common stock should consult their legal advisors regarding the likelihood of the bill becoming law and the potential effects of the bill to them of investing in the our stock.

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
In addition to factors previously identified elsewhere in this prospectus, including the “Risks” section of this prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:
•	our, or our portfolio companies’, future business, operations, operating results or prospects;
•	the return or impact of current and future investments;
•	the impact of a protracted decline in the liquidity of credit markets on our business;
•	the impact of fluctuations in interest rates on our business;
•	the impact of changes in laws or regulations governing our operations or the operations of our portfolio companies;
•	our contractual arrangements and relationships with third parties;
•	the general economy and its impact on the industries in which we invest;
•	the financial condition of and ability of our current and prospective portfolio companies to achieve their objectives;
•	our expected financings and investments;
•	the adequacy of our financing resources and working capital;
•	the ability of our investment advisor to locate suitable investments for us and to monitor and administer our investments;
•	the timing of cash flows, if any, from the operations of our portfolio companies;
•	the timing, form and amount of any dividend distributions;
•	our ability to maintain our qualification as a regulated investment company and as a business development company;
•	the ability to realize benefits anticipated by the 2024 Merger; and
•	the impact of information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity attacks.
This prospectus contains, and other statements that we may make may contain, forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.
Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act or Section 21E of the Exchange Act. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

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USE OF PROCEEDS
Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from any offering to repay amounts outstanding under the SVCP Credit Facility, TCPC Funding Facility II and Merger Sub Facility, if any, (which will increase the funds under the SVCP Credit Facility, TCPC Funding Facility II and Merger Sub Facility available to us to make additional investments in portfolio companies) and to make investments in portfolio companies in accordance with our investment objective and for other general corporate purposes, including payment of operating expenses. We anticipate that substantially all of the net proceeds of an offering, not used to repay borrowings or for general corporate purposes, will be invested in accordance with our investment objective within six to twelve months following completion of such offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you that we will achieve our targeted investment pace.
As of September 19, 2025, we had $131.9 million outstanding under the SVCP Credit Facility, $129.0 million of the outstanding amount bore interest at SOFR plus 2.00% per annum and $2.9 million of the outstanding amount bore interest at EURIBOR plus 2.00% per annum, subject to certain limitations. The SVCP Credit Facility matures August 1, 2029, subject to extension by the lenders at our request.
As of September 19, 2025, we had $100.0 million outstanding under the TCPC Funding Facility II, with advances generally bearing interest at SOFR plus 2.00% per annum, subject to certain limitations. The TCPC Funding Facility II matures on July 31, 2029, subject to extension by the lender at our request.
As of September 19, 2025, we had $68.0 million outstanding under the Merger Sub Facility, with advances generally bearing interest at SOFR plus 2.00% per annum, subject to certain limitations. The Merger Sub Facility matures on September 6, 2028, subject to extension by the lender at our request.
Pending investments in portfolio companies by the Company, the Company will invest the net proceeds of an offering primarily in cash, cash equivalents, U.S. Government securities and other high-quality debt investments that mature in one year or less. These securities may have lower yields than our other investments and accordingly may result in lower distributions, if any, during such period.

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THE COMPANY
Competition
Our primary competitors to provide financing to middle-market companies include public and private funds, commercial and investment banks, commercial finance companies and private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial and marketing resources than we do. For example, some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or to the distribution and other requirements we must satisfy to maintain our favorable RIC tax status.
Properties
We do not own any real estate or other physical properties materially important to our operation. Our executive offices are located at 2951 28th Street, Suite 1000, Santa Monica, CA 90405, and are provided by the Advisor in accordance with the terms of the administration agreement. We believe that our office facilities are adequate for our business as it is conducted.
Legal Proceedings
From time to time, we and the Advisor may be parties to certain legal proceedings incidental to the normal course of our business, including with respect to our investments in our portfolio companies. On September 13, 2023, we were named as a defendant, together with the Advisor and certain other funds managed by the Advisor, as well as certain other defendants, in a lawsuit filed in the United States Bankruptcy Court for the Southern District of New York. The suit relates to a third-party sponsored collateralized loan obligation in which we and certain other defendants invested. The suit alleges that we and the other defendants knew or should have known of certain fraudulent activities of the third-party manager relating to its management of the collateralized loan obligation that caused the plaintiffs to suffer investment losses. The suit seeks to recover from us approximately $15 million, plus interest, additional amounts from the other defendants, and attorneys’ fees and costs from all defendants. We, the affiliated funds and the Advisor intend to vigorously defend against these claims and filed a motion to dismiss the lawsuit on November 6, 2023, which was argued in court on March 6, 2024. On November 8, 2024, the court issued a decision, granting in part and denying in part the motion to dismiss. As a result, on December 6, 2024, the plaintiffs filed an amended complaint containing substantially similar allegations but without the claims dismissed by the court. On January 23, 2025, we, the Advisor and the funds managed by it, along with other defendants, filed a motion to dismiss one of the counts in the amended complaint, which was granted on September 11, 2025. At this time, we and the Advisor cannot predict with a reasonable degree of certainty the likelihood of an unfavorable outcome, including any potential losses that could result.
Distributions
We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. The timing and amount of our quarterly distributions, if any, are determined by our board of directors. Any distributions to our stockholders are declared out of assets legally available for distribution. We intend to pay quarterly distributions to our stockholders in an amount, and on a timely basis, sufficient to maintain our status as a RIC. There can be no assurances that the Company will have sufficient funds to pay distributions to our stockholders in the future to maintain our status as a RIC.
We are a RIC under the Code. To continue to obtain RIC tax benefits, we generally must distribute at least 90% of our ordinary income and net short-term capital gain in excess of net long-term capital loss, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for the one-year period generally ending on October 31 of the calendar year and (3) certain undistributed amounts from previous years on which we paid no U.S. federal income tax. In addition, although we currently intend to distribute net capital gain (i.e., net long-term capital gain in excess of net short-term capital loss), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gain for investment. In such event, the consequences of our retention of net capital gain are as described under “U.S. Federal Income Tax Matters.” We can offer no assurance that the Company will

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achieve results that will permit the payment of any cash distributions to our stockholders. In addition, the Leverage Program prohibits us from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or the Leverage Program. See “Risks,” “U.S. Federal Income Tax Matters” and “Senior Securities” in the prospectus.
Regulation
Exemptive Order
Our Advisor and we believe that, in certain circumstances, it may be in our best interests to be able to co-invest with registered funds, unregistered funds and business development companies managed now or in the future by our Advisor and its affiliates, along with certain affiliates of the Advisor acting in a principal capacity, in order to be able to participate in a wider range of transactions. Currently, SEC regulations and interpretations would permit us to co-invest with registered and unregistered funds that are managed by the Advisor and/or its affiliates, along with certain affiliates of the Advisor acting in a principal capacity, in publicly traded securities and also in private placements where (i) our Advisor negotiates only the price, interest rate and similar price-related terms of the securities and not matters such as covenants, collateral or management rights and (ii) each relevant account acquires and sells the securities at the same time in pro rata amounts (subject to exceptions approved by compliance personnel after considering the reasons for the requested exception). Such regulations and interpretations also permit us to co-invest in other private placements with registered investment funds affiliated with our Advisor in certain circumstances, some of which would require certain findings by our independent directors and the independent directors of each other eligible registered fund. Under current SEC regulations, in the absence of an exemption or other guidance from the SEC, we may be prohibited from co-investing in certain private placements where terms in addition to price are negotiated, with any unregistered fund or account managed now or in the future by our Advisor or its affiliates, as well as with certain affiliates of the Advisor acting in a principal capacity.
To the extent permitted by the 1940 Act and interpretations of the staff of the SEC, and subject to the allocation policies of our Advisor, our Advisor may deem it appropriate for us and certain funds and accounts managed and controlled by our Advisor to participate in an investment opportunity alongside certain affiliated funds and accounts. In an order dated May 6, 2025, the SEC granted exemptive relief to our Advisor and us permitting us, subject to satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of our Advisor and us (the “Order”). Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating funds and/or accounts. To mitigate these conflicts, our Advisor and its affiliates managing other funds and accounts participating in transactions under the Order will seek to allocate such transactions for all of the participating investment accounts, including us, on a fair and equitable basis and in accordance with their respective allocation policies. The Board has reviewed, and may from time to time in the future, review the allocation policies of our Advisor. In addition, pursuant to such order, the Board is required to maintain oversight of our participation in the co-investment program permitted by such order in the exercise of the Board’s reasonable business judgment, and under certain circumstances, such as in the case of non-pro rata acquisitions and dispositions, or in the case of pre-existing investments in an issuer by certain affiliated funds or accounts, approve certain co-investment transactions.
Our Advisor and its affiliates may spend substantial time on other business activities, including investment management and advisory activities for entities with the same or overlapping investment objectives, investing for their own account with us or any investor us, financial advisory services (including services for entities in which we invest), and acting as directors, officers, creditor committee members or in similar capacities. Subject to the requirements of the 1940 Act, our Advisor and its affiliates and associates intend to engage in such activities and may receive compensation from third parties for their services. Subject to the same requirements, such compensation may be payable by entities in which we invest in connection with actual or contemplated investments, and our Advisor may receive fees and other compensation in connection with structuring investments which they will share.
Our Advisor and its partners, officers, directors, stockholders, members, managers, employees, affiliates and agents may be subject to certain potential or actual conflicts of interest in connection with the activities of, and investments by, us. Affiliates and employees of our Advisor are equity investors in us.
Relief from Registration as a Commodity Pool Operator
We may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions and certain types of swaps) only for bona fide hedging, yield enhancement and risk management

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purposes, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). With respect to the Company, our Advisor relies on an exclusion from the definition of “commodity pool operator” pursuant to CFTC Rule 4.5 which imposes certain commodity interest trading restrictions on the Company. These trading restrictions permit the Company to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Company’s assets committed to margin and option premiums and (ii) non-bona fide hedging transactions, provided that the Company does not enter into such non-bona fide hedging transactions if, immediately thereafter, (a) the sum of the amount of initial margin and premiums required to establish the Company’s commodity interest positions would exceed 5% of the Company’s liquidation value, after taking into account unrealized profits and unrealized losses on any such transactions, and (b) the aggregate net notional value of the Company’s commodity interest positions would exceed 100% of the Company’s liquidation value, after taking into account unrealized profits and unrealized losses on any such positions. In addition to meeting one of the foregoing trading limitations, interests in the Company may not be marketed as or in a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. If our Advisor was required to register as a commodity pool operator with respect to the Company, compliance with additional registration and regulatory requirements would increase the Company expenses. Other potentially adverse regulatory initiatives could also develop.
Other
We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.
We are subject to periodic examination by the SEC for compliance with the 1940 Act.
We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
Brokerage Allocations and other Practices
Subject to the supervision of the board of directors, decisions to buy and sell securities and bank debt for the Company and decisions regarding brokerage commission rates are made by our Advisor. Transactions on stock exchanges involve the payment by the Company of brokerage commissions. In certain instances the Company may make purchases of underwritten issues at prices which include underwriting fees.
In selecting a broker to execute each particular transaction, our Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order, and the value of the expected contribution of the broker to the investment performance of the Company on a continuing basis. Accordingly, the cost of the brokerage commissions to the Company in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. The aggregate amount of brokerage commission paid by the Company over the previous three fiscal years was $0. The extent to which our Advisor makes use of statistical, research and other services furnished by brokers may be considered by our Advisor in the allocation of brokerage business, but there is not a formula by which such business is allocated. Our Advisor does so in accordance with its judgment of the best interests of the Company and its stockholders.
One or more of the other investment funds or accounts which our Advisor manages may own from time to time some of the same investments as the Company. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold and any transaction costs will be allocated among the companies and accounts on a good faith equitable basis by our Advisor in its discretion in accordance with the accounts’ various investment objectives, subject to the allocation procedures adopted by the board of directors related to privately placed securities (including an implementation of any co-investment exemptive relief obtained by the Company and our Advisor). In some cases, this system may adversely affect the price or size of the position obtainable for the Company. In other cases, however, the ability of the Company to participate in volume transactions may produce better execution for the Company. It is the opinion of the board of directors that this advantage, when combined with the other benefits available due to our Advisor’s organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

17

PORTFOLIO COMPANIES
The following is a listing of each portfolio company investment, together referred to as our investment portfolio, as of June 30, 2025. Percentages shown for class of securities held by us represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership. Percentages shown for equity securities other than warrants or options represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of class of security we may own on a fully diluted basis assuming we exercise our warrants or options. Each variable rate debt investment that is determined by a reference to LIBOR resets either monthly, quarterly, semi-annually or annually.
Our board of directors approved the valuation of our investment portfolio, as of June 30, 2025, at fair value as determined in good faith using a consistently applied valuation process in accordance with our documented valuation policy that has been reviewed and approved by our board of directors, who also approve in good faith the valuation of such securities as of the end of each quarter. For more information relating to our investments, see our schedules of investments included in our financial statements incorporated by reference in this prospectus.

18

Issuer	Company Address	Instrument	Ref	Floor	Spread	Total Coupon	Maturity	Principal	Cost	Fair Value	% of Total Cash and Investments	Notes
Debt Investments(A)
Aerospace & Defense
Skydio, Inc	3000 Clearview Way, Building E, San Mateo, CA 94402	First Lien Term Loan	SOFR(M)	2.50%	2.75% Cash + 2.75% PIK	9.82%	12/4/2029	$ 13,306,506	$13,193,280	$13,173,441	0.69%	N
Skydio, Inc	3000 Clearview Way, Building E, San Mateo, CA 94402	First Lien Delayed Draw Term Loan B	SOFR(M)	2.50%	2.75% Cash + 2.75% PIK	9.82%	12/4/2029	$—	(58,133)	(65,625)	0.00%	K/N
Skydio, Inc	3000 Clearview Way, Building E, San Mateo, CA 94402	First Lien Delayed Draw Term Loan A	SOFR(M)	2.50%	2.75% Cash + 2.75% PIK	9.82%	12/4/2029	$—	(58,133)	(65,625)	0.00%	K/N
									13,077,014	13,042,191	0.69%
Automobiles
ALCV Purchaser, Inc. (AutoLenders)	101 Woodcrest Rd, Suite 141, Cherry Hill, NJ 08003	First Lien Term Loan	SOFR(M)	1.00%	6.86%	11.19%	2/25/2026	$7,577,113	7,524,404	7,577,113	0.40%	G/N
ALCV Purchaser, Inc. (AutoLenders)	101 Woodcrest Rd, Suite 141, Cherry Hill, NJ 08003	Sr Secured Revolver	SOFR(M)	1.00%	6.86%	11.19%	2/25/2026	$448,202	442,520	448,202	0.02%	G/N
AutoAlert, LLC	114 W. 11th Street, Suite 700, Kansas City, MO 64105	First Lien Term Loan	SOFR(Q)	1.00%	5.40%	9.70%	3/31/2028	$ 18,812,631	18,812,631	18,812,631	0.99%	F/N
AutoAlert, LLC	114 W. 11th Street, Suite 700, Kansas City, MO 64105	Second Lien Term Loan	SOFR(Q)	1.00%	9.40% PIK	13.70%	3/31/2029	$11,482,833	11,482,833	11,482,833	0.60%	F/N
									38,262,388	38,320,779	2.01%
Building Products
Air Distribution Technologies Inc	605 Shiloh Rd, Plano, TX 75074	First Lien Term Loan	SOFR(Q)	1.00%	6.00%	10.30%	8/1/2030	$1,990,394	1,955,049	1,998,356	0.11%	N
Porcelain Acquisition Corporation (Paramount)	18000 NE 5th Avenue, Miami, FL 33162	First Lien Term Loan	SOFR(Q)	1.00%	6.10%	10.40%	4/30/2027	$9,403,496	9,218,016	8,115,217	0.43%	N
Trulite Holding Corp.	403 Westpark Court, Peachtree City, GA 30269	First Lien Term Loan	SOFR(Q)	1.00%	6.00%	10.29%	3/1/2030	$1,614,583	1,559,543	1,574,219	0.08%	N
									12,732,608	11,687,792	0.62%
Capital Markets
Pico Quantitative Trading, LLC	32 Old Slip, 16th Floor, New York, NY 10005	First Lien Term Loan	SOFR(Q)	1.50%	7.51%	11.75%	2/8/2027	$ 22,291,007	22,229,894	22,402,462	1.18%	N
Pico Quantitative Trading, LLC	32 Old Slip, 16th Floor, New York, NY 10005	First Lien Incremental Term Loan	SOFR(Q)	1.50%	7.51%	11.79%	2/8/2027	$ 17,285,388	17,204,048	17,285,388	0.91%	N
PMA Parent Holdings, LLC	380 Sentry Parkway, Blue Bell, PA 19422	First Lien Term Loan	SOFR(Q)	0.75%	5.50%	9.80%	1/31/2031	$5,223,783	4,973,565	5,276,021	0.28%	N
PMA Parent Holdings, LLC	380 Sentry Parkway, Blue Bell, PA 19422	Sr Secured Revolver	SOFR(Q)	0.75%	5.50%	9.80%	1/31/2031	$—	(13,344)	—	0.00%	K/N
									44,394,163	44,963,871	2.37%
Commercial Services & Supplies
Apollo Group Holdco, LLC (Topsail)	6950 NW 77th Court, Doral, FL 33166	First Lien Term Loan	SOFR(Q)	1.00%	6.00%	10.30%	12/26/2030	$487,500	478,706	475,800	0.03%	N
Kellermeyer Bergensons Services, LLC	3605 Ocean Ranch Blvd, Suite 200, Oceanside, CA 92056	First Lien Term Loan	SOFR(Q)	1.00%	1.90% Cash + 3.50% PIK	9.68%	11/6/2028	$1,394,427	1,364,989	1,394,427	0.07%	N
Kellermeyer Bergensons Services, LLC	3605 Ocean Ranch Blvd, Suite 200, Oceanside, CA 92056	First Lien Term Loan	SOFR(Q)	1.00%	1.15% Cash + 7.00% PIK	12.43%	11/6/2028	$626,038	428,878	626,038	0.03%	N
Modigent, LLC (Pueblo)	410 N 44TH St, Suite 650, Phoenix, AZ 85008	First Lien Term Loan	SOFR(Q)	0.75%	5.00%	9.30%	8/23/2028	$1,684,490	1,625,770	1,664,540	0.09%	N
Modigent, LLC (Pueblo)	410 N 44TH St, Suite 650, Phoenix, AZ 85008	First Lien Delayed Draw Term Loan	SOFR(Q)	0.75%	5.00%	9.30%	8/23/2028	$1,168,435	1,131,321	1,154,597	0.06%	N
Modigent, LLC (Pueblo)	410 N 44TH St, Suite 650, Phoenix, AZ 85008	First Lien Delayed Draw Term Loan	SOFR(Q)	0.75%	5.00%	9.30%	8/23/2028	$1,573,051	1,520,524	1,546,527	0.08%	N
Modigent, LLC (Pueblo)	410 N 44TH St, Suite 650, Phoenix, AZ 85008	Sr Secured Revolver	SOFR(Q)	0.75%	5.00%	9.30%	8/23/2027	$168,631	158,693	163,628	0.01%	N
Thermostat Purchaser III, Inc. (Reedy Industries)	10 Parkway North, Suite #100, Deerfield, IL 60015	Second Lien Term Loan	SOFR(Q)	0.75%	7.40%	11.73%	8/31/2029	$ 10,383,054	10,170,605	10,383,054	0.55%	N
									16,879,486	17,408,611	0.92%

19

Issuer	Company Address	Instrument	Ref	Floor	Spread	Total Coupon	Maturity	Principal	Cost	Fair Value	% of Total Cash and Investments	Notes
Debt Investments - Continued
Construction and Engineering
Brown & Settle, Inc.	9400 Innovation Dr, Manassas, VA 20110	Sr Secured Revolver	SOFR(M)	1.00%	6.50%	10.82%	5/16/2030	$468,293	$444,377	$440,000	0.02%	N
Brown & Settle, Inc.	9400 Innovation Dr, Manassas, VA 20110	First Lien Term Loan	SOFR(Q)	1.00%	6.50%	10.83%	5/16/2030	$9,024,390	8,802,147	8,762,683	0.46%	N
Homerenew Buyer, Inc. (Renovo)	4519 Sigma Rd., Suite 100, Dallas, TX 75244	First Lien Delayed Draw Term Loan	SOFR(Q)	0.00%	9.65%	13.97%	4/14/2030	$1,641,996	1,095,615	1,641,996	0.09%	N
Homerenew Buyer, Inc. (Renovo)	4519 Sigma Rd., Suite 100, Dallas, TX 75244	First Lien Term Loan	SOFR(Q)	0.00%	6.65%	10.96%	4/14/2030	$2,898,055	2,898,055	2,898,055	0.15%	N
Homerenew Buyer, Inc. (Renovo)	4519 Sigma Rd., Suite 100, Dallas, TX 75244	First Lien Term Loan	SOFR(Q)	0.00%	8.15%	12.46%	4/14/2030	$1,253,783	1,253,783	1,253,783	0.07%	N
Homerenew Buyer, Inc. (Renovo)	4519 Sigma Rd., Suite 100, Dallas, TX 75244	First Lien Term Loan	SOFR(Q)	0.00%	9.65%	13.96%	4/14/2030	$5,452,570	5,452,570	5,452,570	0.29%	N
JF Acquisition, LLC (JF Petroleum)	100 Perimeter Park Dr, #H, Morrisville, NC 27560	First Lien Delayed Draw Term Loan	SOFR(Q)	1.00%	5.75%	10.06%	6/18/2030	$—	(35,612)	(17,806)	0.00%	K/N
JF Acquisition, LLC (JF Petroleum)	100 Perimeter Park Dr, #H, Morrisville, NC 27560	Sr Secured Revolver	SOFR(Q)	1.00%	5.75%	10.06%	6/18/2030	$—	(13,355)	(6,677)	0.00%	K/N
JF Acquisition, LLC (JF Petroleum)	100 Perimeter Park Dr, #H, Morrisville, NC 27560	First Lien Term Loan	SOFR(Q)	1.00%	5.75%	10.06%	6/18/2030	$5,119,237	5,016,852	5,068,045	0.27%	N
Vortex Companies, LLC	18150 Imperial Valley Dr, Houston, TX 77060	First Lien Delayed Draw Term Loan	SOFR(M)	1.00%	5.00%	9.33%	9/4/2029	$—	(4,750)	(1,963)	0.00%	K/N
Vortex Companies, LLC	18150 Imperial Valley Dr, Houston, TX 77060	First Lien Term Loan	SOFR(M)	1.00%	5.00%	9.33%	9/4/2029	$1,088,018	1,072,126	1,084,754	0.06%	N
Hylan Intermediate Holding II, LLC	101 Crawfords Corner Road, Building 2, Suite 2308, Holmdel, NJ 07733	First Lien Term Loan	SOFR(S)	2.00%	6.25%	10.33%	4/5/2029	$11,563,401	11,430,987	10,888,098	0.57%	B/N
LJ Avalon Holdings, LLC (Ardurra)	1000 NW 57th Ct., Suite 800, Miami, FL 33126	First Lien Delayed Draw Term Loan	SOFR(Q)	1.00%	4.75%	9.07%	2/1/2030	$2,768,081	2,733,651	2,781,921	0.15%	N
LJ Avalon Holdings, LLC (Ardurra)	1000 NW 57th Ct., Suite 800, Miami, FL 33126	First Lien Term Loan	SOFR(Q)	1.00%	4.75%	9.07%	2/1/2030	$6,761,737	6,579,390	6,795,546	0.36%	N
PlayPower, Inc	11515 Vanstory Drive, Suite 100, Huntersville, NC 28078	First Lien Term Loan	SOFR(Q)	0.75%	5.25%	9.55%	8/28/2030	$8,621,717	8,507,768	8,578,609	0.45%	N
PlayPower, Inc	11515 Vanstory Drive, Suite 100, Huntersville, NC 28078	First Lien Term Loan	SOFR(Q)	0.75%	5.25%	9.55%	8/28/2030	$1,265,776	1,253,826	1,259,447	0.07%	N
PlayPower, Inc	11515 Vanstory Drive, Suite 100, Huntersville, NC 28078	Sr Secured Revolver	SOFR(Q)	0.75%	5.25%	9.55%	8/28/2030	$—	(16,968)	(17,333)	0.00%	K/N
Titan Home Improvement, LLC (Renuity)	1447 S Tryon St, Charlotte, NC 28203	First Lien Term Loan	SOFR(Q)	1.00%	5.75%	10.08%	5/31/2030	$1,846,512	1,800,349	1,864,977	0.10%	N
Titan Home Improvement, LLC (Renuity)	1447 S Tryon St, Charlotte, NC 28203	First Lien Delayed Draw Term Loan	SOFR(Q)	1.00%	5.75%	10.08%	5/31/2030	$—	—	3,488	0.00%	N
Vortex Companies, LLC	18150 Imperial Valley Dr, Houston, TX 77060	First Lien Term Loan	SOFR(M)	1.00%	5.00%	9.33%	9/4/2029	$879,752	846,271	877,113	0.05%	N
Vortex Companies, LLC	18150 Imperial Valley Dr, Houston, TX 77060	First Lien Term Loan	SOFR(M)	1.00%	5.00%	9.33%	9/4/2029	$652,441	633,768	650,484	0.03%	N
Vortex Companies, LLC	18150 Imperial Valley Dr, Houston, TX 77060	First Lien Delayed Draw Term Loan	SOFR(M)	1.00%	5.00%	9.33%	9/4/2029	$851,880	840,650	849,324	0.04%	N
Vortex Companies, LLC	18150 Imperial Valley Dr, Houston, TX 77060	First Lien Delayed Draw Term Loan	SOFR(M)	1.00%	5.00%	9.33%	9/4/2029	$422,856	434,258	421,588	0.02%	N
Vortex Companies, LLC	18150 Imperial Valley Dr, Houston, TX 77060	Sr Secured Revolver	Prime	1.00%	4.00%	11.50%	9/4/2029	$28,804	28,315	28,335	0.00%	N
									61,054,073	61,557,037	3.25%
Consumer Finance
Freedom Financial Network Funding, LLC	1875 S. Grant Street, Suite 400, San Mateo, CA 94402	First Lien Term Loan	SOFR(M)	1.00%	9.10%	13.42%	9/21/2027	$12,058,668	11,735,374	11,938,081	0.63%	N
Freedom Financial Network Funding, LLC	1875 S. Grant Street, Suite 400, San Mateo, CA 94402	First Lien Delayed Draw Term Loan	SOFR(S)	1.00%	9.25%	13.43%	9/21/2027	$4,019,556	3,915,237	3,979,360	0.21%	N
Lucky US BuyerCo, LLC (Global Payments)	3550 Lenox Road, Atlanta, GA 30326	Sr Secured Revolver	SOFR(Q)	1.00%	7.50%	11.80%	3/30/2029	$411,316	402,247	401,486	0.02%	N
Lucky US BuyerCo, LLC (Global Payments)	3550 Lenox Road, Atlanta, GA 30326	First Lien Term Loan	SOFR(Q)	1.00%	7.50%	11.80%	3/30/2029	$4,254,251	4,118,624	4,179,011	0.22%	N
Money Transfer Acquisition Inc.	10777 Westheimer Rd, Houston, TX 77042	First Lien Term Loan	SOFR(M)	1.00%	8.35%	12.68%	12/14/2027	$8,146,037	8,009,232	7,958,678	0.42%	N
									28,180,714	28,456,616	1.50%

20

Issuer	Company Address	Instrument	Ref	Floor	Spread	Total Coupon	Maturity	Principal	Cost	Fair Value	% of Total Cash and Investments	Notes
Debt Investments - Continued
Containers & Packaging
BW Holding, Inc. (Brook & Whittle)	20 Carter Drive, Guilford, CT 06437	Second Lien Term Loan	SOFR(Q)	0.75%	7.65%	11.98%	12/14/2029	$ 17,639,207	$16,906,920	$7,038,043	0.37%	C/N
PVHC Holding Corp.	5711 Old Buncombe Rd, Greenville, SC 29609	First Lien Term Loan	SOFR(Q)	2.50%	5.65% Cash + 0.75% PIK	10.70%	2/17/2027	$5,031,260	4,927,630	5,094,151	0.27%	N
									21,834,550	12,132,194	0.64%
Diversified Consumer Services
Express Wash Acquisition Company, LLC (Whistle)	5821 Fairview Road, Suite 400, Charlotte, NC, 28209	Sr Secured Revolver	SOFR(Q)	1.00%	6.25%	10.59%	4/10/2031	$—	(16,045)	(8,333)	0.00%	K/N
Express Wash Acquisition Company, LLC (Whistle)	5821 Fairview Road, Suite 400, Charlotte, NC, 28209	First Lien Term Loan	SOFR(Q)	1.00%	6.25%	10.46%	4/10/2031	$ 28,333,385	28,062,368	28,191,718	1.48%	N
Fusion Holding Corp. (Finalsite)	655 Winding Brook Drive, Glastonbury, CT 06033	First Lien Term Loan	SOFR(Q)	0.75%	6.25%	10.55%	9/14/2029	$3,571,608	3,449,005	3,485,878	0.18%	N
Fusion Holding Corp. (Finalsite)	655 Winding Brook Drive, Glastonbury, CT 06033	Sr Secured Revolver	Prime	0.75%	5.25%	12.75%	9/15/2027	$276,607	274,674	271,705	0.01%	N
Razor Group Holdings II, Inc. (Germany)	Ritterstrasse 16-18, 10969 Berlin, Germany	First Lien A Term Loan	Fixed	0.00%	2.50% Cash + 5.00% PIK	7.50%	9/30/2028	$ 63,345,275	59,486,911	12,922,436	0.68%	C/H/N
Razor Group Holdings II, Inc. (Germany)	Ritterstrasse 16-18, 10969 Berlin, Germany	First Lien C Term Loan	Fixed	0.00%	3.50% Cash + 3.50% PIK	7.00%	9/30/2028	$6,864,777	6,114,187	—	0.00%	C/H/N
Razor Group Holdings II, Inc. (Germany)	Ritterstrasse 16-18, 10969 Berlin, Germany	First Out Delayed Draw Term Loan	Fixed	0.00%	15.00%	15.00%	9/15/2027	$1,461,580	1,461,580	2,239,140	0.12%	H/N
SellerX Germany GmbH (Germany)	Chausseestraße 19, 10115 Berlin, Germany	Sr Secured Revolver	SOFR(Q)	0.00%	5.00%	9.26%	10/28/2026	$807,613	798,614	807,613	0.04%	H/N
SellerX Germany GMBH & Co. KG (Germany)	Chausseestraße 19, 10115 Berlin, Germany	Sr Secured Revolver	SOFR(Q)	0.00%	5.00%	9.31%	6/18/2029	$7,909,228	8,328,327	7,909,228	0.42%	H/N
SellerX Germany GMBH & Co. KG (Germany)	Chausseestraße 19, 10115 Berlin, Germany	First Lien Term Loan	SOFR(Q)	0.00%	9.00%	13.31%	12/31/2028	$7,072,231	7,072,231	7,072,231	0.37%	H/N
SellerX Germany GMBH & Co. KG (Germany)	Chausseestraße 19, 10115 Berlin, Germany	First Lien Term Loan	SOFR(Q)	0.00%	9.00%	13.31%	12/31/2028	$8,114,159	8,114,159	8,114,159	0.43%	H/N
Thras.io, LLC	85 West Street, Suite 4, Walpole, MA 02081	First Out Term Loan	SOFR(M)	1.00%	10.11% PIK	14.44%	6/18/2029	$6,297,579	6,167,831	6,297,579	0.33%	N
Thras.io, LLC	85 West Street, Suite 4, Walpole, MA 02081	Second Out Term Loan	SOFR(M)	1.00%	10.11% PIK	14.44%	6/18/2029	$ 18,268,660	15,397,713	13,935,334	0.73%	C/N
									144,711,555	91,238,688	4.79%
Diversified Financial Services
36th Street Capital Partners Holdings, LLC	161 Headquarters Plaza East Tower, 5th Floor, Morristown, NJ 07960	Senior Note	Fixed	0.00%	12.00%	12.00%	11/30/2025	$ 59,756,438	59,756,438	59,756,438	3.15%	E/F/N
Accordion Partners LLC	One Vanderbilt Ave, 24th Floor, New York, NY 10017	Sr Secured Revolver	SOFR(Q)	0.75%	5.25%	9.55%	11/15/2031	$—	(2,907)	(2,625)	0.00%	K/N
Accordion Partners LLC	One Vanderbilt Ave, 24th Floor, New York, NY 10017	First Lien Delayed Draw Term Loan	SOFR(Q)	0.75%	5.25%	9.56%	11/15/2031	$157,485	153,081	153,549	0.01%	N
Accordion Partners LLC	One Vanderbilt Ave, 24th Floor, New York, NY 10017	First Lien Term Loan	SOFR(Q)	0.75%	5.25%	9.55%	11/15/2031	$5,890,954	5,864,424	5,867,391	0.31%	N
Accuserve Solutions, Inc.	5611 Hudson Dr, Suite 300, Hudson, OH 44236	First Lien Term Loan	SOFR(Q)	1.00%	5.25%	9.59%	3/15/2030	$2,330,930	2,317,512	2,288,973	0.12%	N
Accuserve Solutions, Inc.	5611 Hudson Dr, Suite 300, Hudson, OH 44236	First Lien Delayed Draw Term Loan	SOFR(Q)	1.00%	5.25%	9.59%	3/15/2030	$—	(11,674)	(35,460)	0.00%	K/N
Beekeeper Buyer Inc. (Archway)	8888 Keystone Crossing, Suite 1400, Indianapolis, IN 46240	First Lien Term Loan	SOFR(Q)	0.75%	5.25%	9.55%	6/30/2031	$—	(1,999)	(2,000)	0.00%	K/N
Beekeeper Buyer Inc. (Archway)	8888 Keystone Crossing, Suite 1400, Indianapolis, IN 46240	First Lien Term Loan	SOFR(Q)	0.75%	5.25%	9.55%	6/30/2031	$800,000	792,001	792,000	0.04%	N
Callodine Commercial Finance, LLC	Two International Place, Suite 1830, Boston, MA 02110	First Lien Term Loan	SOFR(Q)	1.00%	11.26%	15.56%	11/3/2025	$19,115,226	18,976,757	19,115,226	1.01%	N
GC Champion Acquisition LLC (Numerix)	100 Park Avenue, 15th Floor, New York, NY 10017	First Lien Term Loan	SOFR(Q)	1.00%	5.00%	9.27%	8/21/2028	$7,683,981	7,393,618	7,615,044	0.40%	N
GC Champion Acquisition LLC (Numerix)	100 Park Avenue, 15th Floor, New York, NY 10017	First Lien Delayed Draw Term Loan	SOFR(Q)	1.00%	5.00%	9.27%	8/21/2028	$2,134,439	2,053,770	2,115,290	0.11%	N
Gordon Brothers Finance Company	101 Huntington Ave, Suite 1100, Boston, MA 02199	Unsecured Debt	LIBOR(M)	1.00%	11.00%	15.30%	6/8/2029	$ 34,644,008	10,575,543	128,183	0.01%	C/F/N

21

Issuer	Company Address	Instrument	Ref	Floor	Spread	Total Coupon	Maturity	Principal	Cost	Fair Value	% of Total Cash and Investments	Notes
Debt Investments - Continued
Diversified Financial Services - Continued
Libra Solutions Intermediate Holdco, LLC et al (fka Oasis Financial, LLC)	9525 West Bryn Mawr Avenue, Suite 900, Rosemont, IL 60018	Second Lien Term Loan	SOFR(M)	1.00%	8.62%	12.94%	7/5/2026	$ 22,633,544	$22,420,455	$22,588,277	1.19%	N
Rialto Management Group, LLC	872 Madison Avenue, Suite 2A, New York, NY 10021	Sr Secured Revolver	SOFR(M)	0.75%	5.00%	9.33%	12/5/2030	$—	(1,562)	—	0.00%	I/K/N
Rialto Management Group, LLC	872 Madison Avenue, Suite 2A, New York, NY 10021	First Lien Term Loan	SOFR(M)	0.75%	5.00%	9.33%	12/5/2030	$4,772,414	4,729,361	4,801,048	0.25%	I/N
SitusAMC Holdings Corporation	Tower 49, 12 East 49th Street, 34th Floor, New York, NY 10017	First Lien Term Loan	SOFR(Q)	0.75%	5.50%	9.80%	5/14/2031	$ 18,227,001	18,143,725	18,172,320	0.96%	N
									153,158,543	143,353,654	7.56%
Electrical Equipment
Spark Buyer, LLC (Sparkstone)	133 N Swift Road, Addison, IL 60101	First Lien Delayed Draw Term Loan	SOFR(Q)	0.75%	5.25%	9.57%	10/15/2031	$—	(60,492)	(237,586)	−0.01%	K/N
Spark Buyer, LLC (Sparkstone)	133 N Swift Road, Addison, IL 60101	Sr Secured Revolver	SOFR(Q)	0.75%	5.25%	9.58%	10/15/2031	$224,138	224,138	105,345	0.01%	N
Spark Buyer, LLC (Sparkstone)	133 N Swift Road, Addison, IL 60101	First Lien Term Loan	SOFR(Q)	0.75%	5.25%	9.57%	10/15/2031	$11,150,862	10,996,404	10,559,866	0.56%	N
									11,160,050	10,427,625	0.56%
Electric Utilities
Conergy Asia & ME Pte. Ltd. (Singapore)	3 Anson Road #07-01, Springleaf Tower, Singapore 079909	First Lien Term Loan	Fixed	0.00%	0.00%	0.00%	9/2/2025	$2,110,141	2,110,141	—	0.00%	D/F/H/N
Kawa Solar Holdings Limited (Conergy) (Cayman Islands)	3 Anson Road #07-01, Springleaf Tower, Singapore 079909	Bank Guarantee Credit Facility	Fixed	0.00%	0.00%	0.00%	12/31/2025	$6,578,877	6,578,877	40,789	0.00%	D/F/H/N
Kawa Solar Holdings Limited (Conergy) (Cayman Islands)	3 Anson Road #07-01, Springleaf Tower, Singapore 079909	Revolving Credit Facility	Fixed	0.00%	0.00%	0.00%	12/31/2025	$5,535,517	5,535,517	1,022,410	0.05%	D/F/H/N
									14,224,535	1,063,199	0.05%
Health Care Technology
Appriss Health, LLC (PatientPing)	9901 Linn Station Rd, Suite 500, Louisville, KY 40223	First Lien Term Loan	SOFR(M)	1.00%	4.90%	9.22%	5/6/2027	$5,382,416	5,310,117	5,382,416	0.28%	N
Appriss Health, LLC (PatientPing)	9901 Linn Station Rd, Suite 500, Louisville, KY 40223	Sr Secured Revolver	SOFR(M)	1.00%	4.90%	9.22%	5/6/2027	$—	(5,672)	—	0.00%	K/N
CareATC, Inc.	4500 S. 129th Ave, Tulsa, OK 74134	First Lien Term Loan	SOFR(Q)	1.00%	7.35%	11.66%	3/14/2026	$ 21,081,367	20,865,522	20,849,472	1.10%	N
CareATC, Inc.	4500 S. 129th Ave, Tulsa, OK 74134	Sr Secured Revolver	SOFR(Q)	1.00%	7.35%	11.66%	3/14/2026	$—	(3,500)	(10,399)	0.00%	K/N
ESO Solutions, Inc.	2803 Manor Road, Austin, TX 78722	First Lien Term Loan	SOFR(Q)	1.00%	6.75%	11.09%	5/3/2027	$ 32,182,664	31,679,030	32,021,751	1.69%	N
ESO Solutions, Inc.	2803 Manor Road, Austin, TX 78722	Sr Secured Revolver	SOFR(Q)	1.00%	6.75%	11.09%	5/3/2027	$2,366,541	2,338,974	2,354,709	0.12%	N
Gainwell Acquisition Corp.	1775 Tysons Blvd, Suite 900, Tysons, VA 22102	Second Lien Term Loan	SOFR(Q)	1.00%	8.10%	12.38%	10/2/2028	$7,744,557	7,614,550	7,380,563	0.39%	N
MRO Parent Corporation	1000 Madison Avenue, Suite 100, Norristown, PA 19403	First Lien Delayed Draw Term Loan	SOFR(Q)	0.75%	4.75%	9.08%	6/9/2032	$—	(551)	(1,111)	0.00%	K/N
MRO Parent Corporation	1000 Madison Avenue, Suite 100, Norristown, PA 19403	Sr Secured Revolver	SOFR(Q)	0.75%	4.75%	9.08%	6/9/2032	$—	(1,102)	(1,111)	0.00%	K/N
MRO Parent Corporation	1000 Madison Avenue, Suite 100, Norristown, PA 19403	First Lien Term Loan	SOFR(Q)	0.75%	4.75%	9.08%	6/9/2032	$851,852	839,116	839,074	0.04%	N
									68,636,484	68,815,364	3.62%
Healthcare Providers and Services
INH Buyer, Inc.	6675 Westwood Blvd, Suite 475, Orlando, FL 32821	First Lien Delayed Draw Term Loan	SOFR(Q)	0.00%	8.50%	12.90%	3/2/2026	$—	—	(4,239)	0.00%	K/N
INH Buyer, Inc.	6675 Westwood Blvd, Suite 475, Orlando, FL 32821	First Lien Amendment No. 8 Term Loan	SOFR(Q)	0.00%	8.50% PIK	12.90%	3/2/2026	$269,321	269,321	265,281	0.01%	N
INH Buyer, Inc.	6675 Westwood Blvd, Suite 475, Orlando, FL 32821	First Lien Term Loan	SOFR(Q)	0.00%	7.00%	11.40%	6/28/2028	$8,313,711	6,584,206	1,646,115	0.09%	C/N
PHC Buyer, LLC (Patriot Home Care)	5700 N Broad St, 3rd Floor, Philadelphia, PA 19141	First Lien Term Loan	SOFR(Q)	0.75%	6.00%	10.33%	5/4/2028	$ 13,784,079	13,470,159	13,555,520	0.71%	N

22

Issuer	Company Address	Instrument	Ref	Floor	Spread	Total Coupon	Maturity	Principal	Cost	Fair Value	% of Total Cash and Investments	Notes
Debt Investments - Continued
Healthcare Providers and Services - Continued
PHC Buyer, LLC (Patriot Home Care)	5700 N Broad St, 3rd Floor, Philadelphia, PA 19141	First Lien Delayed Draw Term Loan	SOFR(Q)	0.75%	6.00%	10.33%	5/4/2028	$3,205,352	$3,187,274	$3,152,203	0.17%	N
RecordXTechnologies, LLC (Ontellus)	910 Louisiana Street, Suite 4500, Houston, TX 77002	First Lien Term Loan	SOFR(M)	1.00%	5.25%	9.58%	12/23/2027	$2,468,750	2,444,063	2,468,750	0.13%	N
Team Services Group, LLC	3131 Camino del Rio North, Suite 650, San Diego, CA 92108	Second Lien Term Loan	SOFR(Q)	1.00%	9.26%	13.54%	11/13/2028	$ 34,410,390	33,565,598	34,410,390	1.81%	G/N
									59,520,621	55,494,020	2.92%
Hotels, Restaurants and Leisure
Stonebridge Companies, LLC	4949 South Niagara Street, Suite 300, Denver, CO 80237	First Lien Delayed Draw Term Loan	SOFR(Q)	0.75%	5.00%	9.34%	5/16/2031	$—	(1,421)	(2,903)	0.00%	K/N
Stonebridge Companies, LLC	4949 South Niagara Street, Suite 300, Denver, CO 80237	Sr Secured Revolver	SOFR(Q)	0.75%	5.00%	9.34%	5/16/2030	$—	(1,890)	(1,935)	0.00%	K/N
Stonebridge Companies, LLC	4949 South Niagara Street, Suite 300, Denver, CO 80237	First Lien Term Loan	SOFR(M)	0.75%	5.00%	9.33%	5/16/2031	$677,419	667,409	667,258	0.04%	N
OCM Luxembourg Baccarat BidCo S.À R.L. (Interblock) (Slovenia)	6900 S. Decatur Blvd., Suite 100, Las Vegas, NV 89118	First Lien Term Loan	SOFR(Q)	2.00%	6.25%	10.57%	6/3/2027	$5,328,407	5,163,504	5,302,054	0.28%	H/N
OCM Luxembourg Baccarat BidCo S.À R.L. (Interblock) (Slovenia)	6900 S. Decatur Blvd., Suite 100, Las Vegas, NV 89118	Second Lien Term Loan	SOFR(Q)	2.00%	6.25%	10.57%	6/3/2027	$3,326,779	3,166,885	3,310,326	0.17%	H/N
OCM Luxembourg Baccarat BidCo S.À R.L. (Interblock) (Slovenia)	6900 S. Decatur Blvd., Suite 100, Las Vegas, NV 89118	Sr Secured Revolver	SOFR(M)	2.00%	6.25%	10.57%	6/3/2027	$438,327	434,796	436,159	0.02%	H/N
									9,429,283	9,710,959	0.51%
Household Durables
Bad Boy Mowers JV Acquisition, LLC	102 Industrial Drive, Batesville, AR 72501	First Lien Term Loan	SOFR(M)	1.00%	5.25%	9.56%	11/9/2029	$5,271,841	5,078,454	5,324,559	0.28%	N
Insurance
AmeriLife Holdings, LLC	2650 McCormick Drive, Clearwater, FL 33759	First Lien Term Loan	SOFR(S)	0.75%	4.75%	9.01%	8/31/2029	$7,244,778	6,995,569	7,244,778	0.38%	N
AmeriLife Holdings, LLC	2650 McCormick Drive, Clearwater, FL 33759	Sr Secured Revolver	SOFR(Q)	0.75%	4.75%	9.08%	8/31/2028	$61,875	54,901	61,874	0.00%	N
EBS Parent Holdings Inc. (TDC Acquisition Sub Inc.) (The Difference Card)	200 Business Park, Suite 311, Armonk, NY 10504	First Lien Delayed Draw Term Loan	SOFR(Q)	0.75%	5.00%	9.34%	7/1/2032	$—	(3,880)	(7,764)	0.00%	K/N
EBS Parent Holdings Inc. (TDC Acquisition Sub Inc.) (The Difference Card)	200 Business Park, Suite 311, Armonk, NY 10504	Sr Secured Revolver	SOFR(Q)	0.75%	5.00%	9.34%	7/1/2032	$—	(2,587)	(2,588)	0.00%	K/N
EBS Parent Holdings Inc. (TDC Acquisition Sub Inc.) (The Difference Card)	200 Business Park, Suite 311, Armonk, NY 10504	First Lien Term Loan	SOFR(Q)	0.75%	5.00%	9.29%	7/1/2032	$3,105,469	3,074,417	3,074,414	0.16%	N
Integrity Marketing Acquisition, LLC	1445 Ross Avenue, 40th Floor, Dallas, TX 75202	First Lien Term Loan	SOFR(Q)	0.75%	5.00%	9.32%	8/25/2028	$2,366,127	2,347,939	2,366,127	0.12%	N
Integrity Marketing Acquisition, LLC	1445 Ross Avenue, 40th Floor, Dallas, TX 75202	Sr Secured Revolver	SOFR(Q)	0.75%	5.00%	9.32%	8/25/2028	$—	(300,869)	—	0.00%	K/N
IT Parent, LLC	2 South Cascade Avenue, Suite 200, Colorado Springs, CO 80903	First Lien Term Loan	SOFR(A)	1.00%	6.35%	10.60%	10/1/2026	$745,755	734,441	745,755	0.04%	N
IT Parent, LLC	2 South Cascade Avenue, Suite 200, Colorado Springs, CO 80903	First Lien Term Loan	SOFR(A)	1.00%	6.35%	10.60%	10/1/2026	$5,849,375	5,761,587	5,849,375	0.31%	N
IT Parent, LLC	2 South Cascade Avenue, Suite 200, Colorado Springs, CO 80903	Sr Secured Revolver	SOFR(A)	1.00%	6.35%	10.32%	10/1/2026	$875,000	862,422	875,000	0.05%	N
IT Parent, LLC	2 South Cascade Avenue, Suite 200, Colorado Springs, CO 80903	First Lien Term Loan	SOFR(A)	1.00%	6.35%	10.67%	10/1/2026	$3,098,802	3,068,390	3,098,802	0.16%	N
									22,592,330	23,305,773	1.22%
Internet and Catalog Retail
Syndigo, LLC	141 W Jackson Blvd, Suite 1375, Chicago, IL 60604	Second Lien Term Loan	SOFR(Q)	0.75%	8.26%	12.54%	12/14/2028	$ 16,815,342	16,380,536	16,689,227	0.88%	G/N

23

Issuer	Company Address	Instrument	Ref	Floor	Spread	Total Coupon	Maturity	Principal	Cost	Fair Value	% of Total Cash and Investments	Notes
Debt Investments - Continued
Internet Software and Services
Acquia, Inc.	53 State Street, 10th Floor, Boston, MA 02109	Sr Secured Revolver	SOFR(Q)	1.00%	7.15%	11.43%	11/1/2026	$1,891,323	$1,889,024	$1,891,323	0.10%	N
Acquia, Inc.	53 State Street, 10th Floor, Boston, MA 02109	First Lien Term Loan	SOFR(Q)	1.00%	7.15%	11.41%	11/1/2026	$ 25,299,736	25,257,421	25,299,736	1.33%	N
Astra Acquisition Corp. (Anthology)	5201 Congress Ave, Boca Raton, FL 33487	Second Lien Term Loan	SOFR(Q)	0.75%	10.14%	14.44%	10/25/2029	$ 27,879,880	20,344,734	—	0.00%	C/N
Bynder Bidco, Inc. (Netherlands)	Overtoom 16 1054 HJ, Amsterdam, Netherlands	Sr Secured Revolver A	SOFR(S)	1.00%	6.00%	10.14%	1/26/2029	$—	(5,606)	—	0.00%	H/K/N
Bynder Bidco, Inc. (Netherlands)	Overtoom 16 1054 HJ, Amsterdam, Netherlands	First Lien Term Loan A	SOFR(S)	1.00%	6.00%	10.14%	1/26/2029	$4,283,754	4,171,329	4,289,513	0.23%	H/N
Bynder Bidco B.V. (Netherlands)	Overtoom 16 1054 HJ, Amsterdam, Netherlands	Sr Secured Revolver B	SOFR(S)	1.00%	6.00%	10.14%	1/26/2029	$—	(20,348)	—	0.00%	H/K/N
Bynder Bidco B.V. (Netherlands)	Overtoom 16 1054 HJ, Amsterdam, Netherlands	First Lien Term Loan B	SOFR(S)	1.00%	6.00%	10.14%	1/26/2029	$ 15,528,609	15,121,692	15,549,484	0.82%	H/N
Domo, Inc.	802 East 1050 South, American Fork, UT 84003	First Lien Delayed Draw Term Loan (7.0% Exit Fee)	SOFR(Q)	1.50%	3.00% Cash + 5.00% PIK	12.32%	8/19/2028	$ 61,461,590	61,461,590	61,461,590	3.24%	L/N
Domo, Inc.	802 East 1050 South, American Fork, UT 84003	First Lien PIK Term Loan	Fixed	0.00%	9.50% PIK	9.50%	8/19/2028	$3,954,447	1,464,569	3,744,861	0.20%	N
e-Discovery Acquireco, LLC (Reveal)	145 S. Wells Street, Suite 600, Chicago, IL 60606	Sr Secured Revolver	SOFR(Q)	1.00%	5.75%	10.08%	8/29/2029	$249,357	239,851	249,357	0.01%	N
e-Discovery Acquireco, LLC (Reveal)	145 S. Wells Street, Suite 600, Chicago, IL 60606	First Lien Term Loan	SOFR(Q)	1.00%	5.75%	10.08%	8/29/2029	$5,500,000	5,278,428	5,596,861	0.29%	N
Fishbowl, Inc.	2000 Duke Street, Suite 300, Alexandria, VA, 22314	First Lien Term Loan (7.5% Exit Fee)	SOFR(Q)	1.00%	5.26% PIK	9.56%	5/27/2027	$ 13,015,243	13,224,044	7,744,069	0.41%	C/F/L/N
Gympass US, LLC	30 Irving Pl, New York, NY 10003	First Lien Term Loan	SOFR(M)	1.00%	3.25% Cash + 3.25% PIK	10.94%	8/29/2029	$2,678,467	2,624,120	2,705,251	0.14%	N
Gympass US, LLC	30 Irving Pl, New York, NY 10003	First Lien Delayed Draw Term Loan	SOFR(M)	1.00%	3.25% Cash + 3.25% PIK	10.94%	8/29/2029	$4,920,713	4,939,023	4,969,920	0.26%	N
Magenta Buyer, LLC (McAfee)	6000 Headquarters Drive, Suite 600, Plano, TX 75024	First Lien First Out Term Loan	SOFR(Q)	0.75%	7.01%	11.29%	7/27/2028	$2,318,424	2,041,177	1,948,125	0.10%	N
Magenta Buyer, LLC (McAfee)	6000 Headquarters Drive, Suite 600, Plano, TX 75024	Second Lien Second Out Term Loan	SOFR(Q)	0.75%	7.26%	11.54%	7/27/2028	$5,578,386	4,563,797	2,641,366	0.14%	N
Magenta Buyer, LLC (McAfee)	6000 Headquarters Drive, Suite 600, Plano, TX 75024	First Lien Term Loan	SOFR(Q)	0.75%	6.25%	10.53%	7/27/2028	$873,530	864,461	885,541	0.05%	N
Oranje Holdco, Inc. (KnowBe4)	33 N Garden Ave, Ste 1200, Clearwater, FL 33755	First Lien Term Loan	SOFR(Q)	1.00%	7.75%	12.03%	2/1/2029	$ 13,175,394	12,967,099	13,305,184	0.70%	N
Oranje Holdco, Inc. (KnowBe4)	33 N Garden Ave, Ste 1200, Clearwater, FL 33755	First Lien Incremental Term Loan	SOFR(Q)	1.00%	7.25%	11.53%	2/1/2029	$ 10,178,938	9,975,359	10,208,533	0.54%	N
Oranje Holdco, Inc. (KnowBe4)	33 N Garden Ave, Ste 1200, Clearwater, FL 33755	Sr Secured Revolver	SOFR(Q)	1.00%	7.75%	12.03%	2/1/2029	$—	(18,543)	—	0.00%	K/N
Persado, Inc.	11 East 26th St., New York, NY 10010	First Lien Delayed Draw Term Loan (6.575% Exit Fee)	SOFR(M)	1.80%	7.50%	11.82%	6/10/2027	$6,035,121	5,958,545	5,848,032	0.31%	L/N
Persado, Inc.	11 East 26th St., New York, NY 10010	First Lien Term Loan (6.575% Exit Fee)	SOFR(M)	1.80%	7.50%	11.82%	6/10/2027	$8,758,983	8,477,339	8,487,455	0.45%	L/N
Pluralsight, Inc.	1500 Solana Blvd, Building 6 - Floor 4, Suite 6400, Westlake, TX 76262	First Lien Term Loan	SOFR(Q)	1.00%	3.00% Cash + 1.50% PIK	8.83%	8/22/2029	$5,797,988	5,556,726	5,797,988	0.31%	N
Pluralsight, Inc.	1500 Solana Blvd, Building 6 - Floor 4, Suite 6400, Westlake, TX 76262	First Lien Term Loan	SOFR(Q)	1.00%	7.50% PIK	11.83%	8/22/2029	$9,429,356	9,064,821	9,429,356	0.50%	N
Pluralsight, Inc.	1500 Solana Blvd, Building 6 - Floor 4, Suite 6400, Westlake, TX 76262	First Lien Term Loan	SOFR(Q)	1.00%	3.00% Cash + 1.50% PIK	8.83%	8/22/2029	$3,055,448	3,055,448	3,055,448	0.16%	N
Spartan Bidco Pty Ltd (StarRez) (Australia)	660 Spencer St, West Melbourne, Victoria 3003, Australia	First Lien Term Loan	SOFR(Q)	0.75%	6.65%	10.93%	1/24/2028	$9,686,006	9,540,471	9,649,367	0.51%	H/N
Spartan Bidco Pty Ltd (StarRez) (Australia)	660 Spencer St, West Melbourne, Victoria 3003, Australia	First Lien Incremental Term Loan	SOFR(Q)	0.75%	6.65%	10.93%	1/24/2028	$5,012,679	4,868,489	4,993,718	0.26%	H/N

24

Issuer	Company Address	Instrument	Ref	Floor	Spread	Total Coupon	Maturity	Principal	Cost	Fair Value	% of Total Cash and Investments	Notes
Debt Investments - Continued
Internet Software and Services - Continued
Spartan Bidco Pty Ltd (StarRez) (Australia)	660 Spencer St, West Melbourne, Victoria 3003, Australia	Sr Secured Revolver	SOFR(Q)	0.75%	6.65%	10.93%	1/24/2028	$—	$(12,327)	$(3,037)	0.00%	H/K/N
Suited Connector, LLC	8123 Interport Blvd, Englewood, CO 80112	Sr Secured Revolver	SOFR(Q)	1.00%	6.20% Cash + 1.00% PIK	11.51%	12/1/2027	$909,258	851,517	592,836	0.03%	N
Suited Connector, LLC	8123 Interport Blvd, Englewood, CO 80112	First Lien Term Loan	SOFR(Q)	1.00%	6.20% Cash + 1.00% PIK	11.51%	12/1/2027	$5,889,558	5,526,969	3,839,992	0.20%	N
									239,271,219	214,181,869	11.29%
IT Services
Crewline Buyer, Inc. (New Relic)	188 Spear St., Suite 1000, San Francisco, CA 94105	Sr Secured Revolver	SOFR(M)	1.00%	6.75%	11.08%	11/8/2030	$—	(1,699)	(2,126)	0.00%	K/N
Crewline Buyer, Inc. (New Relic)	188 Spear St., Suite 1000, San Francisco, CA 94105	First Lien Term Loan	SOFR(M)	1.00%	6.75%	11.08%	11/8/2030	$1,569,811	1,528,254	1,549,404	0.08%	N
Intercept Bidco, Inc.	Two Center Plaza, Suite 500, Boston, MA 02108	First Lien Term Loan	SOFR(Q)	1.00%	6.00%	10.32%	6/3/2030	$1,805,556	1,759,722	1,776,667	0.09%	N
Intercept Bidco, Inc.	Two Center Plaza, Suite 500, Boston, MA 02108	First Lien Delayed Draw Term Loan	SOFR(Q)	1.00%	6.00%	10.32%	6/3/2030	$—	—	(6,667)	0.00%	K/N
Intercept Bidco, Inc.	Two Center Plaza, Suite 500, Boston, MA 02108	Sr Secured Revolver	SOFR(Q)	1.00%	6.00%	10.32%	6/3/2030	$—	—	(4,444)	0.00%	K/N
Idera, Inc.	4001 W. Parmer Lane, Suite 125, Austin, TX 78727	Second Lien Term Loan	SOFR(Q)	0.75%	6.75%	11.18%	2/4/2029	$1,923,186	1,832,680	1,706,828	0.09%	G
Madison Logic Holdings, Inc.	780 3rd Avenue, 20th Floor, New York, NY, 10017	Sr Secured Revolver	SOFR(M)	1.00%	4.73% Cash + 2.37% PIK	11.33%	12/30/2027	$—	(12,646)	(41,378)	0.00%	K/N
Madison Logic Holdings, Inc.	780 3rd Avenue, 20th Floor, New York, NY, 10017	First Lien Term Loan	SOFR(M)	1.00%	4.73% Cash + 2.37% PIK	11.33%	12/29/2028	$ 19,808,107	19,197,358	18,718,661	0.99%	N
Serrano Parent, LLC (Sumo Logic)	855 Main St., Suite 100, Redwood City, CA 94063	Sr Secured Revolver	SOFR(S)	1.00%	6.50%	10.71%	5/13/2030	$—	(2,499)	(16,751)	0.00%	K/N
Serrano Parent, LLC (Sumo Logic)	855 Main St., Suite 100, Redwood City, CA 94063	First Lien Term Loan	SOFR(S)	1.00%	6.50%	10.71%	5/13/2030	$6,979,701	6,764,936	6,812,188	0.36%	N
Xactly Corporation	221 Saratoga-Los Gatos Rd, Los Gatos, CA 95030	First Lien Incremental Term Loan	SOFR(Q)	1.00%	6.35%	10.68%	7/31/2027	$ 14,671,682	14,671,682	14,671,682	0.77%	N
									45,737,788	45,164,064	2.38%
Life Sciences Tools & Services
Alcami Corporation	2320 Scientific Park Dr, Wilmington, NC 28405	First Lien Delayed Draw Term Loan	SOFR(M)	1.00%	7.10%	11.41%	12/21/2028	$628,423	616,390	634,708	0.03%	N
Alcami Corporation	2320 Scientific Park Dr, Wilmington, NC 28405	Sr Secured Revolver	SOFR(Q)	1.00%	7.15%	11.48%	12/21/2028	$—	(17,968)	—	0.00%	K/N
Alcami Corporation	2320 Scientific Park Dr, Wilmington, NC 28405	First Lien Term Loan	SOFR(Q)	1.00%	7.15%	11.48%	12/21/2028	$8,538,559	8,369,880	8,623,945	0.45%	N
DNAnexus, Inc	1975 W El Camino, Suite 101, Mountain View, CA 94040	First Lien Delayed Draw Term Loan	SOFR(M)	3.00%	5.25%	9.57%	12/18/2029	$1,312,500	1,136,137	1,115,625	0.06%	N
DNAnexus, Inc	1975 W El Camino, Suite 101, Mountain View, CA 94040	First Lien Term Loan	SOFR(M)	3.00%	5.25%	9.57%	12/20/2029	$6,562,500	6,502,410	6,496,875	0.34%	N
									16,606,849	16,871,153	0.88%
Machinery
Sonny’s Enterprises, LLC	5870 Hiatus Road, Tamarac, FL 33321	First Lien Term Loan	SOFR(Q)	1.00%	5.65%	9.95%	8/5/2028	$ 19,456,167	19,150,715	18,444,447	0.97%	N
Sonny’s Enterprises, LLC	5870 Hiatus Road, Tamarac, FL 33321	First Lien Delayed Draw Term Loan	SOFR(Q)	1.00%	5.65%	9.96%	8/5/2028	$202,130	200,285	191,619	0.01%	N
Sonny’s Enterprises, LLC	5870 Hiatus Road, Tamarac, FL 33321	Sr Secured Revolver	SOFR(Q)	1.00%	5.65%	9.95%	8/5/2027	$89,879	89,880	80,663	0.00%	N
									19,440,880	18,716,729	0.98%
Media
Khoros, LLC (Lithium)	7300 Ranch Road 2222, Building 3, Suite 150, Austin, TX 78730	First Lien Term Loan	Fixed	0.00%	10.00%	10.00%	5/23/2030	$5,978,250	5,978,250	5,978,250	0.31%	N
NEP Group, Inc. et al	2 Beta Drive, Pittsburg, PA 15238	Second Lien Term Loan	SOFR(Q)	0.00%	7.26%	11.59%	10/19/2026	$ 17,631,760	17,090,751	9,521,150	0.50%	G/N
Streamland Media Midco LLC	3900 W Alameda Ave, 10th Floor, Burbank, CA 91505	Sr Secured Revolver	SOFR(Q)	0.00%	1.00% Cash + 5.50% PIK	10.07%	3/31/2029	$16,818	16,818	16,818	0.00%	N

25

Issuer	Company Address	Instrument	Ref	Floor	Spread	Total Coupon	Maturity	Principal	Cost	Fair Value	% of Total Cash and Investments	Notes
Debt Investments - Continued
Media - Continued
Streamland Media Midco LLC	3900 W Alameda Ave, 10th Floor, Burbank, CA 91505	First Out Term Loan	SOFR(Q)	1.00%	1.00% Cash + 5.50% PIK	10.06%	3/31/2029	$288,098	$288,098	$288,098	0.02%	N
Streamland Media Midco LLC	3900 W Alameda Ave, 10th Floor, Burbank, CA 91505	Last Out Term Loan	SOFR(Q)	0.00%	1.00% Cash + 6.50% PIK	11.06%	3/31/2029	$269,999	269,999	269,999	0.01%	N
Streamland Media Midco LLC	3900 W Alameda Ave, 10th Floor, Burbank, CA 91505	First Lien Rollup Term Loan	SOFR(Q)	1.00%	1.00% Cash + 5.50% PIK	10.06%	3/31/2029	$10,033	10,033	10,033	0.00%	N
Terraboost Media Operating Company, LLC	2232 Dell Range Blvd, Suite 202, Cheyenne, WY 82009	First Lien Term Loan	Fixed	0.00%	4.00% Cash + 6.00% PIK	10.00%	8/23/2026	$ 13,585,251	13,346,941	13,340,716	0.70%	N
TL Voltron Purchaser, LLC (GES)	7000 S Lindell Road, Suite 4702, Las Vegas, NV 89118	First Lien Term Loan	SOFR(Q)	1.00%	5.25%	9.58%	12/31/2030	$ 12,082,143	11,859,392	11,792,171	0.62%	N
									48,860,282	41,217,235	2.16%
Oil, Gas and Consumable Fuels
Iracore International Holdings, Inc.	3516 East 13th Avenue, Hibbing, MN 55746	First Lien Term Loan	SOFR(Q)	1.00%	9.15%	13.45%	4/12/2026	$842,642	842,642	842,642	0.04%	B/N
Palmdale Oil Company, LLC	7111 Fairway Drive, Suite #450, Palm Beach Gardens, FL 33418	First Lien Term Loan	SOFR(M)	1.00%	6.75%	11.06%	10/2/2029	$3,276,545	3,138,552	3,273,269	0.17%	N
									3,981,194	4,115,911	0.21%
Paper and Forest Products
Alpine Acquisition Corp II (48Forty)	3650 Mansell Rd, Suite 100, Alpharetta, GA 30022	First Lien Term Loan	SOFR(Q)	1.00%	6.15%	10.48%	11/30/2029	$1,334,039	1,278,024	913,778	0.05%	C/N
Alpine Acquisition Corp II (48Forty)	3650 Mansell Rd, Suite 100, Alpharetta, GA 30022	First Lien Participation Tranche 1 Term Loan	SOFR(Q)	1.00%	6.15%	10.48%	11/30/2029	$ 15,163,075	14,866,462	10,386,268	0.55%	C/N
Alpine Acquisition Corp II (48Forty)	3650 Mansell Rd, Suite 100, Alpharetta, GA 30022	First Lien Term Loan	SOFR(Q)	1.00%	6.15%	10.48%	11/30/2029	$11,409,966	11,252,132	7,815,498	0.41%	C/N
Alpine Acquisition Corp II (48Forty)	3650 Mansell Rd, Suite 100, Alpharetta, GA 30022	First Lien Incremental Term Loan	SOFR(Q)	1.00%	6.15%	10.48%	11/30/2029	$4,285,044	4,117,752	2,935,131	0.15%	C/N
Alpine Acquisition Corp II (48Forty)	3650 Mansell Rd, Suite 100, Alpharetta, GA 30022	Sr Secured Revolver	SOFR(Q)	1.00%	6.10%	10.43%	11/30/2029	$678,014	655,496	410,513	0.02%	C/N
FSK Pallet Holding Corp. (Kamps)	2900 Peach Ridge Ave NW, Walker, MI, 49534	First Lien Term Loan	SOFR(Q)	1.25%	6.65%	10.86%	12/23/2026	$ 13,133,737	12,866,137	13,119,741	0.69%	N
									45,036,003	35,580,929	1.87%
Professional Services
Applause App Quality, Inc.	100 Pennsylvania Ave, Suite 500, Framingham, MA 01701	Sr Secured Revolver	SOFR(Q)	1.50%	6.00%	10.21%	10/24/2029	$261,544	238,930	247,159	0.01%	N
Applause App Quality, Inc.	100 Pennsylvania Ave, Suite 500, Framingham, MA 01701	First Lien Term Loan	SOFR(Q)	1.50%	6.00%	10.30%	10/24/2029	$ 13,077,192	12,847,078	12,933,343	0.68%	N
Chronicle Parent LLC (Lexitas)	4424 W Sam Houston Pkwy N Westway II, Suite 420, Houston, TX 77041	First Lien Delayed Draw Term Loan	SOFR(Q)	1.00%	5.00%	9.34%	4/15/2031	$—	(20,845)	(21,605)	0.00%	K/N
Chronicle Parent LLC (Lexitas)	4424 W Sam Houston Pkwy N Westway II, Suite 420, Houston, TX 77041	Sr Secured Revolver	SOFR(Q)	1.00%	5.00%	9.34%	4/15/2031	$—	(13,902)	(7,202)	0.00%	K/N
Chronicle Parent LLC (Lexitas)	4424 W Sam Houston Pkwy N Westway II, Suite 420, Houston, TX 77041	First Lien Term Loan	SOFR(Q)	1.00%	5.00%	9.26%	4/15/2031	$ 13,683,128	13,550,697	13,614,712	0.72%	N
Lighthouse Parent Holdings, Inc (Aperture)	2000 E Lamar Blvd, Suite 550, Arlington, TX 76006	First Lien Delayed Draw Term Loan	SOFR(Q)	0.75%	5.00%	9.26%	12/20/2031	$—	(33,637)	(134,015)	-0.01%	K/N
Lighthouse Parent Holdings, Inc (Aperture)	2000 E Lamar Blvd, Suite 550, Arlington, TX 76006	Sr Secured Revolver	SOFR(Q)	0.75%	5.00%	9.26%	12/20/2031	$—	(26,954)	(53,606)	0.00%	K/N
Lighthouse Parent Holdings, Inc (Aperture)	2000 E Lamar Blvd, Suite 550, Arlington, TX 76006	First Lien Term Loan	SOFR(Q)	0.75%	5.00%	9.26%	12/20/2031	$12,011,837	11,876,626	11,735,565	0.62%	N
Huckabee Acquisition, LLC (MOREgroup)	801 Cherry Street, Suite 500, Fort Worth, TX 76102	First Lien Term Loan	SOFR(Q)	1.00%	5.25%	9.57%	1/16/2030	$1,465,323	1,408,689	1,465,323	0.08%	N
Huckabee Acquisition, LLC (MOREgroup)	801 Cherry Street, Suite 500, Fort Worth, TX 76102	First Lien Delayed Draw Term Loan	SOFR(Q)	1.00%	5.25%	9.57%	1/16/2030	$—	(2,643)	—	0.00%	K/N
Huckabee Acquisition, LLC (MOREgroup)	801 Cherry Street, Suite 500, Fort Worth, TX 76102	Sr Secured Revolver	SOFR(Q)	1.00%	5.25%	9.57%	1/16/2030	$—	(1,586)	—	0.00%	K/N

26

Issuer	Company Address	Instrument	Ref	Floor	Spread	Total Coupon	Maturity	Principal	Cost	Fair Value	% of Total Cash and Investments	Notes
Debt Investments - Continued
Professional Services - Continued
ICIMS, Inc.	101 Crawfords Corner Road, Suite 3-100, Holmdel, NJ 07733	First Lien Term Loan	SOFR(Q)	0.75%	5.75%	10.03%	8/18/2028	$ 16,380,862	$15,971,222	$15,977,893	0.84%	N
ICIMS, Inc.	101 Crawfords Corner Road, Suite 3-100, Holmdel, NJ 07733	First Lien Incremental Term Loan	SOFR(Q)	0.75%	6.25%	10.53%	8/18/2028	$4,449,002	4,400,524	4,399,173	0.23%	N
ICIMS, Inc.	101 Crawfords Corner Road, Suite 3-100, Holmdel, NJ 07733	Sr Secured Revolver	SOFR(Q)	0.75%	5.75%	10.03%	8/18/2028	$217,524	207,419	181,850	0.01%	N
JobandTalent USA, Inc. (United Kingdom)	199 Bishopgate, Spitalfields, London EC2M 3TY, United Kingdom	First Lien Incremental Term Loan (5.0% Exit Fee)	SOFR(M)	1.00%	7.00% PIK	11.33%	8/17/2025	$5,111,117	5,096,033	4,968,517	0.26%	H/L/N
JobandTalent USA, Inc. (United Kingdom)	199 Bishopgate, Spitalfields, London EC2M 3TY, United Kingdom	First Lien Term Loan (5.0% Exit Fee)	SOFR(M)	1.00%	7.00% PIK	11.33%	8/17/2025	$ 30,621,884	30,577,593	29,767,533	1.57%	H/L/N
JobandTalent USA, Inc. (United Kingdom)	199 Bishopgate, Spitalfields, London EC2M 3TY, United Kingdom	First Lien Delayed Draw Term Loan (5.0% Exit Fee)	SOFR(M)	1.00%	7.00% PIK	11.33%	8/17/2025	$ 10,207,294	10,192,334	9,922,511	0.52%	H/L/N
JobandTalent USA, Inc. (United Kingdom)	199 Bishopgate, Spitalfields, London EC2M 3TY, United Kingdom	First Lien Delayed Draw Term Loan (5.0% Exit Fee)	SOFR(M)	1.00%	7.00% PIK	11.33%	8/17/2025	$4,436,297	4,431,336	4,312,525	0.23%	H/L/N
JobandTalent USA, Inc. (United Kingdom)	199 Bishopgate, Spitalfields, London EC2M 3TY, United Kingdom	First Lien Delayed Draw Term Loan (5.0% Exit Fee)	SOFR(M)	1.00%	7.00% PIK	11.33%	8/17/2025	$8,872,595	8,860,727	8,625,049	0.45%	H/L/N
TLE Holdings, LLC	210 Hillsboro Technology Drive, Deerfield Beach, FL 33441	First Lien Delayed Draw Term Loan	SOFR(M)	1.00%	5.60%	9.93%	6/28/2026	$952,690	930,104	955,072	0.05%	N
TLE Holdings, LLC	210 Hillsboro Technology Drive, Deerfield Beach, FL 33441	First Lien Term Loan	SOFR(M)	1.00%	5.60%	9.93%	6/28/2026	$3,720,359	3,632,095	3,729,659	0.20%	N
									124,121,840	122,619,456	6.46%
Real Estate Management and Development
Community Merger Sub Debt LLC (CINC Systems)	3055 Breckinridge Blvd, Suite 310, Duluth, GA 30096	First Lien Term Loan	SOFR(M)	0.75%	5.25%	9.58%	1/18/2030	$1,571,429	1,502,844	1,569,673	0.08%	N
Community Merger Sub Debt LLC (CINC Systems)	3055 Breckinridge Blvd, Suite 310, Duluth, GA 30096	First Lien 2025 Incremental Term Loan	SOFR(M)	0.75%	5.25%	9.58%	1/18/2030	$599,435	594,189	598,765	0.03%	N
Community Merger Sub Debt LLC (CINC Systems)	3055 Breckinridge Blvd, Suite 310, Duluth, GA 30096	Sr Secured Revolver	SOFR(M)	0.75%	5.25%	9.58%	1/18/2030	$—	(4,137)	(479)	0.00%	K/N
Greystone Affordable Housing Initiatives, LLC	152 W. 57th St, New York, NY 10019	First Lien Delayed Draw Term Loan	SOFR(S)	1.25%	6.43%	10.69%	3/2/2026	$6,533,333	6,464,091	6,500,667	0.34%	I/N
Greystone Select Company II, LLC (Passco)	2050 Main Street, Suite 650, Irvine, CA 92614	First Lien Term Loan	SOFR(M)	1.50%	6.61%	10.94%	3/21/2027	$ 12,843,151	12,644,515	12,758,095	0.67%	N
									21,201,502	21,426,721	1.12%
Road and Rail
Motive Technologies, Inc. (Keep Trucking)	55 Hawthorne Street, Suite #500, San Francisco, CA 94105	First Lien Incremental Term Loan 2 (1.0% Exit Fee)	SOFR(M)	1.00%	7.36%	11.69%	4/8/2027	$10,119,063	10,074,697	10,038,110	0.53%	L/N
Motive Technologies, Inc. (Keep Trucking)	55 Hawthorne Street, Suite #500, San Francisco, CA 94105	First Lien Incremental Term Loan 1 (1.0% Exit Fee)	SOFR(M)	1.00%	7.36%	11.69%	4/8/2027	$ 13,280,937	13,167,074	13,174,690	0.69%	L/N
Motive Technologies, Inc. (Keep Trucking)	55 Hawthorne Street, Suite #500, San Francisco, CA 94105	First Lien Term Loan (1.0% Exit Fee)	SOFR(M)	1.00%	7.36%	11.69%	4/8/2027	$ 29,600,000	29,272,894	29,363,200	1.55%	L/N
Motive Technologies, Inc. (Keep Trucking)	55 Hawthorne Street, Suite #500, San Francisco, CA 94105	First Lien Incremental Term Loan 3 (1.0% Exit Fee)	SOFR(M)	1.00%	7.36%	11.69%	4/8/2027	$2,000,000	1,952,412	1,984,000	0.10%	L/N
									54,467,077	54,560,000	2.87%

27

Issuer	Company Address	Instrument	Ref	Floor	Spread	Total Coupon	Maturity	Principal	Cost	Fair Value	% of Total Cash and Investments	Notes
Debt Investments - Continued
Semiconductors and Semiconductor Equipment
Emerald Technologies (U.S.) AcquisitionCo, Inc.	2243 Lundy Ave, San Jose, CA 95131	First Lien Term Loan	SOFR(Q)	1.00%	6.40%	10.73%	12/29/2027	$6,923,001	$6,720,605	$4,846,100	0.26%	G/N
Emerald Technologies (U.S.) AcquisitionCo, Inc.	2243 Lundy Ave, San Jose, CA 95131	Sr Secured Revolver	Prime	1.00%	5.00%	12.50%	12/29/2026	$2,625,746	2,473,341	1,817,259	0.10%	G/N
									9,193,946	6,663,359	0.36%
Software
AlphaSense, Inc.	441 Ninth Avenue, New York, NY 10001	First Lien Term Loan	SOFR(Q)	2.00%	6.25%	10.55%	6/27/2029	$ 23,208,319	23,015,317	23,012,437	1.21%	N
AlphaSense, Inc.	441 Ninth Avenue, New York, NY 10001	First Lien Delayed Draw Term Loan	SOFR(Q)	2.00%	6.25%	10.55%	6/27/2029	$—	(46,417)	(39,176)	0.00%	K/N
Aras Corporation	100 Brickstone Square, Andover, MA 01810	Sr Secured Revolver	SOFR(Q)	1.00%	5.50%	9.80%	4/13/2029	$452,133	448,541	452,133	0.02%	N
Aras Corporation	100 Brickstone Square, Andover, MA 01810	First Lien Term Loan	SOFR(Q)	1.00%	5.50%	9.80%	4/13/2029	$ 17,816,279	17,517,745	17,834,095	0.94%	N
Bluefin Holding, LLC (Allvue)	396 Alhambra Circle, 11th Floor, Coral Gables, FL 33134	Sr Secured Revolver	SOFR(Q)	1.00%	6.25%	10.57%	9/12/2029	$—	(8,560)	—	0.00%	K/N
Bluefin Holding, LLC (Allvue)	396 Alhambra Circle, 11th Floor, Coral Gables, FL 33134	First Lien Term Loan	SOFR(Q)	1.00%	6.25%	10.57%	9/12/2029	$11,307,053	10,962,975	11,420,124	0.60%	N
Cart.Com, Inc.	1334 Brittmoore Rd., Suite 225, Houston, TX 77043	First Lien Term Loan (2.5% Exit Fee)	SOFR(M)	1.50%	7.75%	12.08%	5/30/2029	$ 26,250,000	25,987,500	25,987,500	1.37%	L/N
Clever Devices Ltd.	300 Crossways Park Drive, Woodbury, NY 11797	Sr Secured Revolver	SOFR(M)	1.00%	6.00%	10.33%	6/12/2030	$98,039	79,657	97,304	0.01%	N
Clever Devices Ltd.	300 Crossways Park Drive, Woodbury, NY 11797	First Lien Term Loan	SOFR(M)	1.00%	6.00%	10.32%	6/12/2030	$1,747,059	1,703,382	1,745,312	0.09%	N
Deepl Se (Germany)	Maarweg 165 Cologne, North Rhine-Westphalia 50825, Germany	First Lien Delayed Draw Term Loan	SOFR(Q)	2.50%	5.00%	9.30%	6/26/2030	$—	(10,305)	(10,311)	0.00%	H/K/N
Deepl Se (Germany)	Maarweg 165 Cologne, North Rhine-Westphalia 50825, Germany	First Lien Term Loan	SOFR(Q)	2.50%	5.00%	9.30%	6/26/2030	$2,356,713	2,322,850	2,322,847	0.12%	H/N
Disco Parent, Inc. (Duck Creek Technologies)	100 Summer St, 8th Floor, Suite 801, Boston, MA 02110	Sr Secured Revolver	SOFR(Q)	1.00%	7.00%	11.33%	3/30/2029	$—	(3,652)	—	0.00%	K/N
Disco Parent, Inc. (Duck Creek Technologies)	100 Summer St, 8th Floor, Suite 801, Boston, MA 02110	First Lien Term Loan	SOFR(Q)	1.00%	7.00%	11.33%	3/30/2029	$7,217,706	7,008,054	7,217,706	0.38%	N
Douglas Holdings, Inc (Docupace)	101 Crawfords Corner Road, Suite 1324, Holmdel, NJ 07733	First Lien Term Loan	SOFR(Q)	1.00%	5.75% Cash + 0.38% PIK	10.42%	8/27/2030	$ 15,259,318	15,057,488	15,045,688	0.79%	N
Douglas Holdings, Inc (Docupace)	101 Crawfords Corner Road, Suite 1324, Holmdel, NJ 07733	First Lien Delayed Draw Term Loan B	SOFR(Q)	1.00%	5.75% Cash + 0.38% PIK	10.42%	8/27/2030	$398,069	373,818	351,628	0.02%	N
Douglas Holdings, Inc (Docupace)	101 Crawfords Corner Road, Suite 1324, Holmdel, NJ 07733	First Lien PIK Delayed Draw Term Loan	SOFR(Q)	1.00%	5.75% Cash + 0.38% PIK	10.42%	8/27/2030	$719,248	719,248	692,869	0.04%	N
Douglas Holdings, Inc (Docupace)	101 Crawfords Corner Road, Suite 1324, Holmdel, NJ 07733	Sr Secured Revolver	SOFR(Q)	1.00%	5.75%	10.42%	8/27/2030	$—	(17,137)	(18,577)	0.00%	K/N
Dragos, Inc.	1745 Dorsey Road, Hanover, MD 21076	First Lien Delayed Draw Term Loan	SOFR(S)	1.00%	5.25%	9.42%	6/30/2030	$—	(23,987)	(24,000)	0.00%	K/N
Dragos, Inc.	1745 Dorsey Road, Hanover, MD 21076	First Lien Term Loan	SOFR(S)	1.00%	5.25%	9.42%	6/30/2030	$3,600,000	3,564,008	3,564,000	0.19%	N
Elastic Path Software, Inc. (Canada)	408-55 Water Street, Office #8412, Vancouver, BC V6B 1A1, Canada	First Lien Delayed Draw Term Loan	SOFR(Q)	1.00%	7.76%	12.09%	1/6/2026	$3,719,435	3,701,252	3,719,435	0.20%	H/L/N
Elastic Path Software, Inc. (Canada)	408-55 Water Street, Office #8412, Vancouver, BC V6B 1A1, Canada	First Lien Term Loan	SOFR(Q)	1.00%	7.76%	12.02%	1/6/2026	$7,326,537	7,289,151	7,326,537	0.39%	H/L/N
FirstUp, Inc	123 Mission Street, 25th Floor, San Francisco, CA 94105	First Lien Term Loan	SOFR(Q)	1.00%	6.75%	11.05%	7/13/2027	$418,269	414,697	415,759	0.02%	N

28

Issuer	Company Address	Instrument	Ref	Floor	Spread	Total Coupon	Maturity	Principal	Cost	Fair Value	% of Total Cash and Investments	Notes
Debt Investments - Continued
Software - Continued
FirstUp, Inc	123 Mission Street, 25th Floor, San Francisco, CA 94105	First Lien Term Loan	SOFR(Q)	1.00%	6.75%	11.05%	7/13/2027	$43,005	$42,638	$42,747	0.00%	N
FirstUp, Inc	123 Mission Street, 25th Floor, San Francisco, CA 94105	Sr Secured Revolver	SOFR(Q)	1.00%	6.75%	11.05%	7/13/2027	$—	(329)	(232)	0.00%	K/N
Flexport Capital, LLC	760 Market Street, 8th Floor, San Francisco, CA 94102	First Lien Delayed Draw Term Loan	SOFR(Q)	2.00%	5.50%	9.84%	6/30/2029	$—	—	(43,333)	0.00%	K/N
Flexport Capital, LLC	760 Market Street, 8th Floor, San Francisco, CA 94102	First Lien Term Loan	SOFR(Q)	2.00%	5.50%	9.84%	6/30/2029	$5,666,667	5,610,011	5,610,000	0.30%	N
Fusion Risk Management, Inc.	2 North Riverside Plaza, Suite 1000, Chicago, IL 60606	Sr Secured Revolver	SOFR(M)	1.00%	6.00%	10.32%	5/22/2029	$128,571	119,320	123,429	0.01%	N
Fusion Risk Management, Inc.	2 North Riverside Plaza, Suite 1000, Chicago, IL 60606	First Lien Term Loan	SOFR(Q)	1.00%	6.00%	10.33%	5/22/2029	$5,670,157	5,452,782	5,624,795	0.30%	N
G-3 Apollo Acquisition Corp (Appriss Retail)	220 Progress, Suite 175, Irvine, CA 92618	First Lien Term Loan	SOFR(Q)	1.00%	5.00%	9.31%	3/10/2031	$6,666,667	6,579,307	6,586,667	0.35%	N
G-3 Apollo Acquisition Corp (Appriss Retail)	220 Progress, Suite 175, Irvine, CA 92618	First Lien Delayed Draw Term Loan	SOFR(Q)	1.00%	5.00%	9.31%	3/10/2031	$—	(20,388)	(17,143)	0.00%	K/N
G-3 Apollo Acquisition Corp (Appriss Retail)	220 Progress, Suite 175, Irvine, CA 92618	Sr Secured Revolver	SOFR(Q)	1.00%	5.00%	9.31%	3/10/2031	$152,381	130,952	135,238	0.01%	N
GTY Technology Holdings Inc.	1155 Perimeter Center West, Suite 500, Sandy Springs, GA 30338	First Lien Term Loan	SOFR(Q)	1.00%	2.50% Cash + 4.125% PIK	10.92%	7/9/2029	$2,470,421	2,356,424	2,435,482	0.13%	N
GTY Technology Holdings Inc.	1155 Perimeter Center West, Suite 500, Sandy Springs, GA 30338	First Lien Incremental Term Loan	SOFR(Q)	0.75%	2.50% Cash + 4.125% PIK	10.92%	7/9/2029	$3,024,815	2,982,611	2,982,035	0.16%	N
GTY Technology Holdings Inc.	1155 Perimeter Center West, Suite 500, Sandy Springs, GA 30338	First Lien Delayed Draw Term Loan	SOFR(Q)	1.00%	2.50% Cash + 4.125% PIK	10.92%	7/9/2029	$1,910,735	1,826,116	1,883,712	0.10%	N
GTY Technology Holdings Inc.	1155 Perimeter Center West, Suite 500, Sandy Springs, GA 30338	First Lien Delayed Draw Term Loan	SOFR(Q)	0.75%	2.50% Cash + 4.125% PIK	10.92%	7/9/2029	$1,466,277	1,413,598	1,445,540	0.08%	N
GTY Technology Holdings Inc.	1155 Perimeter Center West, Suite 500, Sandy Springs, GA 30338	Sr Secured Revolver	Prime	1.00%	5.00%	12.50%	7/9/2029	$616,705	591,316	594,899	0.03%	N
Honey Intermediate, Inc. (iLobby) (Canada)	5255 Yonge Street, Suite 1500, North York, ON M2N 6P4, Canada	First Lien Term Loan	SOFR(M)	1.00%	2.88% Cash + 3.38% PIK	10.58%	9/26/2030	$ 18,103,884	17,864,475	17,832,326	0.94%	H/N
Honey Intermediate, Inc. (iLobby) (Canada)	5255 Yonge Street, Suite 1500, North York, ON M2N 6P4, Canada	Sr Secured Revolver	SOFR(M)	1.00%	2.88% Cash + 3.38% PIK	10.58%	9/26/2030	$—	(30,909)	(35,294)	0.00%	H/K/N
Integrate.com, Inc.	2345 E Thomas Rd., Ste. 100 #955, Phoenix, AZ 85016	First Lien Term Loan	SOFR(Q)	1.00%	4.65% Cash + 2.25% PIK	11.20%	12/17/2027	$5,656,962	5,545,784	5,444,926	0.29%	N
Integrate.com, Inc.	2345 E Thomas Rd., Ste. 100 #955, Phoenix, AZ 85016	First Lien Delayed Draw Term Loan	SOFR(Q)	1.00%	4.65% Cash + 2.25% PIK	11.20%	12/17/2027	$359,565	352,608	346,088	0.02%	N
Integrate.com, Inc.	2345 E Thomas Rd., Ste. 100 #955, Phoenix, AZ 85016	First Lien Incremental Term Loan	SOFR(Q)	1.00%	4.65% Cash + 2.25% PIK	11.22%	12/17/2027	$300,813	287,411	289,538	0.02%	N
Integrate.com, Inc.	2345 E Thomas Rd., Ste. 100 #955, Phoenix, AZ 85016	Sr Secured Revolver	SOFR(Q)	1.00%	4.65% Cash + 2.25% PIK	11.22%	12/17/2027	$465,802	460,900	447,818	0.02%	N
JOBVITE, Inc. (Employ, Inc.)	1730 Blake Street, Suite #445, Denver, CO, 80202	First Lien Last Out Term Loan	SOFR(Q)	0.75%	7.50%	11.80%	8/5/2028	$8,017,052	7,727,971	7,895,254	0.42%	N
Logicmonitor, Inc	98 San Jacinto Blvd, Suite 1300, Austin, TX 78701	Sr Secured Revolver	SOFR(Q)	0.75%	5.50%	9.78%	11/19/2031	$—	(579)	(603)	0.00%	K/N
Logicmonitor, Inc	98 San Jacinto Blvd, Suite 1300, Austin, TX 78701	First Lien Term Loan	SOFR(Q)	0.75%	5.50%	9.78%	11/19/2031	$405,983	401,489	401,160	0.02%	N
Thunder Purchaser, Inc. (Vector Solutions)	4890 W Kennedy Blvd, Suite 300, Tampa, FL 33609	First Lien Incremental Delayed Draw Term Loan	SOFR(Q)	1.00%	5.40%	9.70%	6/30/2028	$4,037,070	3,995,924	3,954,673	0.21%	N
Thunder Purchaser, Inc. (Vector Solutions)	4890 W Kennedy Blvd, Suite 300, Tampa, FL 33609	First Lien Incremental Term Loan	SOFR(Q)	1.00%	5.40%	9.70%	6/30/2028	$2,260,760	2,242,395	2,226,196	0.12%	N

29

Issuer	Company Address	Instrument	Ref	Floor	Spread	Total Coupon	Maturity	Principal	Cost	Fair Value	% of Total Cash and Investments	Notes
Debt Investments - Continued
Software - Continued
Nvest, Inc. (SigFig)	2443 Fillmore Street, Suite 380-1512, San Francisco, CA 94115	First Lien Term Loan	SOFR(M)	1.00%	7.50%	11.93%	9/15/2026	$7,318,167	$7,267,699	$7,246,574	0.38%	N
SEP Eiger BidCo Ltd. (Beqom) (Switzerland)	Place Bel Air 8, 1260 Nyon, Switzerland	First Lien Term Loan	SOFR(Q)	1.00%	3.00% Cash + 3.50% PIK	10.80%	5/9/2028	$ 25,974,061	25,614,973	25,896,520	1.36%	H/N
SEP Eiger BidCo Ltd. (Beqom) (Switzerland)	Place Bel Air 8, 1260 Nyon, Switzerland	Sr Secured Revolver	SOFR(Q)	1.00%	6.50%	10.80%	5/9/2028	$—	(17,356)	(6,538)	0.00%	H/K/N
Trintech, Inc.	5600 Granite Parkway, Suite 10000, Plano, TX 75024	Sr Secured Revolver	SOFR(M)	1.00%	5.50%	9.83%	7/25/2029	$60,857	55,197	57,637	0.00%	N
Trintech, Inc.	5600 Granite Parkway, Suite 10000, Plano, TX 75024	First Lien Term Loan	SOFR(M)	1.00%	5.50%	9.83%	7/25/2029	$2,727,465	2,610,445	2,686,231	0.14%	N
Zendesk Inc.	181 Fremont St., San Francisco, CA 94105	First Lien Term Loan	SOFR(Q)	0.75%	5.00%	9.32%	11/22/2028	$5,675,728	5,537,395	5,675,728	0.30%	N
Zendesk Inc.	181 Fremont St., San Francisco, CA 94105	First Lien Delayed Draw Term Loan	SOFR(Q)	0.75%	5.00%	9.32%	11/22/2028	$436,068	441,912	436,069	0.02%	N
Zendesk Inc.	181 Fremont St., San Francisco, CA 94105	Sr Secured Revolver	SOFR(Q)	0.75%	5.00%	9.32%	11/22/2028	$—	(572)	—	0.00%	K/N
Zilliant Incorporated	720 Brazos Street, Suite 600, Austin, TX 78701	First Lien Term Loan (0.5% Exit Fee)	SOFR(M)	0.75%	2.10% Cash + 5.00% PIK	11.43%	12/21/2027	$3,504,768	3,391,648	3,361,072	0.18%	L/N
Zilliant Incorporated	720 Brazos Street, Suite 600, Austin, TX 78701	First Lien Delayed Draw Term Loan (0.5% Exit Fee)	SOFR(M)	0.75%	2.10% Cash + 5.00% PIK	11.43%	12/21/2027	$641,724	626,290	615,414	0.03%	L/N
Zilliant Incorporated	720 Brazos Street, Suite 600, Austin, TX 78701	Sr Secured Revolver (0.5% Exit Fee)	SOFR(M)	0.75%	2.10% Cash + 5.00% PIK	11.43%	12/21/2027	$—	(2,246)	(12,148)	0.00%	K/L/N
									231,512,837	233,275,787	12.33%
Specialty Retail
Calceus Acquisition, Inc. (Cole Haan)	150 Ocean Road, Greenland, NH 03840	First Lien Term Loan	SOFR(Q)	2.00%	6.50%	10.80%	8/15/2028	$ 24,462,736	23,913,337	24,560,586	1.29%	G/N
Hanna Andersson, LLC	608 NE 19th Avenue, Portland, OR 97232	First Lien Term Loan	SOFR(Q)	1.00%	6.35%	10.63%	7/2/2026	$ 10,413,407	10,228,506	10,413,407	0.55%	N
									34,141,843	34,973,993	1.84%
Technology Hardware, Storage & Peripherals
SumUp Holdings Luxembourg S.A.R.L. (Luxembourg)	32-34 Great Marlborough St, London, W1F 7JB, United Kingdom	First Lien Delayed Draw Term Loan	SOFR(Q)	1.00%	6.50%	10.83%	4/25/2031	$ 34,673,627	34,375,175	35,020,364	1.84%	H/N
Textiles, Apparel and Luxury Goods
James Perse Enterprises, Inc.	7373 Flores Street, Downey CA 90242	First Lien Term Loan	SOFR(A)	1.00%	6.25%	10.31%	9/8/2027	$ 22,222,222	21,955,252	22,222,222	1.17%	N
James Perse Enterprises, Inc.	7373 Flores Street, Downey CA 90242	First Lien Term Loan	SOFR(A)	1.00%	6.25%	10.31%	9/8/2027	$3,195,681	3,116,406	3,195,681	0.17%	N
James Perse Enterprises, Inc.	7373 Flores Street, Downey CA 90242	Sr Secured Revolver	SOFR(A)	1.00%	6.25%	10.20%	9/8/2027	$1,184,530	1,203,067	1,184,530	0.06%	N
PSEB, LLC (Eddie Bauer)	2200 1st Ave South, Suite 400 & 500, Seattle, WA, 98134	First Lien Term Loan	SOFR(Q)	1.00%	6.65%	10.98%	12/30/2026	$ 17,404,360	17,308,930	17,247,721	0.91%	N
PSEB, LLC (Eddie Bauer)	2200 1st Ave South, Suite 400 & 500, Seattle, WA, 98134	First Lien Incremental Term Loan	SOFR(Q)	1.00%	6.65%	10.98%	12/30/2026	$6,783,140	6,763,635	6,722,092	0.35%	N
									50,347,290	50,572,246	2.66%
Wireless Telecommunication Services
OpenMarket, Inc. (Infobip) (United Kingdom)	35 - 38 New Bridge Street, London EC4V 6BW, United Kingdom	First Lien Term Loan	SOFR(Q)	0.75%	5.75%	10.05%	6/11/2029	$ 14,438,813	14,181,669	14,223,018	0.75%	H/N
Total Debt Investments - 216.4% of Net Assets									1,733,784,781	1,602,174,993	84.34%
Automobiles
AA Acquisition Aggregator, LLC (AutoAlert)	114 W. 11th Street, Suite 700, Kansas City, MO 64105	Common Stock						$540,248	9,085,917	5,190,624	0.27%	D/E/F/N
Capital Markets
Pico Quantitative Trading Holdings, LLC	32 Old Slip, 16th Floor, New York, NY 10005	Warrants to Purchase Membership Units					2/7/2030	$7,191	673,788	1,307,905	0.07%	D/E/N

30

Issuer	Company Address	Instrument	Ref	Floor	Spread	Total Coupon	Maturity	Principal	Cost	Fair Value	% of Total Cash and Investments	Notes
Debt Investments - Continued
Chemicals
AGY Equity, LLC	2556 Wagener Road, Aiken, SC 29801	Class A Preferred Stock						$5,982,385	$485,322	$—	0.00%	D/E/N
AGY Equity, LLC	2556 Wagener Road, Aiken, SC 29801	Class B Preferred Stock						$4,187,669	—	—	0.00%	D/E/N
AGY Equity, LLC	2556 Wagener Road, Aiken, SC 29801	Class C Common Stock						$3,290,312	—	—	0.00%	D/E/N
									485,322	—	0.00%
Commercial Services & Supplies
Kellermeyer Bergensons Services, LLC	3605 Ocean Ranch Blvd, Suite 200, Oceanside, CA 92056	Preferred Stock						$171,813	285,933	5,378	0.00%	D/E/N
Kellermeyer Bergensons Services, LLC	3605 Ocean Ranch Blvd, Suite 200, Oceanside, CA 92056	Common Stock						$171,813	—	—	0.00%	D/E/N
									285,933	5,378	0.00%
Construction & Engineering
Homerenew Buyer, Inc. (Renovo)	4519 Sigma Rd., Suite 100, Dallas, TX 75244	Class A Preferred Units						$6,165	2,203,054	1,305,582	0.07%	D/E/N
Homerenew Buyer, Inc. (Renovo)	4519 Sigma Rd., Suite 100, Dallas, TX 75244	Class B-1 Preferred Units						$9,908	—	—	0.00%	D/E/N
Homerenew Buyer, Inc. (Renovo)	4519 Sigma Rd., Suite 100, Dallas, TX 75244	Class C-1 Common Units						$15,501	—	—	0.00%	D/E/N
Hylan Global LLC	101 Crawfords Corner Road, Building 2, Suite 2308, Holmdel, NJ 07733	Common Stock						$738,447	738,447	—	0.00%	B/D/E/N
									2,941,501	1,305,582	0.07%
Diversified Consumer Services
Razor US LP	Ritterstrasse 16-18, 10969 Berlin, Germany	Common Units						$263,206	—	—	0.00%	D/E/N
Razor US LP	Ritterstrasse 16-18, 10969 Berlin, Germany	Class A Preferred Units	Fixed			3.00%		$26,320,670	22,711,306	—	0.00%	D/E/N
Razor Group GmbH (Germany)	Ritterstrasse 16-18, 10969 Berlin, Germany	Warrants to Purchase Preferred Series A1 Shares					4/28/2028	$698	13,654	—	0.00%	D/E/H/N
Razor Group GmbH (Germany)	Ritterstrasse 16-18, 10969 Berlin, Germany	Warrants to Purchase Series C Shares					12/23/2029	$213	20,680	—	0.00%	D/E/H/N
SellerX Germany GMBH & Co. KG (Germany)	Chausseestraße 19, 10115 Berlin, Germany	Common Shares						$706,179	8,197	—	0.00%	D/E/H/N
SellerX Germany GMBH & Co. KG (Germany)	Chausseestraße 19, 10115 Berlin, Germany	Preferred Units						$48,576,519	15,107,298	15,108,710	0.80%	D/E/H/N
TVG-Edmentum Holdings, LLC	5600 W 83rd St, Suite 300, 8200 Tower, Bloomington, MN 55437	Series B-1 Common Units						$17,858,122	24,166,714	13,900,952	0.73%	B/D/E/N
TVG-Edmentum Holdings, LLC	5600 W 83rd St, Suite 300, 8200 Tower, Bloomington, MN 55437	Series B-2 Common Units						$17,858,122	13,421,162	13,900,952	0.73%	B/D/E/N
TVG-Edmentum Holdings, LLC	5600 W 83rd St, Suite 300, 8200 Tower, Bloomington, MN 55437	Series C-2 Preferred Units	Fixed			15.00%		$2,542	5,906,656	8,198,047	0.43%	B/E/N
Thras.io, LLC	85 West Street, Suite 4, Walpole, MA 02081	Common Units						$291,605	—	—	0.00%	D/E/N
									81,355,667	51,108,661	2.69%
Diversified Financial Services
36th Street Capital Partners Holdings, LLC	161 Headquarters Plaza East Tower, 5th Floor, Morristown, NJ 07960	Membership Units						$28,277,397	32,955,166	51,054,000	2.69%	E/F/N
Conventional Lending TCP Holdings, LLC	2951 28th Street, Suite 1000, Santa Monica, CA 90405	Membership Units						$17,885,591	17,760,790	14,952,354	0.79%	E/F/I/N
Gordon Brothers Finance Company	101 Huntington Ave, Suite 1100, Boston, MA 02199	Common Stock						$10,612	—	—	0.00%	D/F/N
Gordon Brothers Finance Company	101 Huntington Ave, Suite 1100, Boston, MA 02199	Preferred Stock	Fixed			13.50%		$34,285	—	—	0.00%	D/F/N

31

Issuer	Company Address	Instrument	Ref	Floor	Spread	Total Coupon	Maturity	Principal	Cost	Fair Value	% of Total Cash and Investments	Notes
Debt Investments - Continued
Diversified Financial Services - Continued
Worldremit Group Limited (United Kingdom)	62 Buckingham Gate, London, SW1E 6AJ, United Kingdom	Series X Shares						$3,721	$373,524	$415,173	0.02%	D/E/H/N
Worldremit Group Limited (United Kingdom)	62 Buckingham Gate, London, SW1E 6AJ, United Kingdom	Warrants to Purchase Series D Stock					2/11/2031	$42,482	28,022	35,876	0.00%	D/E/H/N
Worldremit Group Limited (United Kingdom)	62 Buckingham Gate, London, SW1E 6AJ, United Kingdom	Warrants to Purchase Series E Stock					8/17/2031	$508	61	16	0.00%	D/E/H/N
									51,117,563	66,457,419	3.50%
Electric Utilities
Conergy Asia Holdings Limited (United Kingdom)	3 Anson Road #07-01, Springleaf Tower, Singapore 079909	Class B Shares						$1,000,000	1,000,000	—	0.00%	D/E/F/H/N
Conergy Asia Holdings Limited (United Kingdom)	3 Anson Road #07-01, Springleaf Tower, Singapore 079909	Ordinary Shares						$5,318,860	7,833,333	—	0.00%	D/E/F/H/N
Kawa Solar Holdings Limited (Conergy) (Cayman Islands)	3 Anson Road #07-01, Springleaf Tower, Singapore 079909	Ordinary Shares						$2,332,594	—	—	0.00%	D/E/F/H/N
Kawa Solar Holdings Limited (Conergy) (Cayman Islands)	3 Anson Road #07-01, Springleaf Tower, Singapore 079909	Series B Preferred Shares						$93,023	1,395,349	—	0.00%	D/E/F/H/N
Utilidata, Inc.	225 Dyer Street, CIC - 2nd Floor, Providence, RI 02903	Common Stock						$29,593	216,336	13,440	0.00%	D/E/N
Utilidata, Inc.	225 Dyer Street, CIC - 2nd Floor, Providence, RI 02903	Series A-2 Preferred Stock						$257,369	153,398	138,152	0.01%	D/E/N
Utilidata, Inc.	225 Dyer Street, CIC - 2nd Floor, Providence, RI 02903	Series A-1 Preferred Stock						$500,000	500,000	230,665	0.01%	D/E/N
									11,098,416	382,257	0.02%
Energy Equipment and Services
GlassPoint, Inc.	165 Broadway, 23rd Floor, New York, NY 10006	Warrants to Purchase Common Stock					9/12/2029	$2,088,152	275,200	2,175,938	0.11%	D/E/N
Healthcare Providers and Services
INH Buyer, Inc. (IMA Health)	6675 Westwood Blvd, Suite 475, Orlando, FL 32821	A1 Preferred Stock						$3,977,966	—	—	0.00%	D/E/N
INH Buyer, Inc. (IMA Health)	6675 Westwood Blvd, Suite 475, Orlando, FL 32821	Preferred Stock						$4	—	—	0.00%	D/E/N
									—	—	—
Household Durables
Stitch Holdings, L.P.	1714 Heil Quaker Boulevard, Suite 130, La Vergne, TN 37086	Limited Partnership/Limited Liability Company Interests						$5,910	—	—	0.00%	D/E/N
Internet Software and Services
Domo, Inc.	802 East 1050 South, American Fork, UT 84003	Common Stock						$49,792	1,543,054	695,594	0.04%	D
Domo, Inc.	802 East 1050 South, American Fork, UT 84003	Warrants to Purchase Class B Common Stock					2/17/2028	$94,136	—	1,143,862	0.06%	D/N
Domo, Inc.	802 East 1050 South, American Fork, UT 84003	Warrants to Purchase Class B Common Stock					2/17/2028	$482,404	—	5,861,771	0.31%	D/N
Fishbowl, Inc.	2000 Duke Street, Suite 300, Alexandria, VA, 22314	Common Membership Units						$604,479	787,032	—	0.00%	D/E/F/N
Foursquare Labs, Inc.	50 West 23rd Street, 8th Floor, New York, NY 10010	Warrants to Purchase Series E Preferred Stock					5/4/2027	$2,187,500	508,805	123,301	0.01%	D/E/N
Igloo Parent Holdings LLC (InMoment)	10619 S. Jordan Gateway, Suite 350, South Jordan, UT 84095	Common Units						$97	7,661,666	7,699,406	0.41%	D/E/I/N
InMobi, Inc. (Singapore)	18 Cross Street, #02-101, Unit S2001, Singapore 048423	Warrants to Purchase Common Stock					8/15/2027	$1,327,869	212,360	2,924,135	0.15%	D/E/H/N

32

Issuer	Company Address	Instrument	Ref	Floor	Spread	Total Coupon	Maturity	Principal	Cost	Fair Value	% of Total Cash and Investments	Notes
Debt Investments - Continued
Internet Software and Services - Continued
InMobi, Inc. (Singapore)	18 Cross Street, #02-101, Unit S2001, Singapore 048423	Warrants to Purchase Series E Preferred Stock					9/18/2025	$1,049,996	$276,492	$2,343,045	0.12%	D/E/H/N
InMobi, Inc. (Singapore)	18 Cross Street, #02-101, Unit S2001, Singapore 048423	Warrants to Purchase Series E Preferred Stock					10/3/2028	$1,511,002	93,407	2,199,562	0.12%	D/E/H/N
Pluralsight, Inc.	1500 Solana Blvd, Building 6 - Floor 4, Suite 6400, Westlake, TX 76262	Common Stock						$2,865,672	7,995,225	515,821	0.03%	D/E/N
ResearchGate Corporation (Germany)	Chausseestraße 20, 10115 Berlin, Germany	Warrants to Purchase Series D Preferred Stock					10/30/2029	$333,370	202,001	30,003	0.00%	D/E/H/N/O
SuCo Investors, LP (Suited Connector)	8123 Interport Blvd, Englewood, CO 80112	Warrants to Purchase Class A Units					3/6/2033	$44,928	—	—	0.00%	D/E/N
SnapLogic, Inc.	1825 S. Grant St, 5th Floor, San Mateo, CA 94402	Warrants to Purchase Series Preferred Stock					3/19/2028	$1,860,000	377,722	5,614,076	0.30%	D/E/N
									19,657,764	29,150,576	1.55%
IT Services
Fidelis (SVC), LLC	4500 East West Highway, Suite 400, Bethesda, MD 20814	Preferred Unit-C						$657,932	2,001,384	—	0.00%	D/E/N
Media
Khoros, LLC (Lithium)	7300 Ranch Road 2222, Building 3, Suite 150, Austin, TX 78730	Preferred Units						$63,768	1,302,031	1,279,996	0.07%	D/E/N
MBS Parent, LLC	101 Empty Saddle Trail, Hailey, ID 83333	Limited Partnership/Limited Liability Company Interests						$546	21,204	233,966	0.01%	D/E/N
Quora, Inc.	650 Castro Street, Suite 450, Mountain View, CA 94041	Warrants to Purchase Series D Preferred Stock					4/11/2029	$507,704	65,245	54,093	0.00%	D/E/N
Streamland Media Holdings LLC	3900 W Alameda Ave, 10th Floor, Burbank, CA 91505	Common Units						$2,636	134,515	126,917	0.01%	D/E/N
									1,522,995	1,694,972	0.09%
Oil, Gas and Consumable Fuels
Iracore Investments Holdings, Inc.	3516 East 13th Avenue, Hibbing, MN 55746	Class A Common Stock						$16,207	4,177,710	509,594	0.03%	B/D/E/N
Paper and Forest Products
48forty Intermediate Holdings, Inc.	3650 Mansell Rd, Suite 100, Alpharetta, GA 30022	Common Stock						$4,335	—	—	0.00%	D/E/N
Pharmaceuticals
Inotiv, Inc.	2701 Kent Ave., West Lafayette, IN 47906	Common Stock						$14,578	—	26,532	0.00%	D/E
Professional Services
Anacomp, Inc.	14110 Sullyfield Circle, Suite E, Chantilly, VA 20151	Class A Common Stock						$1,255,527	26,711,048	1,155,295	0.06%	D/E/F/N
JobandTalent USA, Inc. (United Kingdom)	199 Bishopgate, Spitalfields, London EC2M 3TY, United Kingdom	F1 Preferred Stock						$255,112	3,207,662	13,485,570	0.71%	D/E/H/N
JobandTalent USA, Inc. (United Kingdom)	199 Bishopgate, Spitalfields, London EC2M 3TY, United Kingdom	F3 Preferred Stock						$17,007	—	780,979	0.04%	D/E/H/N
									29,918,710	15,421,844	0.81%
Road and Rail
Motive Technologies, Inc (Keep Trucking)	55 Hawthorne Street, Suite #500, San Francisco, CA 94105	Warrants to Purchase Common Stock						$825,000	825,000	751,336	0.04%	D/E/N

33

Issuer	Company Address	Instrument	Ref	Floor	Spread	Total Coupon	Maturity	Principal	Cost	Fair Value	% of Total Cash and Investments	Notes
Debt Investments - Continued
Software
Grey Orange International Inc.	3975 Lakefield Court, Suite 110, Suwanee, GA 30024	Warrants to Purchase Common Stock					5/6/2032	$10,538	$546	$2,108	0.00%	D/E/N
Tradeshift, Inc.	447 Sutter Street, Suite 405 #327, San Francisco, CA 94108	Warrants to Purchase Series D Preferred Stock					3/6/2027	$1,712,930	577,843	—	0.00%	D/E/N
									578,389	2,108	0.00%
Trading Companies & Distributors
Blackbird Holdco, Inc. (Ohio Transmission Corp.)	3948 Townsfair Way, Suite 200, Columbus, OH 43219	Preferred Stock	Fixed			12.50%		$9,586	14,645,230	14,669,124	0.77%	E/N
Total Equity Securities - 25.7% of Net Assets									230,646,489	190,159,850	10.01%
Total Investments - 242.1% of Net Assets									$ 1,964,431,270	$ 1,792,334,843	94.35%
Cash and Cash Equivalents - 14.5% of Net Assets										$107,317,578	5.65%
Total Cash and Investments - 256.5% of Net Assets										$ 1,899,652,421	100.00%	M

Notes to Consolidated Schedule of Investments:
(A)
Debt investments include investments in bank debt that generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933 (the “Securities Act”). Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(B)
Non-controlled affiliate – as defined under the Investment Company Act of 1940 (the “1940 Act”) (ownership of between 5% and 25% of the outstanding voting securities of this issuer). See Consolidated Schedule of Changes in Investments in Affiliates.

(C)	Non-accruing debt investment.
(D)	Other non-income producing investment.
(E)	Restricted security. (See Note 2).
(F)
Controlled issuer – as defined under the 1940 Act (ownership of 25% or more of the outstanding voting securities of this issuer). Investment is not more than 50% of the outstanding voting securities of the issuer nor deemed to be a significant subsidiary. See Consolidated Schedule of Changes in Investments in Affiliates.

(G)	Investment has been segregated to collateralize certain unfunded commitments.
(H)
Non-U.S. company or principal place of business outside the U.S. and as a result the investment is not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.

(I)
Deemed an investment company under Section 3(c) of the 1940 Act and as a result the investment is not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.

(J)
Publicly traded company with a market capitalization greater than $250 million and as a result the investment is not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.

(K)	Negative balances relate to an unfunded commitment that was acquired and/or valued at a discount.
(L)	In addition to the stated coupon, investment has an exit fee payable upon repayment of the loan in an amount equal to the percentage of the original principal amount shown.

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(M)	All cash and investments, except those referenced in Note G above, are pledged as collateral under certain debt as described in Note 4 to the Consolidated Financial Statements.
(N)	Inputs in the valuation of this investment included certain unobservable inputs that were significant to the valuation as a whole.
(O)
Investment denominated in foreign currency. Amortized cost and fair value converted from foreign currency to U.S. dollars. Foreign currency denominated investments are generally hedged for currency exposure.

LIBOR/SOFR or EURIBOR resets monthly (M), quarterly (Q), semiannually (S), or annually (A).

35

MANAGEMENT OF THE COMPANY
Directors and Officers
Our business and affairs are managed under the direction of our Board of Directors. The Board of Directors currently consists of six members, five of whom are not “interested persons” of the Company or of the Advisor as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. No independent director owns, beneficially or of record, any security of the Advisor or any person (other than a RIC or portfolio company) directly or indirectly controlling, controlled by or under common control with the Advisor. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. Each director holds office until his or her successor is elected and qualified or until his or her term as a director is terminated as provided in our bylaws. The address for each director and officer is c/o BlackRock TCP Capital Corp., 2951 28th Street, Suite 1000, Santa Monica, California 90405.
Biographical Information

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Director*
Independent Director Nominees
John R. Baron 2951 28th Street, Suite 1000, Santa Monica, California 90405 Year of birth: 1957	Director; Audit Committee Member, Governance and Compensation Committee Member and Joint Transactions Committee Member	2025; 2024 to present
Until its merger with and into a wholly-owned indirect subsidiary of the Company on March 18, 2024, Mr. Baron was a Director of BlackRock Capital Investment Corporation.
Mr. Baron was the Managing Member of Crystal Ridge Partners, LP, a New Jersey based private equity firm. Prior to joining Crystal Ridge Partners, Mr. Baron was a Senior Partner of JP Morgan Partners, LP, a global private equity firm. Prior to joining the private equity unit in 1995, Mr. Baron previously held senior management positions in banking and investment banking with JP Morgan and its predecessors.
Mr. Baron is currently an owner and director of BI Aero LLC, a global aerospace parts business. In addition, he serves as an advisory board member to Compass Cryogenics, LLC, a gas testing service provider to hospitals and surgical centers. From 2000-2021, Mr. Baron was an owner and director of Big Rock Sports, a leading distributor and manufacturer of hunting and fishing equipment in North America. From 2008-2019, Mr. Baron was an owner and director of Bronco Manufacturing, a manufacturer of parts for oil and gas drilling rigs primarily in North America, Europe, and the Middle East.
				1 BDC consisting of 1 Portfolio.	None.

36

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Director*
Independent Director Nominees - (Continued)
Eric J. Draut 2951 28th Street, Suite 1000, Santa Monica, California 90405 Year of birth: 1957	Lead Independent Director, Audit Committee Member, Governance and Compensation Committee Member and Joint Transactions Committee Member	2025; 2011 to present
From 2011 to present, Mr. Draut has been a Director, Chair or a Member of the Company’s Audit Committee, a Member of the Governance and Compensation Committee and a Member of the Joint Transactions Committee. From 2021 to present, Mr. Draut has been a Director of BlackRock Direct Lending Corp., and from 2022 to present, Mr. Draut has been a Trustee of BlackRock Private Credit Fund. In 2021, Mr. Draut was appointed the Lead Independent Director.
Mr. Draut is the Chair of the Audit Committee of the Board of Thrivent Financial for Lutherans, a registered investment adviser and Fortune 500 Company. Since August 2022, Mr. Draut has served as a trustee of the ELCA Foundation. In February 2015, Mr. Draut was also appointed to the Board of Holy Family Ministries, operator of Holy Family School, where he served as the Interim Chief Executive Officer from 2017 to 2018 and currently serves as chair of the board. From 2008 to 2010 and again from 2014 to 2017, Mr. Draut was Chairman of the Board of Lutheran Social Services of Illinois. From 2012 to 2014, Mr. Draut was Executive Chairman and, in 2017, became chairman emeritus, of the Board of Lutheran Social Services of Illinois
				3 BDCs consisting of 3 Portfolios.	None.
Karen L. Leets 2951 28th Street, Suite 1000, Santa Monica, California 90405 Year of birth: 1956	Director, Audit Committee Member, Governance and Compensation Committee Member and Joint Transactions Committee Member	2025; October 2022 to present
From October 2022 to present, Ms. Leets has been a Director and a Member of the Audit Committee, the Governance and Compensation Committee and the Joint Transactions Committee. From 2023 to present, Ms. Leets has been a Director of BlackRock Direct Lending Corp. From 2019 to present, she has served as a Senior Vice President and Treasurer of Baxter International Inc. Ms. Leets previously served as Assistant Treasurer of Google LLC from 2017 to 2018. From 2013 to 2017, Ms. Leets was a Vice President and Treasurer of Kimberly-Clark Corporation. Prior to joining Kimberly-Clark, Ms. Leets worked in treasury roles at McDonald’s Corporation and USG Corporation. Ms. Leets began her career as a public accountant at Coopers & Lybrand (now PricewaterhouseCoopers LLP), where she worked for eight years. Ms. Leets is a Certified Public Accountant in Illinois and earned a B.S. in Accounting and an MBA from Indiana State University Scott School of Business.
				2 BDCs consisting of 2 Portfolios.	None.

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Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Director*
Independent Director Nominees - (Continued)
Andrea L. Petro 2951 28th Street, Suite 1000, Santa Monica, California 90405 Year of birth: 1952	Director, Audit Committee Member, Governance and Compensation Committee Chair and Joint Transactions Committee Member	2025; August 4, 2020 to present
From 2020 to present, Ms. Petro has been a Director and a Member of the Audit Committee, the Governance and Compensation Committee and the Joint Transactions Committee. From March 2024 to present, Ms. Petro has been Chair of the Governance and Compensation Committee. Ms. Petro also serves as a Trustee of BlackRock Private Credit Fund, Chair of its Governance and Compensation Committee and Member of its Audit Committee and its Joint Transactions Committee. From November 2024 to present, Ms. Petro has served as a Senior Advisor to Carob Financial, LLC, a private credit fund. From June 2020 to June 2024, Ms. Petro served as a Director of Ready Capital Corporation. From June 2018 to February 2020, Ms. Petro served as Managing Director and Group Head of the Specialty Commercial Finance Group of Waterfall Asset Management. Ms. Petro served as a consultant for Waterfall Asset Management from March 2020 through February 2023.
Ms. Petro previously worked at Wells Fargo Capital Finance from December 2000 to December 2017 as the Executive Vice President and Group Head of the Lender Finance Division and Supply Chain Finance Division. Ms. Petro currently serves as a member of the MS Finance Advisory Board of the McCombs School of Business at the University of Texas at Austin. She also served as the President of the Commercial Finance Association from 2016 to 2017 and previously served as a member of the Secured Finance Foundation board of directors from 2000 to 2022.
				2 BDCs consisting of 2 Portfolios.	None.
Maureen K. Usifer 2951 28th Street, Suite 1000, Santa Monica, California 90405 Year of birth: 1960	Director; Audit Committee Chair; Governance and Compensation Committee Member and Joint Transactions Committee Member	2025; 2024 to present
From 2005 until its merger with and into a wholly-owned indirect subsidiary of the Company on March 18, 2024, Ms. Usifer was a Director of BlackRock Capital Investment Corporation. Ms. Usifer is also a Director and Chair of the Audit Committee of BlackRock Direct Lending Corp. and a Trustee and Chair of the Audit Committee of BlackRock Private Credit Fund.
From 2021 to present, Ms. Usifer has served as a Director for PC Construction. Ms. Usifer was a member of the Green Mountain Care Board, a regulatory board appointed by the Governor in Vermont
3 BDCs consisting of 3 Portfolios.
Ms. Usifer currently serves as a Director of Liberty All Star Funds and serves as chair of the audit committee. Ms. Usifer also serves as a Director of Charlotte’s Web and serves as chair of the audit committee.

38

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Director*
Independent Director Nominees - (Continued)

responsible for approving hospital budgets, insurance rates and capital projects, from 2017 to 2021. Ms. Usifer served as CFO of Seventh Generation Inc., a distributor of its brand of household and personal care products, from 2012 to 2016. From 1996 to 2012, Ms. Usifer served in various roles with Church & Dwight Co., Inc. (“Church & Dwight”), a major producer of baking soda and consumer products. Ms. Usifer served as Vice President of Investor Relations, Senior Finance Director, Divisional CFO and controller during her tenure at Church & Dwight. Ms. Usifer received an undergraduate degree in business from St. Michael’s College and an M.B.A. in Finance from Clarkson University.

Interested Director Nominee
Philip Tseng 2951 28th Street, Suite 1000, Santa Monica, California 90405 Year of birth: 1976	Chair of the Board of Directors, Chief Executive Officer and Co-Chief Investment Officer	2025; 2021 to present (Director; Chair of the Board, Chief Executive Officer and Co-Chief Investment Officer since 2024); 2021 to 2024 (President)
Mr. Tseng is the Chair of the Board of Directors, Chief Executive Officer and Co-Chief Investment Officer of the Company.
Mr. Tseng is a senior member of the investment team within BlackRock’s Private Financing Solutions (PFS) platform, where he leads BlackRock’s U.S. core middle market direct lending strategy. In this capacity, Mr. Tseng is responsible for oversight of the strategy’s investment process and plays a leadership role in the evaluation, structuring, and execution of private secured investments in U.S. core middle market companies. Mr. Tseng also serves as the Chairman, CEO and co-CIO of BlackRock Private Credit Fund and BlackRock Direct Lending Corp., private BDCs managed by BlackRock. Prior to joining BlackRock, Mr. Tseng was a Managing Partner at Tennenbaum Capital Partners (TCP), where he was also a member of the Management Committee. Prior to joining TCP, Mr. Tseng was a member of the Credit Suisse First Boston technology investment banking group focusing on technology and business services. While at CSFB, he advised on and executed M&A, public and private equity and structured debt transactions for a broad range of small and large cap companies. He also spent time covering technology services companies as an equity research analyst. Prior to that, he spent time in investment banking at Deutsche Banc Alex Brown. Mr. Tseng holds an M.B.A. from Harvard
				3 BDCs consisting of 3 Portfolios.	None.

39

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Director*
Interested Director Nominee - (Continued)
Business School and a B.A. (honors) in Economics from Harvard College.
Officers Who Are Not Directors
Jason Mehring 2951 28th Street, Suite 1000, Santa Monica, California 90405 Year of birth: 1971	President	N/A; 2024 to present
Mr. Mehring is the President of the Company, BlackRock Direct Lending Corp. and BlackRock Private Credit Fund. Mr. Mehring is a senior member of the investment team within BlackRock’s Private Financing Solutions (PFS) platform. Mr. Mehring plays a leadership role in the evaluation, structuring, and execution of private secured investments in U.S. core middle market companies. Jason has over 30 years’ experience in middle market investing including his 19 years’ experience with the BlackRock team, joining as a Managing Director at BlackRock Capital Investment Corporation’s former advisor in 2005. Mr. Mehring previously spent more than ten years at Banc of America Capital Investors (BACI), an affiliate of Bank of America, Inc., in Chicago, where he held positions of increasing responsibility, becoming a Principal of the firm in 2000. At BACI, Mr. Mehring focused on mezzanine and private equity investing in middle market companies. Prior to joining BACI in 1994, he worked at Firstar Bank, a predecessor to U.S. Bank. Mr. Mehring holds an M.B.A from the Kellogg School of Management at Northwestern University and a B.B.A., summa cum laude, in Finance and Economics from the University of Wisconsin Eau Claire (graduating with University Honors).
				N/A	N/A
Erik L. Cuellar 2951 28th Street, Suite 1000, Santa Monica, California 90405 Year of birth: 1971	Chief Financial Officer, Treasurer	N/A; 2021 to present
Mr. Cuellar is the Chief Financial Officer of the Company, BlackRock Direct Lending Corp. and BlackRock Private Credit Fund. He is responsible for financial and regulatory reporting. Mr. Cuellar has been at BlackRock and its predecessor, TCP, since 2011. Prior to his current role, Mr. Cuellar served as Controller for Ares Capital Corporation. Prior to that, Mr. Cuellar was with Metropolitan West Asset Management where he served as the Assistant Treasurer and Principal Accounting Officer for the Metropolitan West Funds. Prior to that, Mr. Cuellar managed the Alternative Investments Group at Western Asset Management Company. Mr. Cuellar began his career with Deloitte & Touche LLP where he was a Senior Auditor in their Financial Services Group. Mr. Cuellar earned a B.S. in Accounting from
				N/A	N/A

40

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Director*
Officers Who Are Not Directors - (Continued)
California State University Northridge and is a Certified Public Accountant in California.
Charles C. S. Park 50 Hudson Yards, New York, New York 10018 Year of birth: 1967	Chief Compliance Officer	N/A; July 2025 to present
Mr. Park is the Chief Compliance Officer of the Company, BlackRock Direct Lending Corp. and BlackRock Private Credit Fund, and Chief Compliance Officer of the Advisor. He is also the Chief Compliance Officer of other BlackRock US-registered investment advisers since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012; Chief Compliance Officer of the Company from 2018 to February 2024; Chief Compliance Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex from 2014 to 2023; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds from 2006 to 2023.
				N/A	N/A
Diana Huffman 50 Hudson Yards, New York, New York, 10001 Year of birth: 1982	General Counsel, Secretary and Authorized Person	N/A; 2022 to present
Ms. Huffman serves as General Counsel, Secretary and Authorized Person of the Company. She is also General Counsel and Secretary of BlackRock Direct Lending Corp. and BlackRock Private Credit Fund. Ms. Huffman is Legal Counsel in the Legal & Compliance Department at BlackRock. She is responsible for supporting BlackRock’s U.S. regulated funds business, with a focus on retail alternatives. Ms. Huffman advises on a broad array of legal and regulatory issues impacting U.S. regulated funds, including product development and corporate governance matters. Prior to joining BlackRock in 2022, Ms. Huffman served as Corporate Counsel at PGIM Investments LLC starting in 2015, where she served as Chief Legal Officer for its BDC and as the lead attorney for retail funds. From 2009 to 2015, Ms. Huffman was an associate in the Asset Management group at Willkie Farr & Gallagher LLP, where she focused on the organization and operation of private and regulated funds. Ms. Huffman has a B.A. (summa cum laude) from Boston University, and a J.D. (cum laude) from Fordham University School of Law.
				N/A	N/A

41

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Director*
Officers Who Are Not Directors - (Continued)
Patrick Wolfe 50 Hudson Yards New York, New York 10018 Year of birth: 1982	Chief Operating Officer	N/A; 2024 to present
Patrick Wolfe is Chief Operating Officer of the Company, BlackRock Direct Lending Corp. and BlackRock Private Credit Fund. He is also a Senior Portfolio Manager within BlackRock’s Private Financing Solutions (PFS) platform. He is Head of Portfolio Construction for U.S. Private Capital’s U.S. Direct Lending funds which includes overseeing allocations, portfolio positioning, and liability management. Mr. Wolfe is also Senior Portfolio Manager on BlackRock Credit Strategies Fund, Senior Portfolio Manager for the Company, BlackRock Direct Lending Corp. and BlackRock Private Credit Fund, and Head of U.S. middle-market CLOs at BlackRock. Mr. Wolfe joined BlackRock through the acquisition of TCP. At TCP, Mr. Wolfe was a portfolio manager on the U.S. Direct Lending Funds and launched the middle-market CLO platform taking the business to over $1 billion of assets. He also co-led led the development of the firm’s proprietary private credit software platform. He was one of the creators of the Direct Lending fund structure designed for insurance company clients. Before TCP, Mr. Wolfe was in structured credit at Deutsche Bank for six years focusing on the structuring, issuance, and management of CLOs and other credit strategies. He began his career in 2006 at KSJG LLP in the Advisory group focused on mortgage banking. Mr. Wolfe earned a B.S. in Accounting from San Diego State University in 2006. Mr. Wolfe volunteers his time as a member of the Board of Directors for the Southern California Golf Association (“SCGA”) and Southern California Golf Association Junior Foundation.
				N/A	N/A
Dan Worrell 50 Hudson Yards New York, New York 10018 Year of birth: 1963	Co-Chief Investment Officer	N/A; 2024 to present
Mr. Worrell serves as the Co-CIO of the Company, BlackRock Direct Lending Corp. and BlackRock Private Credit Fund. Mr. Worrell is a senior member of the investment team within BlackRock’s Private Financing Solution (PFS) platform, where he is a leader in BlackRock’s U.S. core middle market direct lending strategy. In this capacity, Mr. Worrell is responsible for oversight of the strategy’s investment process and plays a leadership role in the evaluation, structuring, and execution of private secured investments in U.S. core middle market companies. Prior to joining BlackRock, Mr. Worrell was a Managing
				N/A	N/A

42

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Director*
Officers Who Are Not Directors - (Continued)

Director at Tennenbaum Capital Partners (TCP) where he led investment activity across several industry verticals, including Healthcare, Consumer Brands, Retail, and Consumer and Specialty Finance. Prior to TCP, Mr. Worrell was a High Yield Portfolio Manager with Mulholland Capital Advisors. Mr. Worrell holds an M.B.A. from Columbia University and a B.S. from California State University, Northridge.

*	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.”
†	Mr. Tseng is an “interested person” (as defined in the 1940 Act) of the Company by virtue of his current position with the Advisor.
Interested Directors
Philip Tseng: Mr. Tseng is the Chief Executive Officer, Co-Chief Investment Officer and Chair of the Board of the Company. Mr. Tseng is a senior member of the investment team within BlackRock’s Private Financing Solutions (PFS) platform, where he leads BlackRock’s U.S. core middle market direct lending strategy. In this capacity, Mr. Tseng is responsible for oversight of the strategy’s investment process and plays a leadership role in the evaluation, structuring, and execution of private secured investments in U.S. core middle market companies. Mr. Tseng also serves as the Chairman, CEO and co-CIO of BlackRock Private Credit Fund and BlackRock Direct Lending Corp. Prior to joining BlackRock, Mr. Tseng was a Managing Partner at Tennenbaum Capital Partners (TCP), where he was also a member of the Management Committee. Prior to joining TCP, Mr. Tseng was a member of the Credit Suisse First Boston technology investment banking group focusing on technology and business services. While at CSFB, he advised on and executed M&A, public and private equity and structured debt transactions for a broad range of small and large cap companies. He also spent time covering technology services companies as an equity research analyst. Prior to that, he spent time in investment banking at Deutsche Banc Alex Brown. Mr. Tseng holds an M.B.A. from Harvard Business School and a B.A. (honors) in Economics from Harvard College
Independent Directors
John R. Baron: Mr. Baron is a Director of the Company and is a member of the Company’s Audit Committee, Governance and Compensation Committee and Joint Transactions Committee. Until its merger with and into a wholly-owned subsidiary of the Company on March 18, 2024, Mr. Baron was a Director of BlackRock Capital Investment Corporation. Mr. Baron has served in several senior level management positions, including as the Managing Member of Crystal Ridge Partners, LP, a New Jersey based private equity firm focused on investments in middle market companies. Prior to joining Crystal Ridge Partners, Mr. Baron was a Senior Partner of JP Morgan Partners, LP, a global private equity firm, and its predecessors. Prior to joining the private equity unit in 1995, Mr. Baron previously held senior management positions in banking and investment banking with JP Morgan and its predecessors. Mr. Baron was a senior level banker responsible for managing middle market regional offices of Manufactures Hanover Trust Co. and Chemical Bank. Mr. Baron is currently an owner and director of BI Aero LLC, a global aerospace parts business. In addition, he serves as an advisory board member to Compass Cryogenics, LLC, a gas testing service provider to hospitals and surgical centers. From 2000-2021, Mr. Baron was an owner and director of Big Rock Sports, a leading distributor and manufacturer of hunting and fishing equipment in North America. From 2008-2019, Mr. Baron was an owner and director of Bronco Manufacturing, a manufacturer of parts for oil and gas drilling rigs primarily in North America, Europe, and the Middle East. Mr. Baron’s expertise in the private equity, banking and investment banking industries provides the Company with an abundance of practical business experience and knowledge.

43

Eric J. Draut: Mr. Draut is Lead Independent Director, a member of the Company’s Audit Committee, Governance and Compensation Committee and Joint Transactions Committee. Mr. Draut also serves as a Trustee of BlackRock Private Credit Fund and as a Director of BlackRock Direct Lending Corp. The Company’s Board of Directors benefits from Mr. Draut’s nearly 30-year career in accounting and finance. Mr. Draut completed a 20-year career at Kemper Corporation (formerly Unitrin, Inc.) in 2010, serving the last nine years as Executive Vice President, Chief Financial Officer and a member of its board of directors. Mr. Draut also held positions at Kemper Corporation as Group Executive, Treasurer and Corporate Controller. Prior to joining Kemper Corporation, Mr. Draut was Assistant Corporate Controller at Duchossois Industries, Inc. and at AM International, Inc. Mr. Draut began his career at Coopers and Lybrand (now PricewaterhouseCoopers LLP). Mr. Draut is a Certified Public Accountant, received an M.B.A. in finance and operations from Kellogg Graduate School of Management at Northwestern University and a B.S. in accountancy from the University of Illinois at Urbana-Champaign, graduating with High Honors. Until September 2013, Mr. Draut served as a Director and Chairman of the audit committee of Intermec. Mr. Draut is the Chair of the Audit Committee of the Board of Thrivent Financial for Lutherans, a registered investment adviser and Fortune 500 Company. In February 2015 Mr. Draut was also appointed to the Board of Holy Family Ministries, operator of Holy Family School, where he served as the Interim Chief Executive Officer from 2017 to 2018 and currently serves as Chair of the Board. Since August 2022, Mr. Draut has served as a trustee of the ELCA Foundation, where he currently serves as Chair of the Finance Committee. Mr. Draut volunteers with Lutheran Social Services of Illinois where he currently serves as chairman emeritus of the Board of Directors and recently served as Executive Chairman of its Board of Directors. Mr. Draut is also a National Association of Corporate Directors Fellow. Mr. Draut’s knowledge of financial and accounting matters, and his independence from the Company and the Advisor, qualifies him to serve as a member of the Company’s Audit Committee.
Karen L. Leets: Ms. Leets is a Director and member of the Company’s Governance and Compensation Committee, Audit Committee and Joint Transactions Committee. Ms. Leets also serves as a Director of BlackRock Direct Lending Corp. From 2019 to present, Ms. Leets has served as a Senior Vice President and Treasurer of Baxter International Inc. Ms. Leets previously served as Assistant Treasurer of Google LLC from 2017 to 2018. From 2013 to 2017, Ms. Leets was a Vice President and Treasurer of Kimberly-Clark Corporation. Prior to joining Kimberly-Clark, Ms. Leets worked in treasury roles at McDonald’s Corporation and USG Corporation. Ms. Leets began her career as a public accountant at Coopers & Lybrand (now PricewaterhouseCoopers LLP), where she worked for eight years. Ms. Leets is a Certified Public Accountant in Illinois and earned a B.S. in Accounting and an MBA from Indiana State University Scott School of Business. Ms. Leets’ knowledge of financial and accounting matters qualifies her to serve as a member of the Company’s Audit Committee.
Andrea L. Petro: Ms. Petro is a Director and Chair of the Company’s Governance and Compensation Committee, a member of the Audit Committee and Joint Transactions Committee. Ms. Petro also serves as a Trustee of BlackRock Private Credit Fund, Chair of its Governance and Compensation Committee, member of its Audit Committee and member of its Joint Transactions Committee. From June 2020 to June 2024, Ms. Petro served as a Director of Ready Capital Corporation. From June 2018 to February 2020, Ms. Petro served as Managing Director and Group Head of the Specialty Commercial Finance Group of Waterfall Asset Management. Ms. Petro served as a consultant for Waterfall Asset Management from March 2020 through February 2023. Ms. Petro previously worked at Wells Fargo Capital Finance from December 2000 to December 2017 as the Executive Vice President and Group Head of the Lender Finance Division and Supply Chain Finance Division. Ms. Petro currently serves as a member of the MS Finance Advisory Board of the McCombs School of Business at the University of Texas at Austin. She also served as the President of the Commercial Finance Association from 2016 to 2017 and previously served as a member of the Secured Finance Foundation board of directors from 2000 to 2022. Ms. Petro holds a Master of Business Administration degree in finance from the McCombs School of Business at the University of Texas and a Bachelor of Arts degree with a concentration in Russian and Soviet Studies from Kent State University. Ms. Petro’s knowledge of financial and accounting matters qualifies her to serve as a member of the Company’s Audit Committee.
Maureen K. Usifer: Ms. Usifer is a Director of the Company, Chair of the Audit Committee, member of the Governance and Compensation Committee and Joint Transactions Committee. Ms. Usifer also serves as a Trustee and Chair of the Audit Committee of BlackRock Private Credit Fund, member of its Governance and Compensation Committee and Joint Transactions Committee, and a Director and Chair of the Audit Committee of BlackRock Direct Lending Corp. and member of its Joint Transactions Committee. From 2005 until its merger with and into a wholly-owned subsidiary of the Company on March 18, 2024, Ms. Usifer was a Director of BlackRock Capital Investment Corporation. Since 2021, Ms. Usifer has served as a Director for PC Construction. Ms. Usifer was a member of the Green Mountain Care Board, a regulatory board appointed by the Governor in Vermont responsible for approving

44

hospital budgets, insurance rates and capital projects, from 2017 to 2021. Ms. Usifer served as CFO of Seventh Generation Inc., a distributor of its brand of household and personal care products, from 2012 to 2016. From 1996 to 2012, Ms. Usifer served in various roles with Church & Dwight, a major producer of baking soda and consumer products. Ms. Usifer served as Vice President of Investor Relations, Senior Finance Director, Divisional CFO and controller during her tenure at Church & Dwight. From 2024 to present, Ms. Usifer has served as a Director for Charlotte’s Web. Since 2018 Ms. Usifer has been a Director of Liberty All Star Funds. Ms. Usifer received an undergraduate degree in business from St. Michael’s College and an M.B.A. in Finance from Clarkson University. Ms. Usifer’s prior board service, in addition to her roles as an Independent Director of the Company, an Independent Director of BlackRock Direct Lending Corp. and an Independent Trustee of BlackRock Private Credit Fund, provides her with specific understanding of the Company, its operations and the business and regulatory issues facing BDCs. Ms. Usifer’s independence from the Company enhances her service as Chair of the Board’s Audit Committee and member of other Board committees.
Officers Who Are Not Directors
Erik L. Cuellar: Mr. Cuellar, Director of BlackRock, is the Chief Financial Officer of the Company, BlackRock Direct Lending Corp. and BlackRock Private Credit Fund. Mr. Cuellar has been at BlackRock and its predecessor, TCP, since 2011. Prior to his current role, Mr. Cuellar served as Controller for Ares Capital Corporation. Prior to that, Mr. Cuellar was with Metropolitan West Asset Management where he served as the Assistant Treasurer and Principal Accounting Officer for the Metropolitan West Funds. Prior to that, Mr. Cuellar managed the Alternative Investments Group at Western Asset Management Company. Mr. Cuellar began his career with Deloitte & Touche LLP where he was a Senior Auditor in their Financial Services Group. Mr. Cuellar earned a B.S. in Accounting from California State University Northridge and is a Certified Public Accountant in California.
Jason Mehring: Mr. Mehring, Managing Director of BlackRock, is the President of the Company, BlackRock Direct Lending Corp. and BlackRock Private Credit Fund. He is also a voting member and a past Chairman of the investment committee for BlackRock’s US Private Capital Group (“USPC”). Mr. Mehring focuses on the team’s origination, underwriting and monitoring of middle market private investments, as well as its capital raising activities across public and private investment funds. Mr. Mehring has over 30 years’ experience in middle market investing including his 19 years’ experience with the USPC team, joining as a Managing Director at BlackRock Capital Investment Corporation’s former advisor in 2005. Mr. Mehring previously spent more than ten years at Banc of America Capital Investors (BACI), an affiliate of Bank of America, Inc., in Chicago, where he held positions of increasing responsibility, becoming a Principal of the firm in 2000. At BACI, Mr. Mehring focused on mezzanine and private equity investing in middle market companies. Prior to joining BACI in 1994, he worked at Firstar Bank, a predecessor to U.S. Bank. Mr. Mehring has also served on a variety of private corporate boards. Mr. Mehring has earned an M.B.A from the Kellogg School of Management at Northwestern University, as well as a B.B.A., summa cum laude, in Finance and Economics from the University of Wisconsin Eau Claire (graduating with University Honors).
Diana Huffman: Ms. Huffman, Executive Director of BlackRock, is General Counsel and Secretary of the Company, BlackRock Private Credit Fund and BlackRock Direct Lending Corp. Ms. Huffman was also previously General Counsel for BlackRock Capital Investment Corporation, a public BDC, prior to its merger with the Company in March 2024. As part of BlackRock’s Legal & Compliance department, Ms. Huffman is responsible for supporting BlackRock’s U.S. regulated funds business, with a focus on retail alternatives. Ms. Huffman advises on a broad array of legal and regulatory issues impacting U.S. regulated funds, including product development and corporate governance matters. Prior to joining BlackRock in 2022, Ms. Huffman served as Corporate Counsel at PGIM Investments LLC starting in 2015, where she served as Chief Legal Officer for its BDC and as the lead attorney for retail funds. From 2009 to 2015, Ms. Huffman was an associate in the Asset Management group at Willkie Farr & Gallagher LLP, where she focused on the organization and operation of private and regulated funds. Ms. Huffman has a J.D. (cum laude) from Fordham University School of Law and a B.A. (summa cum laude) in International Relations from Boston University.
Charles C. S. Park: Mr. Park, Managing Director of BlackRock, is Chief Compliance Officer of the Company, BlackRock Private Credit Fund and BlackRock Direct Lending Corp., and Chief Compliance Officer of the Advisor. Mr. Park has served as Chief Compliance Officer of certain BlackRock US-registered investment advisers since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc.

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since 2012; Chief Compliance Officer of the Company from 2018 to February 2024; Chief Compliance Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex from 2014 to 2023; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds from 2006 to 2023.
Patrick Wolfe: Mr. Wolfe, Managing Director of BlackRock, is the Chief Operating Officer of the Company, BlackRock Direct Lending Corp. and BlackRock Private Credit Fund. He is also a Senior Portfolio Manager within BlackRock’s Private Financing Solutions (PFS) platform. Mr. Wolfe is Head of Portfolio Construction for U.S. Private Capital’s U.S. Direct Lending funds which includes overseeing allocations, portfolio positioning, and liability management. Mr. Wolfe is also Senior Portfolio Manager on BlackRock Credit Strategies Fund, and Head of U.S. middle-market CLOs at BlackRock. Mr. Wolfe joined BlackRock through the acquisition of TCP. At TCP, Mr. Wolfe was a portfolio manager on the U.S. Direct Lending Funds and launched the middle-market CLO platform taking the business to over $1 billion of assets. He also co-led led the development of the firm’s proprietary private credit software platform. He was one of the creators of the Direct Lending fund structure designed for insurance company clients. Before TCP, Mr. Wolfe was in structured credit at Deutsche Bank for six years focusing on the structuring, issuance, and management of CLOs and other credit strategies. He began his career in 2006 at KSJG LLP in the Advisory group focused on mortgage banking. Mr. Wolfe earned a B.S. in Accounting from San Diego State University in 2006. Mr. Wolfe volunteers his time as a member of the Board of Directors for the Southern California Golf Association (“SCGA”) and Southern California Golf Association Junior Foundation.
Dan Worrell: Mr. Worrell, Managing Director of BlackRock, is Co-Chief Investment Officer of the Company, BlackRock Direct Lending Corp. and BlackRock Private Credit Fund. Mr. Worrell is a senior member of the investment team within BlackRock’s Private Financing Solution (PFS) platform, where he is a leader in BlackRock’s U.S. core middle market direct lending strategy. In this capacity, Mr. Worrell is responsible for oversight of the strategy’s investment process and plays a leadership role in the evaluation, structuring, and execution of private secured investments in U.S. core middle market companies. Prior to joining BlackRock, Mr. Worrell was a Managing Director at Tennenbaum Capital Partners (TCP) where he led investment activity across several industry verticals, including Healthcare, Consumer Brands, Retail, and Consumer and Specialty Finance. Prior to TCP, Mr. Worrell was a High Yield Portfolio Manager with Mulholland Capital Advisors. Mr. Worrell holds an M.B.A. from Columbia University and a B.S. from California State University, Northridge.
Compensation of Directors
The following table shows information regarding the compensation earned or actually received by the Company’s directors, none of whom is an employee of the Company, for service as a director for the fiscal year ended December 31, 2024. No compensation is paid by the Company to Interested Directors.

	Fees Earned or Paid in Cash(1)(2)	Total
Interested Directors:
Philip Tseng	—	—
Independent Directors:
Eric J. Draut	$ 183,000	$ 183,000
Karen L. Leets	$ 160,000	$160,000
Andrea L. Petro	$ 162,000	$162,000
John R. Baron	$80,000	$80,000
Maureen K. Usifer	$88,000	$88,000

(1)	For a discussion of the Independent Directors’ compensation, see below.
(2)	The Company does not maintain a stock or option plan, non-equity incentive plan or pension plan for its directors.
The Company is authorized to pay each Independent Director the following amounts for serving as a Director: (i) $110,000 a year; (ii) $5,000 for each meeting of the Board of Directors or a committee thereof attended physically, telephonically or virtually by videoconference by such Director; and (iii) $1,000 for each special meeting of the Board of Directors or a committee thereof with a limited agenda attended by such Independent Director (whether in person, telephonic or virtual). The Lead Independent Director receives $20,000 per year. The Chair of the Audit Committee

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receives $15,000 per year and the Chair of the Governance and Compensation Committee receives $5,000 per year. Each Independent Director is also entitled to reimbursement for all out-of-pocket expenses of such person in attending each meeting of the Board of Directors and any committee thereof.
Investment Committee
The Advisor’s investment process is organized around the Investment Committee that provides for a centralized, repeatable decision process. With respect to each fund the Advisor advises, certain members of the Investment Committee are voting members. The voting members of the Investment Committee for the Company are currently Philip M. Tseng, Jason Mehring, Rob DiPaolo, Dan Worrell, Vikas Keswani, Michael Fenstermacher and Grishma Parekh. Approval by a simple majority vote of the voting members of the Investment Committee is required for the purchase or sale of any investment, with certain de-minimis exceptions. No voting member has veto power. The Advisor’s investment process is designed to maximize risk-adjusted returns and preserve downside protection.
Voting Members
Phil Tseng, Managing Director, is a senior member of the investment team within BlackRock’s Private Financing Solutions (PFS) platform, where he leads BlackRock’s U.S. core middle market direct lending strategy. In this capacity, Mr. Tseng is responsible for oversight of the strategy’s investment process and plays a leadership role in the evaluation, structuring, and execution of private secured investments in U.S. core middle market companies. In addition to his position with the Company, Mr. Tseng also serves as the Chairman, CEO and co-CIO of BlackRock Private Credit Fund (BDEBT), the non-traded BDC managed by BlackRock, and BlackRock Direct Lending Corp., a private BDC managed by BlackRock. Prior to joining BlackRock, Mr. Tseng was a Managing Partner at Tennenbaum Capital Partners (TCP), where he was also a member of the Management Committee. Prior to joining TCP, Mr. Tseng was a member of the Credit Suisse First Boston technology investment banking group focusing on technology and business services. While at CSFB, he advised on and executed M&A, public and private equity and structured debt transactions for a broad range of small and large cap companies. He also spent time covering technology services companies as an equity research analyst. Prior to that, he spent time in investment banking at Deutsche Banc Alex Brown. Mr. Tseng holds an M.B.A. from Harvard Business School and a B.A. (honors) in Economics from Harvard College.
Rob DiPaolo, Managing Director, is a senior member of the investment team within Blackrock’s Private Financing Solutions (PFS) platform where he is a leader in BlackRock’s U.S. core middle market direct lending strategy. Mr. DiPaolo is responsible for playing a leadership role in the evaluation, structuring, and execution of private secured investments in U.S. core middle market companies with an industry focus on building products, transportation, industrial services, agriculture and engineering and construction. He has been at BlackRock and its predecessor, Tennenbaum Capital Partners, since 1999. Prior to his current role, Mr. DiPaolo was the firm’s Chief Financial Officer and was responsible for building Tennenbaum’s financial reporting, processes and controls and operating infrastructure. Preceding Tennenbaum, Mr. DiPaolo was Vice President at Trust Company of the West, spent seven years at Arthur Andersen as a Business Advisory and Consulting Manager and began his career in 1989, spending five years at May Department Stores as a profit improvement specialist and control division accountant. Mr. DiPaolo earned a B.S. from the University of California, Riverside and is a CPA in the State of California.
Jason Mehring, Managing Director, is a senior member of the investment team within BlackRock’s Private Financing Solutions (PFS) platform. Mr. Mehring plays a leadership role in the evaluation, structuring, and execution of private secured investments in U.S. core middle market companies. In addition to his position with the Company, Mr. Mehring also serves as President of BlackRock Private Credit Fund (BDEBT), the non-traded BDC managed by BlackRock, and BlackRock Direct Lending Corp., a private BDC managed by BlackRock. Jason has over 30 years’ experience in middle market investing including his 19 years’ experience with the BlackRock team, joining as a Managing Director at BlackRock Capital Investment Corporation’s former advisor in 2005. Mr. Mehring previously spent more than ten years at Banc of America Capital Investors (BACI), an affiliate of Bank of America, Inc., in Chicago, where he held positions of increasing responsibility, becoming a Principal of the firm in 2000. At BACI, Mr. Mehring focused on mezzanine and private equity investing in middle market companies. Prior to joining BACI in 1994, he worked at Firstar Bank, a predecessor to U.S. Bank. Mr. Mehring holds an M.B.A from the Kellogg School of Management at Northwestern University and a B.B.A., summa cum laude, in Finance and Economics from the University of Wisconsin Eau Claire (graduating with University Honors).

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Dan Worrell, Managing Director, Mr. Worrell is a senior member of the investment team within BlackRock’s Private Financing Solution (PFS) platform, where he is a leader in BlackRock’s U.S. core middle market direct lending strategy. In this capacity, Mr. Worrell is responsible for oversight of the strategy’s investment process and plays a leadership role in the evaluation, structuring, and execution of private secured investments in U.S. core middle market companies. In addition to his position with the Company, Mr. Worrell also serves as co-CIO of BlackRock Private Credit Fund (BDEBT), the non-traded BDC managed by BlackRock, and BlackRock Direct Lending Corp., a private BDC managed by BlackRock. Prior to joining BlackRock, Mr. Worrell was a Managing Director at Tennenbaum Capital Partners (TCP) where he led investment activity across several industry verticals, including Healthcare, Consumer Brands, Retail, and Consumer and Specialty Finance. Prior to TCP, Mr. Worrell was a High Yield Portfolio Manager with Mulholland Capital Advisors. Mr. Worrell holds an M.B.A. from Columbia University and a B.S. from California State University, Northridge.
Vikas Keswani, Managing Director, is a senior member of the investment team within BlackRock’s Private Financing Solutions (PFS) platform. He is also Head of North American Specialty Lending at HPS, a part of BlackRock. In this capacity, Mr. Keswani plays a leadership role in sourcing, evaluating, structuring, and executing private senior secured investments across a variety of industries. Prior to joining HPS in 2010, Mr. Keswani spent a majority of his career at BlackRock, where he was a part of the initial team that established, structured and capitalized BlackRock Capital Investment Corporation (NASDAQ: BKCC), a publicly traded private investment vehicle. Mr. Keswani is a CFA charterholder and holds a BSE, magna cum laude, from The Wharton School at the University of Pennsylvania.
Michael Fenstermacher, Managing Director, is a senior member of the investment team within BlackRock’s Private Financing Solution (PFS) platform. He is also Co-Head of North American Core Senior Lending at HPS, a part of BlackRock. In this capacity, Mr. Fenstermacher plays a leadership role in sourcing, evaluating, structuring, and executing private senior secured investments across a variety of industries. Prior to joining HPS in 2008, Mr. Fenstermacher was an Associate at JPMorgan’s Leveraged Finance Group, where he originated, underwrote and distributed high yield bonds and leveraged loans. During his four years with JPMorgan, Mr. Fenstermacher specialized in financial sponsor transactions. Prior to joining JPMorgan, Mr. Fenstermacher spent two years at Bank One as a Credit Analyst in the Automotive and Financial Institutions groups. Mr. Fenstermacher holds a BS from Indiana University.
Grishma Parekh, Managing Director, is a senior member of the investment team within BlackRock’s Private Financing Solutions (PFS) platform. She is also Co-Head of North American Core Senior Lending at HPS, a part of BlackRock, as well as the President of HPS Corporate Lending Fund, a non-traded BDC managed by HPS. In this capacity, Ms. Parekh plays a leadership role in sourcing, evaluating, structuring, and executing private senior secured investments across a variety of industries. Prior to joining HPS in 2020, Ms. Parekh spent over twelve years as a Partner and Managing Director at The Carlyle Group. During her tenure at The Carlyle Group, Ms. Parekh was a founding member of the Direct Lending platform, served as Head of Origination for Illiquid Credit, and was a member of the Investment Committee for the Direct Lending business. Prior to joining The Carlyle Group in 2007, Ms. Parekh was an Investment Banking Associate at JPMorgan where she was responsible for originating, structuring and executing high yield bond and leveraged loan transactions. Ms. Parekh holds a BS in Finance and Information Systems from the Stern School of Business at New York University.
Voting Members’ Potential Conflicts of Interest
Material conflicts of interest that may arise in connection with the Voting Members’ management of the Company’s investments, on the one hand, and the investments of the other advisor accounts, on the other. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which voting members have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may

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refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain voting members also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Cucunato, and Patterson and Ms. Puri may be managing funds or accounts that are subject to incentive fees. Messrs. Cucunato and Patterson and Ms. Puri may therefore be entitled to receive a portion of any incentive fees earned on such funds or accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Voting Members’ Compensation
The discussion below describes the Voting Members’ compensation as of September 19, 2025.
BlackRock’s financial arrangements with its Voting Members, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a performance-based discretionary bonus, and may also include participation in various benefits programs and/or one or more of the incentive compensation programs established by BlackRock.
Base compensation. Generally, Voting Members receive base compensation based on their position with the firm.
Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the Voting Member group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that Voting Member, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.
Discretionary incentive compensation is generally distributed to Voting Member in a combination of cash, deferred BlackRock, Inc. stock awards, deferred cash and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Voting Members receive their annual discretionary incentive compensation in the form of cash. Certain Voting Members whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a Voting Member for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term stockholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. Certain of the Voting Members of this Fund are eligible to receive deferred BlackRock, Inc. stock awards.
For certain Voting Members, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash or deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of Voting Member discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only Voting Members who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

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Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, certain Voting Members may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans - BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP).
The dollar range of equity securities in the Company beneficially owned at December 31, 2024, or as otherwise noted, by each person who is a Voting Member is as follows:

Rob DiPaolo	$1–$10,000
Jason Mehring	Over $100,000
Philip M. Tseng	Over $100,000
Dan Worrell	Over $100,000
Vikas Keswani*	None
Michael Fenstermacher*	None
Grishma Parekh*	None

*	Added as a Voting Member of the Investment Committee after December 31, 2024. The dollar range of equity securities above reflects beneficial ownership as of September 19, 2025.
Other Accounts Managed
The information below lists the number of other accounts for which each Voting Member was primarily responsible for the day-to-day management as of the fiscal year ended December 31, 2024, or as otherwise noted.

Name of Investment Committee Voting Member	Type of Accounts	Total No. of Other Assets (in millions)	Total Other Assets (in millions)	No. of Other Accounts where Advisory Fee is Based on Performance	Total Assets in Other Accounts where Advisory Fee is Based on Performance (in millions)
Philip M. Tseng	Registered Investment Companies:	3	$3,690	1	$3,690
	Other Pooled Investment Vehicles:	34	$ 14,962	33	$ 14,767
	Other Accounts:	9	$4,700	5	$2,452
Rob DiPaolo	Registered Investment Companies:	1	$2,785	1	$2,785
	Other Pooled Investment Vehicles:	18	$6,882	17	$6,686
	Other Accounts:	1	$1,000	1	$1,000
Jason Mehring	Registered Investment Companies:	1	$301	1	$301
	Other Pooled Investment Vehicles:	22	$ 13,032	22	$ 13,032
	Other Accounts:	9	$4,700	5	$2,452
Dan Worrell	Registered Investment Companies:	3	$3,690	3	$3,690
	Other Pooled Investment Vehicles:	34	$ 14,962	33	$ 14,767
	Other Accounts:	9	$4,700	5	$2,452
Vikas Keswani*	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0
Michael Fenstermacher*	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0
Grishma Parekh*	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0

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*	Added as a Voting Member of the Investment Committee after December 31, 2024. The information above reflects other accounts managed as of September 19, 2025.
Determination of Net Asset Value in Connection with Offerings
In connection with certain offerings of shares of our common stock, our board of directors or an authorized committee thereof may be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors or an authorized committee thereof will consider the following factors, among others, in making such determination:
•	the net asset value of our common stock most recently disclosed by us in the most recent periodic report that we filed with the SEC;
•
our Advisor’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of our common stock; and

•
the magnitude of the difference between (i) a value that our board of directors or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) net asset value of our common stock, which is based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our Advisor’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Moreover, if such a determination is required to be made and to the extent that there is even a remote possibility that we may issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made, our board of directors will elect either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value.
These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

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CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
To our knowledge as of September 22, 2025, there were no persons that owned more than 25% of our outstanding voting securities, and no person would be presumed to control us, as such term is defined in the 1940 Act.
Our Directors are divided into two groups - interested directors and independent directors. Interested directors are those who are “interested persons” of the Company, as defined in the 1940 Act.
The following table sets forth, as of September 22, 2025, certain ownership information with respect to the Company’s shares for those persons who may, insofar as is known to us, directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common shares and the beneficial ownership of each current Director and executive officers, and the executive officers and Directors as a group. As of September 22, 2025, all Directors and officers as a group owned less than 1% of the Company’s outstanding common shares.
Ownership information for those persons, if any, who own, control or hold the power to vote, 5% or more of our shares is based upon Schedule 13D or Schedule 13G filings by such persons with the SEC and other information obtained from such persons, if available. Such ownership information is as of the date of the applicable filing and may no longer be accurate.
Unless otherwise indicated, we believe that each person set forth in the table below has sole voting and investment power with respect to all shares of the Company he or she beneficially owns and has the same address as the Company. The Company’s address is 2951 28th Street, Suite 1000, Santa Monica, California 90405.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
5% or more holders
None
Interested Directors
Common Stock	Philip Tseng	38,587.047	*
Independent Directors
Common Stock	John R. Baron	8,404	*
Common Stock	Eric J. Draut	55,532	*
Common Stock	Karen L. Leets	8,000	*
Common Stock	Andrea L. Petro	11,823	*
Common Stock	Maureen K. Usifer	23,502	*
Executive Officers
Common Stock	Jason Mehring	22,441.56	*
Common Stock	Erik Cuellar	250	*
Common Stock	Charles C. S. Park	—	*
Common Stock	Diana Huffman	—	*
Common Stock	Patrick Wolfe	8,003	*
Common Stock	Dan Worrell	33,500	*

*	Represents less than 1%.

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The following table sets out the dollar range of our equity securities beneficially owned by each of our Directors as of September 19, 2025. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in the Company(1)
Interested Directors
Philip Tseng	Over $100,000
Independent Directors
John R. Baron	$50,001 - $100,000
Eric J. Draut	Over $100,000
Karen L. Leets	$50,001 - $100,000
Andrea L. Petro	$50,001 - $100,000
Maureen K. Usifer	Over $100,000

(1)	Dollar ranges are as follows: none, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, or over $100,000.

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DIVIDEND REINVESTMENT PLAN
On February 27, 2024, the board of directors approved a new dividend reinvestment plan (the “DRIP”) for the Company. The DRIP was effective as of, and will apply to the reinvestment of cash distributions with a record date after March 18, 2024. Under the DRIP, stockholders will automatically receive cash dividends and distributions unless they “opt in” to the DRIP and elect to have their dividends and distributions reinvested in additional shares of the Company’s common stock. Notwithstanding the foregoing, the former shareholders of BCIC that participated in the BCIC dividend reinvestment plan at the time of the 2024 Merger have been automatically enrolled in the Company’s DRIP and will have their shares reinvested in additional shares of the Company’s common stock on future distributions, unless they “opt out” of the DRIP.
To “opt in” or “opt out” of the DRIP, as applicable, shareholders must notify Computershare Trust Company, N.A., the plan administrator, in writing at the address provided below so that notice is received by the plan administrator prior to the record date for a distribution. The plan administrator will then automatically reinvest any dividends in additional shares of our common stock. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has elected to participate in the plan and may hold such shares in non-certificated form under the plan administrator’s name or that of its nominee. The number of shares to be issued to a stockholder participating in the plan will be calculated by reference to all shares of common stock owned by such stockholder, whether held in such stockholder’s plan account or elsewhere. The plan administrator will confirm to each participant each acquisition made for such participant pursuant to the plan as soon as practicable after the date thereof; provided all shares have been purchased. Upon request by a stockholder participating in the plan received in writing no later than the record date, the plan administrator will, instead of crediting shares to and/or carrying shares in the participant’s account, issue, without charge to the participant, a Direct Registration Shares (“DRS”) statement registered in the participant’s name for the number of whole shares of our common stock payable to the participant and a check for any fractional shares less any applicable fees. Although each participant may from time to time have an undivided fractional interest (computed to six decimal places) in a share of our common stock, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each participant’s account.
The plan administrator will acquire newly issued shares of our common stock on behalf of participants if, on the distribution payment date, the closing market price per share of our common stock on the Nasdaq Global Select Market (or if no sale is reported for such date, the midpoint of the reported bid and asked prices) plus estimated per share fees and brokerage commissions (for these purposes, the “market price”), is greater than the most recently published net asset value per share of our common stock. The number of newly issued shares of common stock to be credited to a participant’s account will be determined by dividing the dollar amount of the distribution otherwise payable to the participant by the greater of (i) the net asset value per share or (ii) 95% of the market price on the distribution payment date. Unless otherwise instructed by the Company, the plan administrator will acquire common stock on behalf of participants through open-market purchases if, on the distribution payment date, the market price is less than the most recently published net asset value per share. In such event, the plan administrator will have until the earlier of the last business day before the next date on which our common stock trades on an “ex-distribution” basis or 30 days after the distribution payment date (such date, the “last purchase date”), to invest the distribution amount in common stock acquired in open-market purchases. If shares are purchased in the open market with respect to a distribution, the number of shares to be credited to a participant’s account shall be determined by dividing the dollar amount of the cash distribution otherwise payable to the participant by the weighted average market price per share for all common stock purchased by the plan administrator in the open market. If the plan administrator is unable to invest the full distribution amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the plan administrator may cease making open-market purchases and may use any uninvested portion to acquire newly-issued shares.
There will be no brokerage charges to stockholders with respect to shares of common stock issued directly by us. However, each participant will pay the brokerage commissions incurred in connection with open-market purchases. The plan administrator’s fees and expenses under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $2.50 transaction fee plus a $0.15 per share brokerage commissions from the proceeds. If you have shares held through a broker, you should contact your broker to participate in the plan.
Stockholders who receive dividends in the form of stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining

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gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for U.S. federal income tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.
Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.computershare.com/investor, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at Computershare Trust Company, N.A., P.O. Box 43006, Providence, RI 02940-3006 or by calling the plan administrator at (800) 699-1236. Such termination will be effective immediately if the participant’s notice is received by the plan administrator prior to any distribution record date; otherwise, such termination will be effective only with respect to any subsequent distribution.
The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at Wells Fargo Bank, National Association, P.O. Box 64856, St. Paul, MN 55164-0856 or by telephone at (800) 468-9716.
The plan administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under the plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the plan administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.
For the year ended December 31, 2024, approximately $2.3 million of cash distributions were reinvested for electing participants through purchase of shares in the open market in accordance with the terms of the DRIP.

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DESCRIPTION OF OUR CAPITAL STOCK
The following description is based on relevant portions of the Delaware General Corporation Law, our charter and bylaws and the 1940 Act. This summary is not complete, and we refer you to the Delaware General Corporation Law, our charter and bylaws and the 1940 Act for a more detailed description of the provisions summarized below.
General
Under the terms of our certificate of incorporation, our authorized stock consists of 200,000,000 shares of common stock, par value $0.001 per share, and 100,000,000 shares of preferred stock, par value $0.001 per share. We will only offer shares of our common stock under this prospectus. When we offer shares of our common stock under this prospectus, we will issue an appropriate prospectus supplement. Our common stock is traded on The Nasdaq Global Select Market under the ticker symbol “TCPC.” There are currently no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations.
The following are our outstanding classes of securities as of September 22, 2025:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under(3)
Common Stock	200,000,000	—	85,031,531
Preferred Stock	100,000,000	—	—

Common stock
Under the terms of our certificate of incorporation, holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Holders of a plurality of the votes of the shares present in person or represented by proxy at the meeting to elect directors and entitled to vote on the election of directors may elect all of the directors standing for election. Holders of common stock are entitled to receive proportionately any dividends declared by our board of directors, subject to any preferential dividend rights of outstanding preferred stock. Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future. In addition, holders of our common stock may participate in our dividend reinvestment plan. Our common stock is junior to our indebtedness and other liabilities.
Preferred stock
Under the terms of our certificate of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that immediately after issuance and before any distribution is made with respect to common stock, we meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock, of at least 150%, and the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are unpaid in an amount equal to two full years of dividends on the preferred stock until all arrears are cured. The features of the preferred stock will be further limited by the requirements applicable to regulated investment companies under the Code. The purpose of authorizing our board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with providing leverage for our investment program, possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

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Long-Term Debt
We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage ratio, as defined in the 1940 Act, is at least equal to 150% immediately after each such issuance. In addition, while any publicly traded debt securities are outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage.
Delaware law and certain charter and bylaw provisions; anti-takeover measures
Our certificate of incorporation and bylaws, together with the rules of The Nasdaq Global Select Market, provide that:
•	the board of directors be organized in a single class with all directors standing for election each year
•	directors may be removed by the affirmative vote of the holders of 75% of the then outstanding shares of our capital stock entitled to vote; and
•
subject to the rights of any holders of preferred stock, any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote of a majority of the directors then in office.

Our certificate of incorporation also provides that special meetings of the stockholders may only be called by our board of directors, Chairman, Vice-Chairman (if any), Chief Executive Officer or President.
Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Our certificate of incorporation permits our board of directors to amend or repeal the by-laws or adopt new by-laws at any time. Stockholders may amend or repeal the by-laws or adopt new by-laws with the affirmative vote of 80% of the then outstanding shares.
Limitations of liability and indemnification
Under our certificate of incorporation, we fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding by reason of the fact that such person is or was one of our directors or officers; provided, however, that, except for proceedings to enforce rights to indemnification, we will not be obligated to indemnify any director or officer in connection with a proceeding initiated by such person unless such proceeding was authorized or consented to by our board of directors. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.
We have obtained liability insurance for our officers and directors.
Anti-takeover provisions
Our certificate of incorporation includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of us or to change the composition of our board of directors. This could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operation. A director may be removed from office only for cause by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective director.
In addition, our certificate of incorporation requires the favorable vote of a majority of our board of directors followed by the favorable vote of the holders of at least 80% of our outstanding shares of each affected class or series, voting separately as a class or series, to approve, adopt or authorize certain transactions with 10% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of our directors,

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in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) will be required. For purposes of these provisions, a 10% or greater holder of a class or series of shares, or a principal stockholder, refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 10% or more of the outstanding shares of our voting securities.
The 10% holder transactions subject to these special approval requirements are: the merger or consolidation of us or any subsidiary of ours with or into any principal stockholder; the issuance of any of our securities to any principal stockholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of all or any substantial part of our assets to any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to us or any subsidiary of ours, in exchange for our securities, of any assets of any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.
To convert us to a closed-end or open-end investment company, to merge or consolidate us with any entity or sell all or substantially all of our assets to any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same anti-takeover provisions as are provided in our certificate of incorporation or to liquidate and dissolve us other than in connection with a qualifying merger, consolidation or sale of assets or to amend certain of the provisions relating to these matters, our certificate of incorporation requires either (i) the favorable vote of a majority of our continuing directors followed by the favorable vote of the holders of a majority of our then outstanding shares of each affected class or series of our shares, voting separately as a class or series or (ii) the favorable vote of at least 80% of the then outstanding shares of our capital stock, voting together as a single class. As part of any such conversion to an open-end investment company, substantially all of our investment policies and strategies and portfolio would have to be modified to assure the degree of portfolio liquidity required for open-end investment companies. In the event of our conversion to an open-end investment company, the common stock would cease to be listed on any national securities exchange or market system. Stockholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. You should assume that it is not likely that our board of directors would vote to convert us to an open-end fund.
The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of a majority of the outstanding shares and 67% of a quorum of a majority of the outstanding shares. For the purposes of calculating “a majority of the outstanding voting securities” under our certificate of incorporation, each class and series of our shares will vote together as a single class, except to the extent required by the 1940 Act or our certificate of incorporation, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

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DESCRIPTION OF OUR PREFERRED STOCK
In addition to shares of common stock, our charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more series, without stockholder approval. Our board of directors is authorized to fix for any series of preferred stock the number of shares of such series and the designation, relative powers, preferences and rights, and the qualifications, limitations, or restrictions of such series; except that, such an issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law.
The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 66 2/3% of our total assets (taking into account such distribution) and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more.
For any series of preferred stock that we may issue, our board of directors will determine and the prospectus supplement relating to such series will describe:
•	the designation and number of shares of such series;
•
the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, the cumulative nature of such dividends and whether such dividends have any participating feature;

•	any provisions relating to convertibility or exchangeability of the shares of such series;
•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;
•	the voting powers of the holders of shares of such series;
•	any provisions relating to the redemption of the shares of such series;
•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;
•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;
•	if applicable, a discussion of certain U.S. Federal income tax considerations; and
•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.
All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends thereon will be cumulative.

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DESCRIPTION OF OUR DEBT SECURITIES
We currently have $325.0 million in senior unsecured notes issued by the Company maturing in 2026, and $325.0 million in unsecured notes issued by the Company maturing in 2029. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series. The description below is a summary with respect to future debt securities we may issue and not a summary of our existing debt securities.
We may issue additional debt securities in one or more series in the future which, if publicly offered, will be under an indenture to be entered into between us and a trustee. The specific terms of each series of debt securities we publicly offer will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series. The description below is a summary with respect to future debt securities we may issue.
As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” The indenture is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default - Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.
This section includes a description of the material terms and provisions of the indenture. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available and the applicable prospectus supplement for such debt offering will define the material terms and provisions of such supplemental indenture. We have filed the form of the indenture with the SEC. See “Incorporation by Reference” and “Additional Information” for information on how to obtain a copy of the indenture.
The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:
•	the designation or title of the series of debt securities;
•	the total principal amount of the series of debt securities;
•	the percentage of the principal amount at which the series of debt securities will be offered;
•	the date or dates on which principal will be payable;
•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•	the terms for redemption, extension or early repayment, if any;
•	the currencies in which the series of debt securities are issued and payable;
•
whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to The City of New York, of payment, transfer, conversion and/or exchange of the debt securities;
•	the denominations in which the offered debt securities will be issued;
•	the provision for any sinking fund;
•	any restrictive covenants;

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•	any events of default;
•	whether the series of debt securities are issuable in certificated form;
•	any provisions for defeasance or covenant defeasance;
•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;
•
whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•	whether the debt securities are subject to subordination and the terms of such subordination;
•	the listing, if any, on a securities exchange; and
•	any other terms.
The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 150% after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.
General
The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.
For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.
The indenture limits the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.
The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt.
We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.
We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.
Conversion and Exchange
If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt

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securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.
Issuance of Securities in Registered Form
We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.
Book-Entry Holders
We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.
Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.
As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.
Street Name Holders
In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.
For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.
Legal Holders
Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.
For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

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When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.
Special Considerations for Indirect Holders
If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:
•	how it handles securities payments and notices,
•	whether it imposes fees or charges,
•	how it would handle a request for the holders’ consent, if ever required,
•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,
•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and
•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.
Global Securities
As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.
Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The Depository Trust Company (“DTC”), New York, NY, will act as securities depository for the debt securities. The debt securities will be issued as fully-registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC. If, however, the aggregate principal amount of any issue exceeds $500 million, one certificate will be issued with respect to each $500 million of principal amount, and an additional certificate will be issued with respect to any remaining principal amount of such issue.
DTC, the world’s largest securities depository, is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).
DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has a Standard & Poor’s rating of AA+. The DTC Rules applicable to its Participants are on file with the SEC. More information about DTC can be found at www.dtcc.com.
Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each

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security (“Beneficial Owner”) is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.
To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co., or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.
Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.
Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.
Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).
Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC or its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.
DTC may discontinue providing its services as depository with respect to the debt securities at any time by giving reasonable notice to us or the trustee. Under such circumstances, in the event that a successor depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.
The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.
A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated”. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

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Special Considerations for Global Securities
As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.
If debt securities are issued only in the form of a global security, an investor should be aware of the following:
•
An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

•
An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.

•	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.
•
An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

•
The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

•	If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.
•
An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.

•
DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

•
Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated
In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “Issuance of Securities in Registered Form” above.
The special situations for termination of a global security are as follows:
•
if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security, and we do not appoint another institution to act as depositary within 60 days,

•	if we notify the trustee that we wish to terminate that global security, or
•	if an event of default has occurred with regard to the debt securities represented by that global security and has not been cured or waived; we discuss defaults later under “Events of Default.”

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The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.
Payment and Paying Agents
We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”
Payments on Global Securities
We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “- Special Considerations for Global Securities.”
Payments on Certificated Securities
We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.
Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.
Payment When Offices Are Closed
If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.
Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.
Events of Default
You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.
The term “Event of Default” in respect of the debt securities of your series means any of the following:
•	We do not pay the principal of, or any premium on, a debt security of the series on its due date.
•	We do not pay interest on a debt security of the series within 30 days of its due date.

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•	We do not deposit any sinking fund payment in respect of debt securities of the series on its due date.
•
We remain in breach of a covenant in respect of debt securities of the series for 90 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur.
•	Any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.
An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.
Remedies if an Event of Default Occurs
If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series under certain circumstances.
Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). (Section 315 of the Trust Indenture Act of 1939) If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.
Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:
•	You must give your trustee written notice that an Event of Default has occurred and remains uncured.
•
The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.

•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.
•	The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.
•	However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.
•	Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:
•	the payment of principal, any premium or interest or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.
Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.
Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities or else specifying any default.

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Merger or Consolidation
Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:
•	Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.
•
The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded.

•
Under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (i) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture without equally and ratably securing the indenture securities or (ii) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance.

•	We must deliver certain certificates and documents to the trustee.
•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.
Modification or Waiver
There are three types of changes we can make to the indenture and the debt securities issued thereunder.
Changes Requiring Your Approval
First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:
•	change the stated maturity of the principal of, or interest on, a debt security;
•	reduce any amounts due on a debt security;
•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;
•	adversely affect any right of repayment at the holder’s option;
•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;
•	impair your right to sue for payment;
•	adversely affect any right to convert or exchange a debt security in accordance with its terms;
•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;
•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
•
modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

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Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.
Changes Requiring Majority Approval
Any other change to the indenture and the debt securities would require the following approval:
•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.
•
If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.
The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “- Changes Requiring Your Approval.”
Further Details Concerning Voting
When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:
•
For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

•	For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.
•	For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.
Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance - Full Defeasance.”
We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.
Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.
Defeasance
The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

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Covenant Defeasance
Under current United States federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. In order to achieve covenant defeasance, we must do the following:
•
If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•
We must deliver to the trustee a legal opinion of our counsel confirming that, under current United States federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

•
We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

Full Defeasance
If there is a change in United States federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:
•
If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•
We must deliver to the trustee a legal opinion confirming that there has been a change in current United States federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current United States federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

•
We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

Form, Exchange and Transfer of Certificated Registered Securities
If registered debt securities cease to be issued in book-entry form, they will be issued:
•	only in fully registered certificated form, and
•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.
Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.
Holders may exchange or transfer their certificated securities at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.
Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

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If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.
If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.
If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.
Resignation of Trustee
Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.
Indenture Provisions - Subordination
Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.
In the event that, notwithstanding the foregoing, any payment or distribution of our assets by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, such payment or distribution (whether received by the trustee or any holders of subordinated debt securities) must be paid over, upon written notice to the Trustee, to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.
By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.
Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:
•
our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.
If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date. The debt securities of the Company, as applicable, will rank

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structurally junior to all existing and future indebtedness (including trade payables) and preferred interest of its subsidiaries, financing vehicles or similar entities. For example, the holders of unsecured indebtedness of SVCP would be entitled to payment of current interest and principal, if any, prior to even secured indebtedness of the Company being entitled to any payment out of the assets of SVCP.
The Trustee under the Indenture
U.S. Bank National Association has been approved by our board of directors to serve as trustee under the indenture.
Certain Considerations Relating to Foreign Currencies
Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

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DESCRIPTION OF OUR SUBSCRIPTION RIGHTS
General
We may issue subscription rights to the holders of the class of securities to whom the subscription rights are being distributed, or the holders to purchase our Securities. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to the holders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to the holders on the record date that we set for receiving subscription rights in such subscription rights offering.
The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:
•
the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title of such subscription rights;
•	the exercise price for such subscription rights (or method of calculation thereof);
•
the ratio of the offering (which, in the case of transferable rights issued to holders of our common stock to acquire shares of common stock, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number of such subscription rights issued to each holder;
•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;
•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;
•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);
•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;
•	any termination right we may have in connection with such subscription rights offering; and
•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.
Exercise of Subscription Rights
Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of our Securities at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.
Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the Securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

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DESCRIPTION OF OUR WARRANTS
The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.
We may issue warrants to purchase shares of our common stock, preferred stock or debt securities from time to time. Such warrants may be issued independently or together with one of our Securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.
A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:
•	the title of such warrants;
•	the aggregate number of such warrants;
•	the price or prices at which such warrants will be issued;
•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•	the number of shares of common stock, preferred stock or debt securities issuable upon exercise of such warrants;
•
the price at which and the currency or currencies, including composite currencies, in which the shares of common stock, preferred stock or debt securities purchasable upon exercise of such warrants may be purchased;

•	the date on which the right to exercise such warrants will commence and the date on which such right will expire;
•	whether such warrants will be issued in registered form or bearer form;
•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;
•	if applicable, the number of such warrants issued with each share of common stock, preferred stock or debt securities;
•	if applicable, the date on and after which such warrants and the related shares of common stock, preferred stock or debt securities will be separately transferable;
•	information with respect to book-entry procedures, if any;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.
We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.
Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in our best interests and the best interest of our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

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U.S. FEDERAL INCOME TAX MATTERS
The following is a summary of U.S. federal income tax considerations generally applicable to a stockholder who purchases our common stock pursuant to a future offering under this prospectus. This summary is subject to change by legislative or administrative action, and any change may be retroactive. The discussion does not purport to deal with all of the U.S. federal income tax consequences applicable to us, or which may be important to particular stockholders in light of their individual investment circumstances or to some types of stockholders subject to special tax rules, such as stockholders subject to the alternative minimum tax, financial institutions, broker-dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding our common stock in connection with a hedging, straddle, conversion or other integrated transaction, persons subject to special rates of withholding or other U.S. taxation, persons that own (actually or constructively) more than 5% of any class of our stock, persons engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens or stockholders who contribute assets to us in exchange for our shares. This discussion assumes that the stockholders hold their common stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal income tax aspects affecting us and our stockholders, and the discussion set forth herein does not constitute tax advice. No ruling has been or will be sought from the Internal Revenue Service (the “IRS”) regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below.
The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in us.
The discussion does not discuss the consequences of an investment in shares of preferred stock, debt securities, subscription rights to purchase our securities or warrants representing rights to purchase our securities. The tax consequences of such an investment will be discussed in a relevant prospectus supplement.
Taxation of the company
We have elected, and we intend to continue, to qualify to be taxed as a RIC under the Code. To continue to qualify as a RIC, we must, among other things, (a) derive in each taxable year at least 90% of our gross income from dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gain from options, futures and forward contracts) derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership” (a “QPTP”); and (b) diversify our holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the market value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of our total assets is invested in the securities (other than U.S. Government securities and the securities of other RICs) (A) of any issuer, (B) of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or (C) of one or more QPTPs. We may generate certain income that might not qualify as good income for purposes of the 90% annual gross income requirement described above. We will monitor our transactions to endeavor to prevent our disqualification as a RIC.
For purposes of determining whether we satisfy the 90% gross income test described in clause (a) above, the character of our distributive share of items of income, gain and loss derived through any subsidiary or investment that is classified as a partnership for U.S. federal income tax purposes (other than a QPTP) generally will be determined as if we realized such tax items directly. Similarly, for purposes of determining whether we satisfy the asset diversification test described in clause (b) above, we generally intend to “look through” any subsidiary or investment that is classified as a partnership for U.S. federal income tax purposes (other than a QPTP).
If we fail to satisfy the 90% annual gross income requirement or the asset diversification requirements discussed above in any taxable year, we may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the asset diversification requirements where we correct

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the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of our income would be subject to corporate-level U.S. federal income tax as described below. We cannot provide assurance that we would qualify for any such relief should we fail the 90% annual gross income requirement or the asset diversification requirements discussed above.
As a RIC, in any taxable year with respect to which we timely distribute at least 90% of the sum of our (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions) (the “Annual Distribution Requirement”), we (but not our stockholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gain (generally, net long-term capital gain in excess of short-term capital loss) that we distribute to our stockholders. We intend to distribute annually all or substantially all of such income on a timely basis. To the extent that we retain our net capital gain for investment or any investment company taxable income, we will be subject to U.S. federal income tax at regular corporate income tax rates. We may choose to retain our net capital gains for investment or any investment company taxable income, and pay the associated U.S. federal corporate income tax, including the U.S. federal excise tax described below.
We will be dependent on SVCP, TCPC Funding, TCPC Funding II, the SBIC and Merger Sub for cash distributions to enable us to meet the Annual Distribution Requirements. The SBIC may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for the SBIC to make certain distributions to maintain our RIC status. If the SBIC is unable to obtain a waiver, compliance with the SBA regulations may cause us to fail to meet the Annual Distribution Requirement, which would cause us to fail to qualify as a RIC and would subject us to tax at regular corporate rates, as discussed below.
Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax payable by us. To avoid this tax, we must distribute (or be deemed to have distributed) during each calendar year an amount equal to the sum of:
(1)	at least 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year;
(2)
at least 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year); and

(3)	certain undistributed amounts from previous years on which we paid no U.S. federal income tax.
While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.
If, in any particular taxable year, we do not satisfy the Annual Distribution Requirement or otherwise were to fail to qualify as a RIC (for example, because we fail the 90% annual gross income requirement described above), and relief is not available as discussed above, all of our taxable income (including our net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and distributions generally will be taxable to the stockholders as ordinary dividends to the extent of our current and accumulated earnings and profits.
We may decide to be taxed as a regular corporation even if we would otherwise qualify as a RIC if we determine that treatment as a corporation for a particular year would be in our best interests. Except as otherwise expressly indicated, the remainder of this discussion assumes we will continue to qualify as a RIC.
As a RIC, we are permitted to carry forward a net capital loss realized in a taxable year to offset our capital gain, if any, realized in future years. If future capital gain is offset by carried forward capital losses, such future capital gain is not subject to corporate-level U.S. federal income tax, regardless of whether they are distributed to stockholders. Accordingly, we do not expect to distribute any such offsetting capital gain. A RIC cannot carry back or carry forward any net operating losses. Our capital losses may be (or may become) subject to limitations on deductibility.

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Company investments
Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as “good income” for purposes of the 90% annual gross income requirement described above. We will monitor our transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of us as a RIC.
Investments we make in securities issued at a discount or providing for deferred interest or PIK interest are subject to special tax rules that will affect the amount, timing and character of distributions to stockholders. For example, with respect to securities issued at a discount, we will generally be required to accrue daily as income a portion of the discount and to distribute such income on a timely basis each year to maintain our qualification as a RIC and to avoid U.S. federal income and excise taxes. Since in certain circumstances we may recognize income before or without receiving cash representing such income, we may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding U.S. federal income and excise taxes. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thereby be subject to corporate-level income tax.
Furthermore, a portfolio company in which we invest may face financial difficulty that requires us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring may result in unusable capital losses and future non-cash income. Any such restructuring may also result in our recognition of a substantial amount of non-qualifying income for purposes of the 90% gross income requirement or our receiving assets that would not count toward the asset diversification requirements.
Gain or loss recognized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.
In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. Stockholders will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to foreign taxes paid by us.
If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Our ability to make either election will depend on factors beyond our control. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.
Our functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

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If we borrow money, we may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Limits on our payment of dividends may prevent us from meeting the Annual Distribution Requirement, and may, therefore, jeopardize our qualification for taxation as a RIC, or subject us to the 4% excise tax.
Even if we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements, under the Investment Company Act, we are not permitted to make distributions to our stockholders while our debt obligations and senior securities are outstanding unless certain “asset coverage” tests are met. This may also jeopardize our qualification for taxation as a RIC or subject us to the 4% excise tax.
Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and (2) other requirements relating to our status as a RIC, including the asset diversification requirements. If we dispose of assets to meet the Annual Distribution Requirement, the asset diversification requirements, or the 4% excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
Some of the income that we might otherwise earn, such as lease income, management fees, or income recognized in a work-out or restructuring of a portfolio investment, may not satisfy the 90% gross income requirement. To manage the risk that such income might disqualify us as a RIC for a failure to satisfy the 90% gross income requirement, one or more of our subsidiaries treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the yield to investors on such income and fees.
Taxation of U.S. stockholders
For purposes of this discussion, a “U.S. stockholder” (or in this section, a “stockholder”) is a holder or a beneficial holder of shares which is for U.S. federal income tax purposes (1) an individual who is a citizen or resident of the United States, (2) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any State thereof, or the District of Columbia, (3) an estate whose income is subject to U.S. federal income tax regardless of its source, or (4) a trust if (a) a U.S. court is able to exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes. If a partnership or other entity or arrangement classified as a partnership for U.S. tax purposes holds the shares, the tax treatment of the partnership and each partner generally will depend on the activities of the partnership and the activities of the partner. Partnerships acquiring shares, and partners in such partnerships, should consult their own tax advisors. Prospective investors that are not U.S. stockholders should refer to the section “Non-U.S. Stockholders” below and are urged to consult their tax advisors with respect to the U.S. federal income tax consequences of an investment in our shares, including the potential application of U.S. withholding taxes.
Distributions we pay to you from our ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to hereinafter as “ordinary income dividends”) are generally taxable to you as ordinary income to the extent of our earnings and profits. Distributions made to you from an excess of net long-term capital gain over net short-term capital loss (“capital gain dividends”), including capital gain dividends credited to you but retained by us, are taxable to you as long-term capital gain if they have been properly reported by us, regardless of the length of time you have owned our shares. For non-corporate stockholders, long-term capital gains are currently taxed at preferential rates. Generally, following the end of each taxable year, you will be provided with a written notice of the amount of any ordinary income dividends and capital gain dividends or other distributions. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of your shares and, after the adjusted tax basis is reduced to zero, will constitute capital gain to you (assuming the shares are held as a capital asset).
In the event that we retain any net capital gain, we may designate the retained amounts as undistributed capital gain in a notice to our stockholders. If a designation is made, stockholders would include in income, as long-term capital gain, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate tax paid by us. A stockholder that is not subject to U.S. federal income tax or otherwise is not required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In addition, the tax basis of shares owned by a stockholder would be increased by an amount equal to the difference between (i) the amount included in the stockholder’s income as long-term capital gain and (ii) the stockholder’s proportionate share of the corporate tax paid by us.

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Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of our common stock. We have the ability to declare a large portion of a dividend in shares of our stock. Under current guidance, as long as 20% of such dividend is available to be paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our stockholders will be taxed on 100% of the dividend in the same manner as a cash dividend, even though most of the dividend was paid in shares of our stock.
If we pay you a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the dividend was declared.
A stockholder will recognize gain or loss on the sale or exchange of our common stock in an amount equal to the difference between the stockholder’s adjusted basis in the shares sold or exchanged and the amount realized on their disposition. Generally, gain recognized by a stockholder on the sale or other disposition of our common stock will result in capital gain or loss to you, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of our shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of our shares will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.
Noncorporate stockholders with income in excess of certain thresholds are, in general, subject to an additional tax on their “net investment income,” which ordinarily includes taxable distributions from us and taxable gain on the disposition of our common stock.
Under U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Stockholders should consult their tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our shares.
Taxation of non-U.S. stockholders
The following discussion only applies to non-U.S. stockholders. A “non-U.S. stockholder” is a holder, other than a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes), that is not a U.S. stockholder for U.S. federal income tax purposes. Whether an investment in the shares is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our shares.
Distributions of ordinary income dividends to non-U.S. stockholders, subject to the discussion below, will generally be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. Different tax consequences may result if the non-U.S. stockholder is engaged in a trade or business in the United States (and, if an income tax treaty applies, if the distributions are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States). Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.
Actual or deemed distributions of our net capital gain to a non-U.S. stockholder, and gain recognized by a non-U.S. stockholder upon the sale of our common stock, generally will not be subject to U.S. federal withholding tax and will

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not be subject to U.S. federal income tax unless the distributions or gain, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States) or, in the case of an individual, the individual is present in the United States for 183 days or more during a taxable year and certain other conditions are met.
Under certain legislation, no U.S. source withholding taxes will generally be imposed on dividends paid by RICs to non-U.S. stockholders to the extent the dividends are properly reported as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. stockholder, and that satisfy certain other requirements. No assurance can be given that we will distribute any interest-related or short-term capital gain dividends.
If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder is not otherwise required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed) and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business (or, where an applicable treaty applies, are attributable to a permanent establishment in the United States) may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in the shares may not be appropriate for certain non-U.S. stockholders.
Certain provisions of the Code referred to as “FATCA” require withholding at a rate of 30% on dividends in respect of our common stock held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Treasury to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution to the extent such interests or accounts are held by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which our common stock is held will affect the determination of whether such withholding is required. Similarly, dividends in respect of our common stock held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exemptions will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which we will in turn provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. We will not pay any additional amounts to stockholders in respect of any amounts withheld. Stockholders are encouraged to consult their tax advisors regarding the possible implications of the legislation on their investment in our common stock.
Failure to Qualify as a RIC
If we were unable to qualify for treatment as a RIC, and relief is not available as discussed above, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders nor would we be required to make distributions for tax purposes. Distributions would generally be taxable to our stockholders as ordinary dividend income (eligible for reduced maximum rates in the case of individual stockholders, subject to certain holding period and other requirements) to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. stockholders would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we were to fail to meet the RIC requirements for more than two consecutive years and then to seek to requalify as a RIC, we would be required to either recognize gain to the extent of any unrealized appreciation in our assets or pay corporate level tax on any such unrealized appreciation recognized during the succeeding five-year period.

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PLAN OF DISTRIBUTION
The Company may offer and sell from time to time, in one or more offerings or series, together or separately, our Securities under this Prospectus and any related Prospectus Supplement (1) directly to one or more purchases, including existing shareholders in a Rights offering; (2) through agents; (3) through underwriters; (4) through dealers; or (5) pursuant to the Trust’s dividend reinvestment plan. Each Prospectus supplement relating to an offering of securities will state the terms of the offering, including:
•	the names of any agents, underwriters or dealers;
•	the purchase price; and
•	any fee, commission or discount arrangement between us and our agents, underwriters or dealers.
Direct Sales
The Company may sell Securities directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act for any resales of the securities. In this case, no underwriters or agents would be involved. The Company may use electronic media, including the Internet, to sell offered securities directly. The Company will describe the terms of any of those sales in a prospectus supplement.
By Agents
The Company may offer Securities through agents that the Company may designate. The Company will name any agent involved in the offer and sale and describe any commissions payable by the Company in the prospectus supplement. Unless otherwise indicated in the prospectus supplement, the agents will be acting on a best efforts basis for the period of their appointment.
By Underwriters
The Company may offer and sell Securities from time to time to one or more underwriters who would purchase the Securities as principal for resale to the public, either on a firm commitment or best efforts basis. If the Company sells Securities to underwriters, the Company will execute an underwriting agreement with them at the time of the sale and will name them in the prospectus supplement. In connection with these sales, the underwriters may be deemed to have received compensation from the Company in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of Securities for whom they may act as agent. Unless otherwise stated in the prospectus supplement, the underwriters will not be obligated to purchase the Securities unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the Securities, they will be required to purchase all of the offered Securities. The underwriters may sell the offered Securities to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.
By Dealers
The Company may offer and sell Securities from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered Securities to the public at fixed or varying prices to be determined by those dealers at the time of resale. The Company will set forth the names of the dealers and the terms of the transaction in the prospectus supplement.

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CONFLICTS OF INTEREST
Certain activities of BlackRock, Inc., the Advisor and the other subsidiaries of BlackRock, Inc. (collectively referred to in this section as “BlackRock”) and their respective directors, officers or employees, with respect to the Company and/or other accounts managed by BlackRock, may give rise to actual or perceived conflicts of interest such as those described below.
BlackRock is one of the world’s largest asset management firms. BlackRock, its subsidiaries and their respective directors, officers and employees, including the business units or entities and personnel who may be involved in the investment activities and business operations of the Company, are engaged worldwide in businesses, including managing equities, fixed-income securities, cash and alternative investments, and other financial services, and have interests other than that of managing the Company. These are considerations of which investors in the Company should be aware, and which may cause conflicts of interest that could disadvantage the Company and its stockholders. These businesses and interests include potential multiple advisory, transactional, financial and other relationships with, or interests in companies and interests in securities or other instruments that may be purchased or sold by the Company.
BlackRock has proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Company and/or that engage in transactions in the same types of securities, currencies and instruments as the Company. BlackRock is also a major participant in the global currency, equities, swap and fixed-income markets, in each case, for the accounts of clients and, in some cases, on a proprietary basis. As such, BlackRock is or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Company invests.
Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Company invests, which could have an adverse impact on the Company’s performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the Company’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Company.
In addition, the portfolio holdings of certain BlackRock-advised investment vehicles managed in an identical or substantially similar manner as certain funds are made publicly available on a more timely basis than the applicable fund. In some cases, such portfolio holdings are made publicly available on a daily basis. While not expected, it is possible that a recipient of portfolio holdings information for such an investment vehicle could cause harm to the fund that is managed in an identical or substantially similar manner, including by trading ahead of or against such fund based on the information received.
When BlackRock seeks to purchase or sell the same assets for client accounts, including the Company, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Company. In addition, transactions in investments by one or more other accounts managed by BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Company, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur with respect to BlackRock-advised accounts when investment decisions regarding the Company are based on research or other information that is also used to support decisions for other accounts. When BlackRock implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Company, market impact, liquidity constraints, or other factors could result in the Company receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Company could otherwise be disadvantaged. BlackRock may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Company to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
Conflicts may also arise because portfolio decisions regarding the Company may benefit other accounts managed by BlackRock. For example, the sale of a long position or establishment of a short position by the Company may impair the price of the same security sold short by (and therefore benefit) BlackRock or its other accounts or funds, and the purchase of a security or covering of a short position in a security by the Company may increase the price of the same security held by (and therefore benefit) BlackRock or its other accounts or funds.
BlackRock, on behalf of other client accounts, on the one hand, and the Company, on the other hand, may invest in or extend credit to different parts of the capital structure of a single issuer. BlackRock may pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of other clients with respect to an issuer in which the Company has invested, and such actions (or refraining from

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action) may have a material adverse effect on the Company. In situations in which clients of BlackRock (including the Company) hold positions in multiple parts of the capital structure of an issuer, BlackRock may not pursue certain actions or remedies that may be available to the Company, as a result of legal and regulatory requirements or otherwise. BlackRock addresses these and other potential conflicts of interest based on the facts and circumstances of particular situations. For example, BlackRock may determine to rely on information barriers between different business units or portfolio management teams. BlackRock may also determine to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of the Company.
In addition, to the extent permitted by applicable law, the Company may invest its assets in other funds advised by BlackRock, including funds that are managed by one or more of the same Voting Members of the Advisor’s Investment Committee, which could result in conflicts of interest relating to asset allocation, timing of Company purchases and redemptions, and increased remuneration and profitability for BlackRock and/or its personnel, including Voting Members of the Advisor’s Investment Committee.
Third parties, including service providers to BlackRock or the Company, may sponsor events (including, but not limited to, marketing and promotional activities and presentations, educational training programs and conferences) for registered representatives, other professionals and individual investors. There is a potential conflict of interest as such sponsorships may defray the costs of such activities to BlackRock, and may provide an incentive to BlackRock to retain such third parties to provide services to the Company.
In certain circumstances, BlackRock, on behalf of the Company, may seek to buy from or sell securities to another fund or account advised by BlackRock. BlackRock may (but is not required to) effect purchases and sales between BlackRock clients (“cross trades”), including the Company, if BlackRock believes such transactions are appropriate based on each party’s investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BlackRock’s decision to engage in these transactions for the Company. BlackRock may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.
BlackRock and its clients may pursue or enforce rights with respect to an issuer in which the Company has invested, and those activities may have an adverse effect on the Company. As a result, prices, availability, liquidity and terms of the Company’s investments may be negatively impacted by the activities of BlackRock or its clients, and transactions for the Company may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The results of the Company’s investment activities may differ significantly from the results achieved by BlackRock for its proprietary accounts or other accounts (including investment companies or collective investment vehicles) that it manages or advises. It is possible that one or more accounts managed or advised by BlackRock and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Company. Moreover, it is possible that the Company will sustain losses during periods in which one or more proprietary or other accounts managed or advised by BlackRock achieve significant profits. The opposite result is also possible.
From time to time, the Company may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to BlackRock or other accounts managed or advised by BlackRock, and/or the internal policies of BlackRock designed to comply with such requirements. As a result, there may be periods, for example, when BlackRock will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock is performing services or when position limits have been reached. For example, the investment activities of BlackRock for its proprietary accounts and accounts under its management may limit the investment opportunities for the Company in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.
In connection with its management of the Company, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by BlackRock. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Company in accordance with such analysis and models. In addition, BlackRock will not have any obligation to make available any information regarding its proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Company and

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it is not anticipated that BlackRock will have access to such information for the purpose of managing the Company. The proprietary activities or portfolio strategies of BlackRock, or the activities or strategies used for accounts managed by BlackRock or other client accounts could conflict with the transactions and strategies employed by BlackRock in managing the Company.
The Company may be included in investment models developed by BlackRock for use by clients and financial advisors. To the extent clients invest in these investment models and increase the assets under management of the Company, the investment management fee amounts paid by the Company to BlackRock may also increase. The net asset value and liquidity of the Company may be impacted by redemptions of the Company by model-driven investment portfolios, as well as by BlackRock itself and by its advisory clients.
In addition, certain principals and certain employees of the Company’s investment adviser are also principals or employees of other business units or entities within BlackRock. As a result, these principals and employees may have obligations to such other business units or entities or their clients and such obligations to other business units or entities or their clients may be a consideration of which investors in the Company should be aware.
BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Company in which clients of BlackRock, or, to the extent permitted by the SEC and applicable law, BlackRock, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Company, and such party may have no incentive to assure that the Company obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Company may enhance the profitability of BlackRock.
BlackRock may also create, write or issue derivatives for clients, the underlying securities, currencies or instruments of which may be those in which the Company invests or which may be based on the performance of the Company. Additionally, an affiliate of BlackRock will create, write or issue options, which may be based on the performance of certain BlackRock-advised funds. BlackRock has entered into an arrangement with Markit Indices Limited, the index provider for underlying fixed-income indexes used by certain iShares ETFs, related to derivative fixed-income products that are based on such iShares ETFs. Trading activity in these derivative products could also potentially lead to greater liquidity for such products, increased purchase activity with respect to these iShares ETFs and increased assets under management for BlackRock.
The Company may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by BlackRock and may also enter into transactions with other clients of BlackRock where such other clients have interests adverse to those of the Company.
At times, these activities may cause business units or entities within BlackRock to give advice to clients that may cause these clients to take actions adverse to the interests of the Company. To the extent such transactions are permitted, the Company will deal with BlackRock on an arms-length basis.
To the extent authorized by applicable law, BlackRock may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Company. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by BlackRock will be in its view commercially reasonable, although BlackRock, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to BlackRock and such sales personnel, which may have an adverse effect on the Company. Index based funds may use an index provider that is affiliated with another service provider of the Company or BlackRock that acts as a broker, dealer, agent, lender or in other commercial capacities for the Company or BlackRock.
Subject to applicable law, BlackRock (and its personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Company as broker, dealer, agent, lender, adviser or in other commercial capacities. No accounting to the Company or its stockholders will be required, and no fees or other compensation payable by the Company or its stockholders will be reduced by reason of receipt by BlackRock of any such fees or other amounts.
When BlackRock acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Company, BlackRock may take commercial steps in its own interests, which may have an adverse effect on the Company. The Company will be required to establish business relationships with its counterparties based on the

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Company’s own credit standing. BlackRock will not have any obligation to allow its credit to be used in connection with the Company’s establishment of its business relationships, nor is it expected that the Company’s counterparties will rely on the credit of BlackRock in evaluating the Company’s creditworthiness.
Purchases and sales of securities and other assets for the Company may be bunched or aggregated with orders for other BlackRock client accounts, including with accounts that pay different transaction costs solely due to the fact that they have different research payment arrangements. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable or required, or in cases involving client direction.
Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Company will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Company. In addition, under certain circumstances, the Company will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
BlackRock, unless prohibited by applicable law, may cause the Company or account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer.
Subject to applicable law, BlackRock may select brokers that furnish BlackRock, the Company, other BlackRock client accounts or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.
Research or other services obtained in this manner may be used in servicing any or all of the Company and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Company based on the amount of brokerage commissions paid by the Company and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Company and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.
BlackRock, unless prohibited by applicable law, may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above-described arrangements to varying degrees. BlackRock, unless prohibited by applicable law, may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.
BlackRock may utilize certain electronic crossing networks (“ECNs”) (including, without limitation, ECNs in which BlackRock has an investment or other interest, to the extent permitted by applicable law) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Company. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

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BlackRock owns a minority interest in, and is a member of, Members Exchange (“MEMX”), a newly created U.S. stock exchange. Transactions for a fund may be executed on MEMX if third party brokers select MEMX as the appropriate venue for execution of orders placed by BlackRock traders on behalf of client portfolios.
BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Company, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations.
It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of the Company. Increasing the Company’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Company’s expense ratio. BlackRock reserves the right, subject to compliance with applicable law, to redeem at any time some or all of the shares of the Company acquired for its own accounts. To the extent that BlackRock and/or its advisory clients have large investments in the Company, a large redemption of shares of the Company by BlackRock could significantly reduce the asset size of the Company, which might have an adverse effect on the Company’s investment flexibility, portfolio diversification and expense ratio. BlackRock seeks to consider the effect of redemptions on the Company and other shareholders in deciding whether to redeem its shares but is not obligated to do so and may elect not to do so.
It is possible that the Company may invest in securities of, or engage in transactions with, companies in which BlackRock has significant debt or equity investments or other interests. The Company may also invest in issuances (such as structured notes) by entities for which BlackRock provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. In making investment decisions for the Company, BlackRock is not permitted to obtain or use material non-public information acquired by any unit of BlackRock, in the course of these activities. In addition, from time to time, the activities of BlackRock may limit the Company’s flexibility in purchases and sales of securities. As indicated below, BlackRock may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock have an investment.
BlackRock and its personnel and other financial service providers may have interests in promoting sales of the Company. With respect to BlackRock and its personnel, the remuneration and profitability relating to services to and sales of the Company or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Company or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock and such personnel resulting from transactions on behalf of or management of the Company may be greater than the remuneration and profitability resulting from other funds or products.
BlackRock may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for such clients’ accounts may differ from the valuations for the same securities or investments assigned by the Company’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Company’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Company’s pricing vendors and/or fund accountants, there may be instances where the Company’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.
When market quotations are not readily available or are believed by BlackRock to be unreliable, the Company’s investments are valued at fair value by BlackRock. BlackRock has been designated as the Company’s valuation designee pursuant to Rule 2a-5 under the Investment Company Act and acts through BlackRock’s Rule 2a-5 Committee (the “2a-5 Committee”), with assistance from other BlackRock pricing committees and in accordance with BlackRock’s policies and procedures (the “Valuation Procedures”). When determining a “fair value price,” the 2a-5 Committee seeks to determine the price that the Company might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what the Company might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or

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liability to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Company’s NAV. As a result, the Company’s sale or repurchase of its shares at NAV, at a time when a holding or holdings are valued by the 2a-5 Committee at fair value, may have the effect of diluting or increasing the economic interest of existing stockholders and may affect the amount of revenue received by BlackRock with respect to services for which it receives an asset-based fee.
To the extent permitted by applicable law, the Company may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, the Company, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund or other similarly-managed private fund in which it invests, which may result in the Company bearing some additional expenses.
BlackRock and its directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of the Company. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of BlackRock that are the same, different from or made at different times than positions taken for the Company. To lessen the possibility that the Company will be adversely affected by this personal trading, the Company and the Advisor each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Company’s portfolio transactions. Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.
BlackRock will not purchase securities or other property from, or sell securities or other property to, the Company, except that the Company may in accordance with rules or guidance adopted under the Investment Company Act engage in transactions with another fund or accounts that are affiliated with the Company as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Company and/ or BlackRock by the SEC. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for the Company to purchase and another client of BlackRock to sell, or the Company to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Company may be restricted because of regulatory requirements applicable to BlackRock and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice in certain securities or instruments issued by or related to companies for which BlackRock is performing advisory or other services or has proprietary positions. For example, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of the Company, particularly where such services result in BlackRock obtaining material non-public information about the company (e.g., in connection with participation in a creditors’ committee). Similar situations could arise if personnel of BlackRock serve as directors of companies the securities of which the Company wishes to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Company may purchase securities or instruments that are issued by such companies, are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock are directors or officers of the issuer.
BlackRock has adopted and implemented policies and procedures that are designed to address potential conflicts that arise in connection with the advisory services BlackRock provides to the Company and other clients. Certain BlackRock advisory personnel may take views, and make decisions or recommendations, that are different than or opposite those of other BlackRock advisory personnel. Certain portfolio management teams within BlackRock may make decisions or take (or refrain from taking) actions with respect to clients they advise in a manner different than or adverse to the decisions made or the actions taken (or not taken) by the Company’s portfolio management teams. The various portfolio management teams may not share information with each other, including as a result of certain information barriers and other policies, and will not have any obligation or other duty to do so.

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BlackRock has established certain information barriers and other policies to address the sharing of information between different businesses within BlackRock, including, effective on or about January 21, 2025, with respect to personnel responsible with managing portfolios and voting proxies with respect to certain index equity portfolios versus those responsible for managing portfolios and voting proxies with respect to all other portfolios. As a result of information barriers, certain units of BlackRock generally will not have access, or will have limited access, to certain information and personnel, including senior personnel, in other units of BlackRock, and generally will not manage the Company with the benefit of information possessed by such other units. Therefore, BlackRock may not be able to review potential investments for the Company with the benefit of information held by certain areas of BlackRock.
BlackRock may determine to move certain personnel, businesses, or business units from one side of an information barrier to the other side of the information barrier. In connection therewith, BlackRock personnel, businesses, and business units that were moved will no longer have access to the information and personnel from the side of the information barrier from which they were moved. Information obtained in connection with such changes to information barriers may limit or restrict the ability of BlackRock to engage in or otherwise effect transactions on behalf of the Company (including purchasing or selling securities that BlackRock may otherwise have purchased or sold for a client in the absence of a change to an information barrier). Information barriers may not have their intended impact due to, for example, changes in applicable law or inadvertent crossings of the barriers, and actions by personnel on one side of a barrier may impact the potential actions of personnel on the other side of a barrier.
Although the information barriers are intended to allow for independent portfolio management decision-making and proxy voting among certain BlackRock businesses, the investment activities of BlackRock for BlackRock clients, as well as BlackRock’s proprietary accounts, may nonetheless limit the investment strategies and rights of other clients (including the Company). As BlackRock’s assets under management increases, BlackRock clients may face greater negative impacts due to ownership restrictions and limitations imposed by laws, regulations, rules, regulators, or issuers. For example, in certain circumstances where a BlackRock client invests in securities issued by companies that operate in certain industries (e.g., banking, insurance, and utilities) or in certain emerging or international markets, or are subject to regulatory or corporate ownership restrictions (e.g., with mechanisms such as poison pills in place to prevent takeovers), or where a BlackRock client invest in certain futures and derivatives, there may be limits on the aggregate amount invested by BlackRock for its clients and BlackRock’s proprietary accounts that may not be exceeded without the grant of a license or other regulatory or corporate approval, order, consent, relief, waiver or non-disapproval or, if exceeded, may cause BlackRock or its clients to be subject to enforcement actions, disgorgement of share ownership or profits, regulatory restrictions, complex compliance reporting, increased compliance costs or suffer disadvantages or business restrictions. In light of certain restrictions, BlackRock may also seek to make indirect investments (e.g., using derivatives) on behalf of its clients to receive exposure to certain securities in excess of the applicable ownership restrictions and limitations when legally permitted that will expose such clients to additional costs and additional risks, including any risks associated with investing in derivatives. There may be limited availability of derivatives that provide indirect exposure to an impacted security. BlackRock clients can be subject to more than one ownership limitation depending on each client’s holdings, and each ownership limitation can impact multiple securities held by the client. Certain clients or shareholders may have their own overlapping obligations to monitor their compliance with ownership limitations across their investments.
If certain aggregate ownership thresholds are reached either through the actions of BlackRock or a BlackRock client or as a result of corporate actions by the issuer, the ability of BlackRock on behalf of clients to purchase or dispose of investments, or exercise rights (including voting) or undertake business transactions, may be restricted by law, regulation, rule, or organizational documents or otherwise impaired. For example, to meet the requirements of an ownership limitation or restriction, a client may be unable to purchase or directly hold a security the client would otherwise purchase or hold. The limitation or restriction may be based on the holdings of other BlackRock clients instead of the specific client being restricted. For index funds, this means a fund may not be able to track its index as closely as it would if it was not subject to an ownership limitation or restriction because the fund cannot acquire the amount of the impacted security included in its index. BlackRock on behalf of its clients may limit purchases, sell existing investments, utilize indirect investments, utilize information barriers, or otherwise restrict, forgo, or limit the exercise of rights (including transferring, outsourcing, or limiting voting rights or forgoing the right to receive dividends) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds. These types of restrictions could negatively impact a client’s performance or ability to meet its investment objective.

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When BlackRock or a BlackRock client is subject to an ownership limitation, BlackRock may in its discretion seek permission from the applicable issuers or regulators to exceed the limitation. However, there is no guarantee that permission will be granted, or that, once granted, it will not be modified or revoked at a later date with minimal or no notice. The issuer and/or regulator may also require that BlackRock on behalf of itself and its clients take or refrain from taking certain actions in connection with the approval, order, consent, relief or non-disapproval, which BlackRock may accept if it believes the benefits outweigh the costs and may limit BlackRock from taking actions that it otherwise would take. In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients, taking into consideration benchmark weight and investment strategy. BlackRock may adopt certain controls designed to prevent the occurrence of a breach of any applicable ownership threshold or limits, including, for example, when ownership in certain securities nears an applicable threshold, BlackRock may limit additional purchases in such securities or, with respect to ETFs, remove such securities from the list of Deposit Securities to be delivered to the fund in connection with purchases of Creation Units of such fund. If client holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to reduce these positions to meet the applicable limitations and BlackRock or such client may be subject to regulatory actions. In these cases, the investments will be sold in a manner that BlackRock deems fair and equitable over time.
Ownership limitations are highly complex. It is possible that, despite BlackRock’s intent to either comply with or be granted permission to exceed ownership limitations, it may inadvertently breach a limit or violate the corporate or regulatory approval, order, consent, relief or non-disapproval that was obtained.
In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.
BlackRock may maintain securities indices. To the extent permitted by applicable laws, the Company may seek to license and use such indices as part of their investment strategy. Index based funds that seek to track the performance of securities indices also may use the name of the index or index provider in the fund name. Index providers, including BlackRock (to the extent permitted by applicable law), may be paid licensing fees for use of their index or index name. In instances where BlackRock charges a unitary management fee, BlackRock may have a financial incentive to use a BlackRock index that is less costly to BlackRock than a third party index. BlackRock may benefit from the fund using BlackRock indices by creating increasing acceptance in the marketplace for such indices. BlackRock is not obligated to license its indices to the Company and the Company is under no obligation to use BlackRock indices. Any fund that enters into a license for a BlackRock index cannot be assured that the terms of any index licensing agreement with BlackRock will be as favorable as those terms offered to other licensees.
BlackRock may enter into contractual arrangements with third-party service providers to the Company (e.g., custodians, administrators and index providers) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. BlackRock may also enter into contractual arrangements with such service providers pursuant to which BlackRock incurs additional costs if the service provider’s services are terminated with respect to the Company. To the extent that BlackRock is responsible for paying service providers out of its fees that it receives from the Company, the benefits of lower fees, including any fee discounts or concessions, or any additional savings, may accrue, in whole or in part, to BlackRock, which could result in conflicts of interest relating to the use or termination of service providers to the Company. In addition, conflicts of interest may arise with respect to contractual arrangements with third-party service providers to the Company, or the selection of such providers, particularly in circumstances where BlackRock is negotiating on behalf of both funds that have a unitary management fee and those that do not or different service providers have different fee structures.
Conflicts of interest may arise as a result of simultaneous investment management of multiple client accounts by the BlackRock’s investment professionals. For example, differences in the advisory fee structure may create the appearance of actual or potential conflicts of interest because such differences could create pecuniary incentives for BlackRock to favor one client account over another.
BlackRock owns or has an ownership interest in certain trading, portfolio management, operations and/or information systems used by Company service providers. These systems are, or will be, used by the Company service provider in connection with the provision of services to accounts managed by BlackRock and funds managed and

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sponsored by BlackRock, including the Company, that engage the service provider (typically the custodian). The Company’s service provider remunerates BlackRock for the use of the systems. The Company service provider’s payments to BlackRock for the use of these systems may enhance the profitability of BlackRock.
BlackRock’s receipt of fees from a service provider in connection with the use of systems provided by BlackRock may create an incentive for BlackRock to recommend that the Company enter into or renew an arrangement with the service provider.
In recognition of a BlackRock client’s overall relationship with BlackRock, BlackRock may offer special pricing arrangements for certain services provided by BlackRock. Any such special pricing arrangements will not affect Company fees and expenses applicable to such client’s investment in the Company.
Present and future activities of BlackRock and its directors, officers and employees, in addition to those described in this section, may give rise to additional conflicts of interest.

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CUSTODIAN
Wells Fargo Bank, National Association provides custodian services to us pursuant to a custodian services agreement. For the services provided to us by the Custodian, the Custodian is entitled to fees as agreed upon from time to time. The address of Wells Fargo Bank, National Association is 101 North Phillips Avenue, Sioux Falls, South Dakota 57104.
TRANSFER AGENT
Computershare Inc. provides transfer agency support to us and serves as our dividend paying agent under a transfer agency agreement. The address of Computershare Inc., 150 Royall St, Canton, MA 02021 United States.
LEGAL MATTERS
Certain legal matters in connection with the Securities will be passed upon for us by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The consolidated financial statements of the Company and its subsidiaries, incorporated in this prospectus by reference from the Company’s Annual Report on Form 10-K as of December 31, 2024, and the effectiveness of the Company’s internal control over financial reporting, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports incorporated by reference, and included elsewhere in this Registration Statement.
The address of Deloitte & Touche LLP is 555 West 5th Street, Suite 2700, Los Angeles, California 90013.
ADDITIONAL INFORMATION
We have filed a registration statement with the SEC on Form N-2, including amendments, relating to the shares we are offering. This prospectus does not contain all of the information set forth in the registration statement, including any exhibits and schedules it may contain. For further information concerning us or the shares we are offering, please refer to the registration statement. Statements contained in this prospectus as to the contents of any contract or other document referred to describe the material terms thereof but are not necessarily complete and in each instance reference is made to the copy of any contract or other document filed as an exhibit to the registration statement. Each statement is qualified in all respects by this reference.
We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov.
We maintain a website at http://www.tcpcapital.com and we make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through this website. Information contained on our website is not incorporated by reference into this prospectus and should not be considered to be part of this prospectus.
No person is authorized to give any information or represent anything not contained in this prospectus, any accompanying prospectus supplement and any applicable pricing supplement. We are only offering the securities in places where sales of those securities are permitted. The information contained in this prospectus, any accompanying prospectus supplement and any applicable pricing supplement, as well as information incorporated by reference, is current only as of the date of that information. Our business, financial condition, results of operations and prospects may have changed since that date.

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PRIVACY PRINCIPLES
We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).
We restrict access to non-public personal information about our stockholders to employees of the Advisor and its affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

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PART C - OTHER INFORMATION

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS
(1)	Financial Statements

The consolidated statements of assets and liabilities, including the consolidated schedules of investments, as of June 30, 2025, March 31, 2025, December 31, 2024 and December 31, 2023, the related consolidated statements of operations, cash flows, and changes in net assets for each of the three years in the period ended December 31, 2024 and the three months ended June 30, 2025, March 31, 2025, June 30, 2024, and March 31, 2024, and the related notes, and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Discussion and Analysis of Financial Condition and Results of Operations) as of December 31, 2024 have been incorporated by reference in this registration statement in “Part A—Information Required in a Prospectus.”

(2)	Exhibits
Exhibit No.	Description
(a)(1)	Certificate of Incorporation of the Registrant(1)
(a)(2)	Certificate of Amendment to the Certificate of Incorporation of the Registrant(2)
(b)	Second Amended and Restated Bylaws of the Registrant(3)
(c)	Not Applicable
(d)(1)	Statement of Eligibility of Trustee on Form T-1*
(d)(2)	Form of Certificate of Designation for Preferred Stock(4)
(d)(3)	Indenture, dated as of August 11, 2017, by and between the Registrant and U.S. Bank National Association, as the Trustee(5)
(d)(4)	First Supplemental Indenture, dated as of August 11, 2017, by and between the Registrant and U.S. Bank National Association, as the Trustee(5)
(d)(7)	Second Supplemental Indenture, dated as of August 23, 2019, by and between the Registrant and U.S. Bank National Association, as the Trustee(6)
(d)(8)	Third Supplemental Indenture, dated as of February 9, 2021, by and between the Registrant and U.S. Bank National Association, as the Trustee(7)
(d)(9)	Fourth Supplemental Indenture, dated as of May 30, 2024, between the Registrant and U.S. Bank Trust Company, National Association, as the Trustee(8)
(e)	Dividend Reinvestment Plan of Registrant(20)
(f)	Not Applicable
(g)(i)	Second Amended and Restated Investment Management Agreement By and Between Registrant and Tennenbaum Capital Partners, LLC(18)
(g)(ii)	Fee Waiver Agreement between Registrant and Tennenbaum Capital Partners, LLC(19)
(h)	Form of Underwriting Agreement(+)
(i)	Not Applicable
(j)	Custodial Agreement dated as of July 31, 2006(10)
(k)(1)	Form of Administration Agreement of the Registrant (11)
(k)(2)	Form of Transfer Agency and Registrar Services Agreement(9)
(k)(3)	Form of License Agreement(9)

Exhibit No.	Description
(k)(4)	Indenture, dated as of June 17, 2014, by and between the Registrant and U.S. Bank National Association, as the Trustee(12)
(k)(6)	Indenture, dated as of September 6, 2016, by and between the Registrant and U.S. Bank National Association, as the Trustee(13)
(k)(8)	TCPC Funding Loan Financing and Servicing Agreement dated as of May 7, 2019(14)
(k)(9)	Amended and Restated Senior Secured Revolving Credit Agreement dated as of May 6, 2019(15)
(k)(10)	Amended and Restated Guaranty, Pledge and Security Agreement dated as of May 6, 2019(15)
(k)(11)	Loan and Servicing Agreement dated as of August 4, 2020(16)
(k)(12)	Form of Global Note of 2.850% Notes due 2026(6)
(k)(13)	Form of Global Note of 6.95% Notes due 2029(21)
(k)(14)	Ninth Amendment, dated as of May 16, 2025, by and among BCIC Merger Sub, LLC, the Subsidiary Guarantors party thereto, the Lenders party thereto and Citibank, N.A., as administrative agent(22)
(l)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Registrant(*)
(m)	Not Applicable
(n)(1)	Consent of Deloitte & Touche LLP(*)
(n)(2)	Power of Attorney(*)
(o)	Not Applicable
(p)	Not Applicable
(q)	Not Applicable
(r)	Consolidated Code of Ethics of the Registrant and our Advisor(*)
(s)	Calculation of Filing Fee Table(*)
99.1	Form of Preliminary Prospectus Supplement For Common Stock Offerings(*)
99.2	Form of Preliminary Prospectus Supplement For Preferred Stock Offerings(*)
99.3	Form of Preliminary Prospectus Supplement For Debt Offerings(*)
99.4	Form of Preliminary Prospectus Supplement For Subscription Rights Offerings(*)
99.5	Form of Preliminary Prospectus Supplement For Warrant Offerings(*)

*	Filed herewith.
+	To be filed by amendment.
(1)	Incorporated by reference to Exhibit (a)(2) to the Registrant’s Registration Statement under the Securities Act of 1933 (File No. 333-172669), on Form N-2, filed on May 13, 2011.
(2)	Incorporated by reference to Exhibit 99.2 to the Registrant’s Form 8-K, filed on August 2, 2018.
(3)	Incorporated by reference to Exhibit 99.1 to the Registrant’s Form 8-K, filed on August 2, 2024.
(4)	Incorporated by reference to Exhibit 4.1 of the Registrant’s Form 8-K filed on June 17, 2014.
(5)	Incorporated by reference to the corresponding exhibit number to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement under the Securities Act of 1933 (File No. 333-216716) on Form N-2, filed on November 28, 2017.
(6)	Incorporated by reference to Exhibit 4.1 to the Registrant’s Form 8-K filed on February 9, 2021.
(7)	Incorporated by reference to Exhibit 14.1 to the Registrant’s Form 10-K, filed on February 25, 2021.
(8)	Incorporated by reference to Exhibit 4.1 to the Registrant’s Form 8-K filed on June 17, 2014.

(9)	Incorporated by reference to the corresponding exhibit number to the Registrant’s Registration Statement under the Securities Act of 1933 (File No. 333-194669), on Form N-2, filed on June 5, 2014.
(10)	Incorporated by reference to the corresponding exhibit number to the Registrant’s Registration Statement under the Securities Act of 1933 (File No. 333-172669), on Form N-2, filed on May 13, 2011.
(11)	Incorporated by reference to the corresponding exhibit number to the Registrant’s Registration Statement under the Securities Act of 1933 (File No. 333-172669), on Form N-2, filed on March 5, 2012.
(12)	Incorporated by reference to the corresponding exhibit number to the Registrant’s Registration Statement under the Securities Act of 1933 (File No. 333-204571), on Form N-2, filed on May 29, 2015.
(13)	Incorporated by reference to the corresponding exhibit number to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement under the Securities Act of 1933 (File No. 333-216716), on Form N-2, filed on August 11, 2017.
(14)	Incorporated by reference to Exhibit 10.2 of the Registrant’s Form 8-K filed on May 8, 2019.
(15)	Incorporated by reference to Exhibit 10.3 of the Registrant’s Form 8-K filed on May 8, 2019.
(16)	Incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed on August 6, 2020.
(17)	Reserved.
(18)	Incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed on September 6, 2023.
(19)	Incorporated by reference to Exhibit 10.2 to the Registrant’s Form 8-K filed on September 6, 2023.
(20)	Incorporated by reference to Exhibit 10.6 to the Registrant’s Form 8-K filed on March 18, 2024.
(21)	Incorporated by reference to Exhibit 4.1 to the Registrant’s Form 8-K filed on May 30, 2024.
(22)	Incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed on May 19, 2025.

ITEM 26.	MARKETING ARRANGEMENTS

Any information concerning any underwriters (and related marketing arrangements) will be contained in the accompanying prospectus supplement, if any.

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION**

Commission registration fee	*
Nasdaq Global Select Additional Listing Fees	**
FINRA filing fee	**
Accounting fees and expenses	**
Legal fees and expenses	**
Printing and engraving	**
Miscellaneous fees and expenses	**
Total	**

*	Deferred in reliance on Rule 456(b) and 457(r)
**	These fees and expenses are calculated based on the number of issuances and amount of securities offered and accordingly cannot be estimated at this time.

All of the expenses set forth above shall be borne by the Company.

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

As of September 22, 2025, the following list sets forth entities in which the Registrant owns a controlling interest, the state under whose laws the entity is organized, and the percentage of voting securities or membership interests owned by the Registrant in such entity.

Name of Entity and Place of Jurisdiction	% of Voting Securities Owned
Special Value Continuation Partners, LLC (Delaware)	100.0%
TCPC Funding I LLC (Delaware)	100.0%
TCPC Funding II LLC (Delaware)	100.0%
TCPC SBIC, LP (Delaware)	100.0%
BCIC Merger Sub, LLC (Delaware)*	100.0%

*       Special Value Continues Partners, LLC owns 100% of the equity of BCIC Merger Sub, LLC.

ITEM 29.	NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the number of record holders of our common stock at June 30, 2025.

Title of Class	Number of Record Holders
Common Stock, par value $.001 per share	161
ITEM 30.	INDEMNIFICATION

The information contained under the heading “Description of Our Capital Stock” is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

The Registrant has agreed to indemnify the underwriters against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of our Advisor, reference is made to our Advisor’s Form ADV, filed with the Securities and Exchange Commission under the Investment Advisers Act of 1940, and incorporated herein by reference upon filing.

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, 2951 28th Street, Suite 1000, Santa Monica, CA 90405;
(2)	the Transfer Agent, Computershare, Inc., 150 Royall St., Canton, MA 02021;
(3)	the Custodian, Wells Fargo Bank, National Association, 101 North Phillips Avenue, Sioux Falls, South Dakota 57104; and
(4)	our Advisor, 2951 28th Street, Suite 1000, Santa Monica, CA 90405. Our Advisor’s telephone number is (310) 566-1094, and its facsimile number is (310) 566-1010.
ITEM 33.	MANAGEMENT SERVICES

Not Applicable.

ITEM 34.	UNDERTAKINGS
1.	Not applicable.
2.	Not applicable.
3.
(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:
(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;
(2)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b), or other applicable SEC rule under the Securities Act, if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and
(3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs 3(a)(i), (ii), and (iii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to section 13, section 14 or section 15(d) of the Exchange Act that are incorporated by reference into this Registration Statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of this Registration Statement.

(b)	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;
(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:
(1)	if the Registrant is relying on Rule 430B:
(A)	Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and
(B)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)	if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) under the Securities Act, as applicable, as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and
(e)	that, for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act; (2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant; (3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
4.	Not applicable.
5.	The Registrant undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
6.	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

7.	to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or statement of additional information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, in the City of Santa Monica, and State of New York, thereunto duly authorized, on the 22nd day of September, 2025.

BLACKROCK TCP CAPITAL CORP.

By:	/s/ Philip Tseng
Philip Tseng
Chief Executive Officer, Chairman of the Board and Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed by the following persons in the capacities indicated on the 22nd day of September 2025. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Signature	Title

/s/ Philip Tseng	Chief Executive Officer, Chairman of the Board and Director
Philip Tseng	(principal executive officer)

/s/ Erik L. Cuellar	Chief Financial Officer
Erik L. Cuellar	(principal financial and accounting officer)

*	Director
John R. Baron

*	Director
Eric J. Draut

*	Director
Karen L. Leets

*	Director
Andrea L. Petro

*	Director
Maureen K. Usifer

*By:	/s/ Diana Huffman
Diana Huffman
as Attorney-in-Fact

INDEX TO EXHIBITS

Exhibits

(d)(1)	Statement of Eligibility of Trustee on Form T-1.*
(l)	Opinion and Consent of Counsel to the Company.*
(n)(1)	Consent of Deloitte & Touche LLP.*
(n)(2)	Power of Attorney.*
(r)	Consolidated Code of Ethics of the Registrant and our Advisor*
(s)	Calculation of Filing Fee Table*
99.1	Form of Preliminary Prospectus Supplement For Common Stock Offerings.*
99.2	Form of Preliminary Prospectus Supplement For Preferred Stock Offerings.*
99.3	Form of Preliminary Prospectus Supplement For Debt Offerings.*
99.4	Form of Preliminary Prospectus Supplement For Subscription Rights Offerings.*
99.5	Form of Preliminary Prospectus Supplement For Warrant Offerings.*

*	Filed herewith